                                        Registration Statement Nos. 2-82592
                                                                    811-3696

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       []

     Pre-Effective Amendment No.                                              []
                                 -----
     Post-Effective Amendment No.  33                                         []
                                 -----
                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               []

     Amendment No.  36
                  -----
                        (Check appropriate box or boxes.)
--------------------------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

                            RESERVE TAX-EXEMPT TRUST
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code
                                                   -----------------------------

--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

            MaryKathleen Foynes, Esq.
            The Reserve Funds
            1250 Broadway
            New York, NY 10001-3701

  Approximate Date of Proposed Public Offering
                                              ----------------------------------

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)

  [ ] on (date) pursuant to paragraph (b)

  [ ] 60 days after filing pursuant to paragraph (a)(1)

  [X] on July 31, 1999 pursuant to paragraph (a)(1)

  [ ] 75 days after filing pursuant to paragraph (a)(2)

  [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

if appropriate, check the following box:

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Commission is requested to send copies of all communications to:
                        MaryKathleen Foynes, Esq.
                        The Reserve Funds
                        1250 Broadway
                        New York, NY 10001-3701


PART A            (Single State, Interstate AMEX Combo)
PART B            (Single State & Interstate)

[THE RESERVE FUNDS LOGO]          General Information, Purchases and Redemptions
                                  24-Hour Yield and Balance Information

                                  Nationwide 800-637-1700 - www.reservefunds.com



                          TAX-EXEMPT MONEY-MARKET FUNDS
                                FOR RESIDENTS OF
           CALIFORNIA, CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN,
                   NEW JERSEY, NEW YORK, OHIO AND PENNSYLVANIA

                                   PROSPECTUS
                                  JULY 31, 1999



The NEW YORK TAX-EXEMPT FUND of Reserve New York Tax-Exempt Trust and the CALIFORNIA II TAX-EXEMPT, CONNECTICUT TAX-EXEMPT, FLORIDA TAX-EXEMPT, MASSACHUSETTS TAX-EXEMPT, MICHIGAN TAX-EXEMPT, NEW JERSEY TAX-EXEMPT, OHIO TAX-EXEMPT and PENNSYLVANIA TAX-EXEMPT FUNDS of Reserve Tax-Exempt Trust (each a Fund, together the "Fund(s)") are money-market funds whose investment objective is to seek as high a level of short-term interest income exempt from federal income and state and local personal income and/or property taxes, if any, for resident holders of the particular state fund as is consistent with preservation of capital and liquidity








                                 ---------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
      ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                                ---------------

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                TABLE OF CONTENTS                     PAGE
                                                      ----
Investment Objective & Strategy.................       2
Performance History.............................       4
Expenses........................................       6
Management......................................       8
How to Buy Shares...............................       8
Selling Fund Shares.............................       9
Tax Consequences................................      10
General Information.............................      11
Financial Highlights............................      11


                         INVESTMENT OBJECTIVE & STRATEGY

       The investment objective of each Fund is to seek as high a level of short-term interest income exempt from federal income and state and local personal income and/or property taxes, if any, for resident holders of the named state fund as is consistent with preservation of capital and liquidity. Each Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state for which it is named and the state's counties, municipalities, authorities or other political subdivisions. However, achievement of this objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940 ("1940 Act"). The Funds seek to maintain a stable $1.00 share price.

       The Funds are designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and are designed to reduce or eliminate for the investor the mechanical problems of direct investment in money-market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.

       The portfolio managers monitor a range of economic and financial factors. Based on their analysis, the Funds are principally invested in high quality, tax-exempt obligations issued by the specific state and its counties, municipalities, authorities or other political subdivisions that are intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

       Money-market funds are subject to federal regulations designed to help maintain liquidity. The regulations set strict standards for credit quality, diversification and maturity (397 days or less for individual securities, 90 days or less for the average portfolio life.)

The Funds' principal investment strategies include:

       - Investing primarily in municipal money-market securities. Each of the Funds invests principally in high-quality, tax-exempt obligations issued by the specific state and its counties, municipalities, authorities or other political subdivisions. These securities are generally referred to as "municipal obligations".

       - Investing at least 80% of the value of each Fund's net assets in municipal obligations which are exempt from federal, income and state and, with respect to the New York Tax-Exempt Fund, local personal income taxes and, with respect to the Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, unless it has adopted a temporary defensive position. In addition, during periods when RMCI believes that municipal obligations meeting each respective Fund's quality standards are not available, a Fund may invest up to 20% of the value of its net assets, or a greater percentage on a temporary basis, in municipal obligations exempt only from federal income taxes

       - Monitoring a range of economic and financial factors and based on the Fund manager's analysis investing each Fund's assets in a mix of money-market securities that is intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

       - Investing in compliance with federal regulations designed to help maintain liquidity and the strict standards for credit quality, diversification and maturity.

       The interest on securities generally known as municipal obligations is exempt from federal income tax in the opinion of either bond counsel for the issuer or, in some instances, the issuer itself. These obligations may be issued to raise money for various public purposes such as constructing public facilities, while others are issued to obtain funding for privately operated facilities.

General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Municipal obligations bear fixed, variable or floating rates of interest.

       Each Fund may purchase floating and variable rate demand bonds, which are municipal obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. A Fund will not invest more than 10% of the value of its assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such municipal obligations requires more than seven (7) days' notice.

       Each Fund will purchase tax-exempt securities which are rated MIG1 or MIG2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent. Municipal obligations which are not rated may also be purchased provided Reserve Management Co., Inc ("RMCI"), the Adviser, determines them to be of comparable quality pursuant to guidelines established by their Boards of Trustees ("Trustees").

OTHER INVESTMENT POLICIES OF THE FUNDS. Municipal obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on a Fund's ability to purchase municipal securities on a when-issued basis. At the time a Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). Each Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. RMCI does not believe that a Fund's NAV or income will be adversely affected by the purchase of municipal obligations on a when-issued basis.

       The Funds may purchase participation interests in municipal obligations from financial institutions. A participation interest gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks.

       Interest received on certain otherwise tax-exempt securities ("private activity bonds") is subject to a federal Alternative Minimum Tax ("AMT"). It is the position of the SEC that in order for a fund to call itself "tax-free", not more than 20% of its net assets may be invested in municipal securities subject to the AMT or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of each Fund to the AMT. However, as of the date of this Prospectus, each Fund has not and does not purchase such securities, but reserves the right to do so depending on market conditions in the future.

       Although it is not the current intention, from time to time a Fund may invest in taxable short-term investments ("taxable investments") consisting of obligations backed by the full faith and credit of the U.S. government, its agencies or instrumentalities ("U.S. government securities"), deposit-type obligations, acceptances, letters of credit of Federal Deposit Insurance Corporation member banks and instruments fully collateralized by such obligations, including repurchase agreements. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of each Fund will be including repurchase agreements invested in taxable investments at any time.

       All the Funds are allowed to invest all or substantially all of its investable assets, except to the extent required to remain uninvested to satisfy cash requirements, in another open-end management company having the same investment objective and substantially similar policies and restriction.

       RMCI uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's, S&P and other rating services, when available.

       For more information on the investment objective and strategy, please read the Statement of Additional Information ("SAI").

RISKS OF INVESTING IN THE FUNDS. The Funds are money-market funds which are a specific type of fund that seeks to maintain a $1.00 price per share. An investment in the Funds is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Additionally, each Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

       While each Fund has maintained a constant share price since inception, and will strive to do so, the following factors and principal investment risks could reduce the Fund's income level and/or share price:

       - Interest rates could rise sharply causing the value of a Fund's securities and share price to drop.

       - The municipal market is volatile and there are risks associated with concentrating investments in an industry which can be significantly affected by adverse economic or political changes and the financial condition of the issuers of municipal securities.

       - The value of municipal securities may be affected by uncertainties and changes in municipal market-related legislation or litigation.

       - As to the Funds which invest in industrial revenue development bonds and notes secured by letters of credit or guarantees of banks, the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry.

       - Adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

       - A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money-market security to decrease.

       - Unfavorable political or economic conditions within a specific state can affect the credit quality of issuers located in that state.

Year 2000. Many computer software systems in use today cannot distinguish year 2000 from the year 1900. Most of the services provided to the Trust depend on the smooth functioning of computer systems. The Trust could be adversely affected if the computer systems and service providers that interface with it are unable to process data from January 1, 2000 and after; however, steps are being taken to reasonably address this issue and to obtain assurance that comparable efforts are being made by service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, because the Year 2000 issue affects virtually all organizations, the extent of its impact cannot be predicted.

OTHER RISKS. These and other risks are discussed in more detail in the SAI. Most of the Funds' performance depends on interest rates. When interest rates fall, a Fund's yields will typically fall as well. Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money-market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue.

       The Reserve Funds' emphasis on the high credit quality of its investments may mean that its yields are lower than those available from certain other money-market funds, either on a before- or after-tax basis. Because of the low level of risk, over time, a money-market fund may produce lower returns than bond or stock investments which entail higher levels of risk.

                               PERFORMANCE HISTORY

       The bar charts below show the Funds' annual returns for the past ten years, together with the best and worst quarters. The accompanying "Average Annual Total Return as of December 31, 1998" table gives some indication of risk of an investment in the Funds by comparing each Fund's performance to that of the [INSERT APPROPRIATE BROAD-BASED MARKET INDEX NAME] index, a widely recognized index of [INSERT BRIEF DESCRIPTION OF THE INDEX]. The tables assume reinvestment of dividends and distributions, if any. The Reserve Tax-Exempt Trust did not begin offering shares of Michigan Tax-Exempt Fund until December 14, 1998 and California II Tax-Exempt Fund until _______, 1999 and they do not appear in the tables. As with all mutual funds, the past is not a prediction of the future.

NEW YORK TAX-EXEMPT FUND                  MASSACHUSETTS TAX-EXEMPT FUND
1989     5.50%                            1990(2)  5.49%
1990     5.17%                            1991     4.22%
1991     3.79%                            1992     2.46%
1992     2.26%                            1993     1.83%
1993     1.48%                            1994     2.17%
1994     1.97%                            1995     2.96%
1995     2.96%                            1996     2.57%
1996     2.51%                            1997     2.87%
1997     2.68%                            1998     2.53%
1998     2.48%                            BEST QUARTER 3rd Q 1995 up______
BEST QUARTER 2nd Q 1989 up 1.41%          WORST QUARTER 1st Q 1993 up_____
WORST QUARTER    _____Q 19___ up ___ %
                                          MICHIGAN TAX-EXEMPT FUND
CONNECTICUT TAX-EXEMPT FUND               1998(3)       0.11%
1989     5.77%                            BEST QUARTER ______ Q 19____ up %
1990     5.18%                            WORST QUARTER _____Q 19___ up ___ %
1991     3.62%
1992     2.25%                            NEW JERSEY TAX-EXEMPT FUND
1993     1.64%                            1994(4)  1.20%
1994     2.06%                            1995     2.87%
1995     2.85%                            1996     2.41%
1996     2.45%                            1997     2.55%
1997     2.66%                            1998     2.42%
1998     2.50%                            BEST QUARTER 1st Q 1995 up 0.71%
BEST QUARTER 4th Q up 1.41%               WORST QUARTER 3rd Q 1994 up 0.48%
WORST QUARTER 1st Q up .38%
                                          OHIO TAX-EXEMPT FUND
FLORIDA TAX-EXEMPT FUND                   1998(5)       1.86%
1996(1)  1.24%                            BEST QUARTER ______ Q 19____ up %
1997     2.66%                            WORST QUARTER _____Q 19___ up ___ %
1998     2.62%
BEST QUARTER  2nd Q 1998 up 0.73%         PENNSYLVANIA TAX-EXEMPT FUND
WORST QUARTER 1st Q 1997 up 0.54%         1997(6)       0.84%
                                          1998          2.53%
                                           QUARTER 4th Q 1997 up 0.69%
                                          WORST QUARTER 1st Q 1998 up 0.59%



--------------------------

(1)For the period June 24, 1996, (Commencement of Operations) to December
31,1996.

(2)For the period January 22, 1990 (Commencement of Operations) to December 31,1990.

(3)For the period December 14, 1998 (Commencement of Operations) to December 31,1998.

(4)For the period October 17, 1994 (Commencement of Operations) to December 31,1998.

(5)For the period April 1, 1998 (Commencement of Operations) to December 31,
1998.

(6)For the period September 12, 1997 (Commencement of Operations) to December 31, 1997.

               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                              1                      5              SINCE
                                                             YEAR                  YEARS          INCEPTION
                                                             ----                  -----          ---------
Connecticut Tax-Exempt Fund                                  2.50%                 2.50%           3.09%*
[INSERT APPROPRIATE BROAD-BASED MARKET INDEX NAME]        [INSERT %]
--------------------------------------------------        ----------
Florida Tax-Exempt Fund                                      2.62%                    --           2.59%
[INSERT APPROPRIATE BROAD-BASED MARKET INDEX NAME]        [INSERT %]
--------------------------------------------------        ----------
Massachusetts Tax-Exempt Fund                                2.53%                 2.62%           3.93%
[INSERT APPROPRIATE BROAD-BASED MARKET INDEX NAME]        [INSERT %]
--------------------------------------------------        ----------
New Jersey Tax-Exempt Fund                                   2.42%                    --           2.72%
[INSERT APPROPRIATE BROAD-BASED MARKET INDEX NAME]        [INSERT %]
--------------------------------------------------        ----------
New York Tax-Exempt Fund                                     2.48%                 2.52%           3.07%*
[INSERT APPROPRIATE BROAD-BASED MARKET INDEX NAME]        [INSERT %]
--------------------------------------------------        ----------
Ohio Tax-Exempt Fund                                         1.86%                    --           2.48%
[INSERT APPROPRIATE BROAD-BASED MARKET INDEX NAME]        [INSERT %]
--------------------------------------------------        ----------
Pennsylvania Tax-Exempt Fund                                 2.53%                    --           2.59%
[INSERT APPROPRIATE BROAD-BASED MARKET INDEX NAME]        [INSERT %]
--------------------------------------------------        ----------

          ------------
       * The returns for the Connecticut and New York Tax-Exempt Funds reflect 10 year average The investment objective of each Fund is to seek as high a level of short-term interest income exempt from federal income and state and local personal income and/or property taxes, if any, for resident holders of the named state fund as is consistent with preservation of capital and liquidity. Each Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state for which it is named and the state's counties, municipalities, authorities or other political subdivisions. However, achievement of the Funds' objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940 ("1940 Act"). The Funds seek to maintain a stable $1.00 share price.

            annual returns as of December 31, 1998.

                    THE 7-DAY YIELD AS OF DECEMBER 31, 1998:

                                           CURRENT                  EFFECTIVE
                                           -------                  ---------
Connecticut Tax-Exempt Fund                 2.50%                    2.54%
Florida Tax-Exempt Fund                     2.63%                    2.66%
Massachusetts Tax-Exempt Fund               2.62%                    2.65%
Michigan Tax-Exempt Fund                    2.49%                    2.52%
New Jersey Tax-Exempt Fund                  2.55%                    2.58%
New York Tax-Exempt Fund                    2.57%                    2.60%
Ohio Tax-Exempt Fund                        2.42%                    2.45%
Pennsylvania Tax-Exempt Fund                2.72%                    2.76%


 For the Funds' current yields, call toll-free (800) 637-1700 or visit our web site at www.reservefunds.com

                                    EXPENSES

       As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. There are no sales charges (loads) or exchange fees associated with an investment in the Funds. Annual fund operating expenses are paid out of the assets of each Fund, so their effect is included in each Fund's share price. Annual fund operating expenses, indicated in the table below, reflect expenses for the Funds' fiscal year ended May 31, 1999.



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

                 SHAREHOLDER TRANSACTION EXPENSES FOR ALL FUNDS

Sales Load Imposed on Purchases..............................................    None
Sales Load Imposed on Reinvested Dividends...................................    None
Redemption Fees*.............................................................    None
Exchange Fees................................................................    None

       * A $2 fee will be charged on redemption checks issued by the Funds of less than $100 and a $10 fee will be charged for wire redemptions of less than $10,000. If you use your VISA card at an ATM, the owner of the ATM may charge you a surcharge.

                  ANNUAL FUND OPERATING EXPENSES FOR ALL FUNDS
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                               CALIFORNIA II   CONNECTICUT    FLORIDA     MASSACHUSETTS     MICHIGAN
                                                TAX-EXEMPT      TAX-EXEMPT   TAX-EXEMPT    TAX-EXEMPT      TAX-EXEMPT
                                                   FUND            FUND         FUND          FUND            FUND
                                                   ----            ----         ----          ----            ----
Comprehensive Management Fee (a).............      .80%            .80%         .80%          .80%            .80%
12b-1 Fees (b)...............................      .20%            .20%         .20%          .20%            .20%
                                                  -----           -----        -----         -----           -----
Total Operating Expenses.....................     1.00%           1.00%        1.00%         1.00%           1.00%
                                                  =====           =====        =====         =====           =====

                                               NEW JERSEY         NEW YORK       OHIO      PENNSYLVANIA
                                               TAX-EXEMPT        TAX-EXEMPT   TAX-EXEMPT    TAX-EXEMPT
                                                  FUND              FUND         FUND          FUND
                                                  ----              ----         ----          ----
Comprehensive Management Fee (a)............      .80%              .80%         .80%          .80%
12b-1 Fees (b)..............................      .20%              .20%         .20%          .20%
                                                 -----             -----        -----         -----
Total Operating Expenses....................     1.00%             1.00%        1.00%         1.00%
                                                 =====             =====        =====         =====

(a) The comprehensive management fee includes advisory and customary operating expenses. However, the Funds may be charged for certain non-recurring extraordinary expenses and its allocated or direct share of certain other expenses. See "Management".

(b) The Funds have adopted a Rule 12b-1 plan which allows the Funds to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.20% per year of each Fund's average net assets. As these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses which may be more or less than those shown. This example is based on the annual fund operating expenses described in the table, which do not reflect fee waivers for the Fund during the fiscal year ended May 31, 1999.

       This example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        SHAREHOLDER TRANSACTION EXPENSES

                                        ONE YEAR           THREE YEARS          FIVE YEARS            TEN YEARS
                                        --------           -----------          ----------            ---------
California II Tax-Exempt Fund             $105                $328              $1,012                  1,701
Connecticut Tax-Exempt Fund               $105                $328              $1,012                  1,701
Florida Tax-Exempt Fund                   $105                $328              $1,012                  1,701
Massachusetts Tax-Exempt Fund             $105                $328              $1,012                  1,701
Michigan Tax-Exempt Fund                  $105                $328              $1,012                  1,701
New Jersey Tax-Exempt Fund                $105                $328              $1,012                  1,701
New York Tax-Exempt Fund                  $105                $328              $1,012                  1,701
Ohio Tax-Exempt Fund                      $105                $328              $1,012                  1,701
Pennsylvania Tax-Exempt Fund              $105                $328              $1,012                  1,701

       PLEASE NOTE THAT THE ABOVE EXAMPLE IS AN ESTIMATE OF THE EXPENSES TO BE INCURRED BY SHAREHOLDERS OF THE FUNDS. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE REFLECTED ABOVE. The investment objective of each Fund is to seek as high a level of short-term interest income exempt from federal income and state and local personal income and/or property taxes, if any, for resident holders of the named state fund as is consistent with preservation of capital and liquidity. Each Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state for which it is named and the state's counties, municipalities, authorities or other political subdivisions. However, achievement of the Funds' objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940 ("1940 Act"). The Funds seek to maintain a stable $1.00 share price.

                                   MANAGEMENT

INVESTMENT ADVISER. Since November 15, 1971, Reserve Management Company, Inc. ("RMCI") 1250 Broadway, New York, NY 10001 and its affiliates have provided investment advice to The Reserve Funds. RMCI serves as the investment adviser to the Funds under an Investment Management Agreement (the "Agreement") with the Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust (the "Trusts"). As a result of recent proxy votes, each of the Funds has entered into a new Investment Management Agreement with RMCI, which is substantially similar to the Investment Management Agreement previously in effect with regard to each Fund, except for a new comprehensive management fee. The California II and Michigan Tax-Exempt Funds, since inception, been subject to a comprehensive management fee structure. The new Investment Management Agreements became effective ________, 1999. The Agreement provides that RMCI will furnish continuous investment advisory and management services to the Funds. In addition to the Funds, RMCI provides investment management services to other mutual funds within the Reserve family of funds and, as of May 31, 1999, had approximately $_____ billion under management.

       RMCI manages the investment portfolios of the Funds, subject to policies adopted by the Trustees. For its services, RMCI receives a fee of 0.80% per year of the average daily net assets of each Fund. RMCI pays all employee and ordinary operating costs of the Fund. Excluded from the definition of ordinary operating costs are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which it pays its direct or allocated share. For the fiscal year ended May 31, 1999, RMCI received management fees under the investment management agreements previously in effect with regard to each Fund. For the fiscal year ended May 31, 1999, the California II Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, New Jersey Tax-Exempt, New York Tax-Exempt Fund, Ohio Tax-Exempt and Pennsylvania Tax-Exempt Funds paid RMCI $______, $______, $______, $______, $______, $______, $______, $______ and
$______, respectively.

                                HOW TO BUY SHARES

SHARE PRICE: NET ASSET VALUE. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV") per share. The NAV is calculated by taking the total value of a Fund's assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. Each Fund uses the amortized cost method of valuing its securities under Rule 2a-7 of the 1940 Act. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 PM Eastern time) every day the Exchange is open. NAV is not calculated on days the Exchange is closed and regional bank holidays. Your order will be priced at the next NAV calculated after your order is accepted by the Funds. The Funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds' Board of Trustees. The Funds may use pricing services to determine market value.

PURCHASE OF SHARES. The minimum initial investment is $1,000 (IRA minimum $250) with no minimum subsequent investment. All investments must be in U.S. dollars. Third-party, foreign and travellers checks, as well as cash investments will not be accepted. For clients of certain broker-dealers and financial institutions ("Firms"), shares may be purchased directly through such Firms. However, purchases may be subject to the Firms' own minimums and purchase requirements. Purchase orders are not accepted on days the Exchange is closed for trading and regional bank holidays.

       - By check - (drawn on U.S. bank) payable to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701. You must include your account number (or Taxpayer Identification Number) on the "pay to the order of" line for each check made payable to The Reserve Funds or within the endorsement for each check endorsed to The Reserve Funds.

       - By wire - Prior to calling your bank, call The Reserve Funds at 800-637-1700 for specific instructions or the Firm from which you received this Prospectus.

       Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. Only federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For federal funds wires to be eligible for same-day order entry, the Funds must be notified before 11:00 AM (Eastern time), of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal funds are received or bank checks are converted into federal funds. This usually occurs within two (2) business days, but may take longer. Checks delivered to the Fund's offices after 11:00 AM (Eastern time), will be considered received the next business day. Investors will be charged a fee $ ______ for any check that does not clear and will be responsible for any losses suffered by the Funds as a result.

RESERVE AUTOMATIC ASSET-BUILDER PLAN. If you have an account, you may purchase shares of a Fund ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 suggested minimum) such as social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also purchase shares automatically by arranging to have your payroll deposited directly into your Reserve account. Please call the Funds at 800-637-1700 for an application.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use the Funds as an investment for Individual Retirement Accounts ("IRAs"). A master IRA plan with information regarding administration fees and other details is available from the Funds.

THIRD-PARTY INVESTMENTS. Investments made through a third party (rather than directly with Reserve) such as a financial services agent may be subject to policies and fees different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Investors should consult a representative of the plan or financial institution if in doubt.

DISTRIBUTORS. The Funds' distributor is Resrv Partners, Inc. ("RESRV"), 1250 Broadway, New York, NY 10001-3701.

RESTRICTIONS. Certain other restrictions and conditions for buying shares apply to the Funds. Please see the SAI for more information.

                               SELLING FUND SHARES

       Investors may sell shares at any time. Shares will be sold at NAV determined after the redemption request is received by the Fund. Each Fund usually transmits payments the same day when requests are received before 11:00 AM (Eastern time) and the next business day for requests received after the time specified to enable shareholders to receive additional dividends. Shares do not earn dividends on the day a redemption is effected, regardless of the time the order is received. Orders will be processed promptly and investors will generally receive the proceeds within a week after receiving your properly completed request. A shareholder will be charged $2 for redemption checks issued for less than $100. Upon request, redemptions will be made by bank wire; however, wire redemptions of less than $10,000 will be charged a fee (currently $10). The Funds assume no responsibility for delays in the receipt of wired or mailed funds.

WRITTEN AND TELEPHONE REQUESTS. Redemption instructions and options should be specified when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. One way to redeem shares is to write a letter of instruction which states: the name(s) and signature(s) of all accountholders (signature(s) guaranteed, if necessary), account number, Fund name, the dollar amount you want to sell, and how and where to send the proceeds. If you are redeeming your IRA, please note the applicable withholding requirements.

       To be able to redeem by telephone, you must select this option on your application or in writing before you make your first telephone redemption. Once you have selected this option, you may redeem by calling the Funds at 800-637-1700. The Funds strongly suggest (but do not require) that each telephone redemption be at least $1000, except for redemptions which are intended to liquidate an account. Unless you decline telephone privileges on your application and the Funds fails to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone order, or for any loss, cost or expense for acting upon an investor's telephone instructions. You are only allowed to make one telephone redemption request within a thirty (30) day period. To further reduce the risk of loss, proceeds of telephone redemptions may be sent only to (1) the bank or brokerage account designated by the shareholder on the application or in a letter with the signature(s) guaranteed or (2) the address of record for the past 30 days. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so.

       Signature guarantees are designed to protect both you and the Funds from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission. Notaries public cannot provide signature guarantees., Please see the SAI for more information.

CHECKING, VISA AND ATM ACCESS. You may redeem shares of the Fund by using your Reserve checks and VISA check card. By completing the application or a signature card (for existing accounts) and certain other documentation you can write checks in any amount against your account. A check will be returned (bounced) and a fee charged if you request a stop payment; the check is postdated; contains an irregularity in the signature, amount or otherwise; or, is written against accounts with insufficient or uncollected funds. Please do not postdate your checks or use them to close your account. Upon proper notice, the Funds may choose to impose a fee if it deems a shareholder's actions to be burdensome. Checking may not be available to clients of some Firms and some Firms may establish their own minimum check amount. Shareholders may use their VISA check card at ATM's to receive cash and may be charged a surcharge by the ATM owner. Please see the SAI for information including charges, fees, etcetera.

EXCHANGE PRIVILEGE. Investors can exchange all or some of their shares offered for shares in other Reserve money-market and equity funds. Investors can request an exchange in writing or by telephone. The shares of the other funds are not offered by this Prospectus. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as an original account (as long as they are available). Please see the SAI for more information.

OTHER AUTOMATIC SERVICES. Certain other services and restrictions for selling shares automatically are offered by the Funds. Please see the SAI for more information about these services and restrictions.

REDEMPTIONS THROUGH BROKERS AND FINANCIAL INSTITUTIONS. Redemptions through brokers and financial institutions may involve such Firms' own redemption minimums, services fees, and other redemption requirements.

OTHER. The Funds also reserve the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount the investor is redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the Fund's assets). Each Fund reserves the right to:

       -      refuse any purchase or exchange request,

       -      change or discontinue its exchange privilege,

       -      change its minimum investment amounts, and

       - delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

                                TAX CONSEQUENCES

       The following discussion is intended as general information only. Shareholders should consult with their own tax advisors with respect to the application of their state and local tax laws to these distributions. Because everyone's tax situation is unique, you should consult your own tax advisor(s) with regard to the state and local tax laws. For more information, please see the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES. The Funds declare dividends each business day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Further, the Funds distribute any net capital gains that they have realized once a year. Dividends and distributions will be reinvested in the Funds unless the investor instructs the Funds otherwise. There are no fees or sales charges on reinvestments.

       To maintain its regulated investment company status for federal income tax purposes, each Fund intends to satisfy certain requirements imposed by the Internal Revenue Code, so as to avoid any federal income or excise tax liability. Dividends derived from the interest earned on municipal obligations and designated by a Fund as "exempt interest dividends" and are not subject to federal income taxes. To the extent a Fund invests in municipal obligations issued by its respective state or political subdivision thereof, exempt-interest dividends derived from the interest thereon generally is not subject to state and, with respect to the New York Tax-Exempt Fund, local personal income taxes.

       Shareholders of the Florida Tax-Exempt Fund that are subject to the Florida intangibles tax will not be required to include the value of their Fund shares in their taxable intangible property if all of the Fund's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. government obligations. The Florida Tax-Exempt Fund will normally attempt to invest substantially all of its assets in securities which are exempt from the Florida intangibles tax. If the portfolio consists of any assets which are not so exempt on the annual assessment date, only the portion of the shares of the Fund which relate to securities issued by the U.S. and its possessions and territories will be exempt from the Florida intangibles tax, and the remaining portions of those shares will be fully subject to the intangibles tax, even if they partly relate to Florida tax-exempt securities and the same is true with respect to the Pennsylvania Tax-Exempt Fund and the Pennsylvania county personal property tax.

       The tax status of dividends and distributions will be detailed in annual tax statements from the Funds. An exchange of a Fund's shares for the shares of another fund will be treated as a sale of the Fund's shares and any gain may be subject to federal income tax.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulaged by the IRS a Fund may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account. The Funds will not accept purchase orders for accounts for which a correct and certified TIN is not provided or which is otherwise subject to backup withholding, except in the case of certain non-resident alien account holders.

                               GENERAL INFORMATION

SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Funds may choose to either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Funds.

RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options, which include yields, account balances, check reorders and other options. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months on the Internet at www.reservefunds.com.

INQUIRIES. Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to The Reserve Funds.

SPECIAL SHAREHOLDER SERVICES. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption or shareholder checks, copies of statements and special research services.

ACCOUNT STATEMENTS. Shareholders are advised to retain all account statements.

                              FINANCIAL HIGHLIGHTS

The following tables describe each Fund's performance for the fiscal periods indicated. "Total return" shows how much an investment in a series would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions, if any. The Trust did not offer shares of California II Tax-Exempt Fund until _______, 1999. These figures have been independently audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose report, along with each Funds' financial statements, is included in the Trust's Annual Report.

                                                                                FOR FISCAL YEAR ENDED MAY 31,
                                                            -------------------------------------------------------------------
NEW YORK TAX-EXEMPT FUND                                      1999          1998           1997           1996          1995
------------------------                                    ---------    ----------     ----------     ----------    ----------
Net asset value, beginning of  year....................                   $ 1.0000       $ 1.0000       $ 1.0000      $ 1.0000
                                                                          --------       --------       --------      --------
Income from Investment operations......................                      .0363          .0352          .0381         .0352
Expenses...............................................                      .0095          .0105          .0105         .0099
                                                                          --------       --------       --------      --------
Net investment income (1)..............................                      .0268          .0247          .0276         .0253
Dividends from net investment income (1)...............                     (.0268)        (.0247)        (.0276)       (.0253)
                                                                          --------       --------       --------      --------
Net asset value, end  of year..........................                   $ 1.0000       $ 1.0000       $ 1.0000      $ 1.0000
                                                                          ========       ========       ========      ========
Total Return...........................................                       2.68%          2.47%          2.76%         2.53%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in  thousands, end of  year.................                    171,212        153,180        125,454       152,906
Ratio of expenses to  average net assets...............                        .94%          1.04%          1.04%          .98%
Ratio of net investment income  to average net assets..                       2.63%          2.43%          2.72%         2.48%

                                                                                FOR FISCAL YEAR ENDED MAY 31,
                                                            -------------------------------------------------------------------
CONNECTICUT TAX-EXEMPT FUND                                   1999          1998           1997           1996          1995
---------------------------                                 ---------    ----------     ----------     ----------    ----------
Net asset value, beginning of  year....................                   $1.0000        $ 1.0000       $1.0000       $1.0000
                                                                          -------        --------       -------       -------
Income from Investment operations......................                     .0358           .0341         .0368         .0352
Expenses...............................................                     .0091           .0098         .0102         .0098(3)
                                                                          -------        --------       -------       -------
Net investment income (1)..............................                     .0267           .0243         .0266         .0254
Dividends from net investment income (1)...............                    (.0267)         (.0243)       (.0266)       (.0254)
                                                                          -------        --------        ------       -------
Net asset value, end  of year..........................                   $1.0000        $ 1.0000       $1.0000       $1.0000
                                                                          =======        ========       =======       =======
Total Return...........................................                      2.67%           2.43%         2.66%         2.54%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in  thousands, end of  year.................                    36,787          33,497        34,801        26,626
Ratio of expenses to  average net assets...............                       .89%            .97%         1.01%          .89%(3)
Ratio of net investment income  to average net assets..                      2.64%           2.39%         2.61%         2.33%


                                                                                                      JUNE 24, 1996
                                                            FOR FISCAL YEARS ENDED MAY 31,          (COMMENCEMENT OF
                                                         ------------------------------------      OPERATIONS) THROUGH
FLORIDA TAX-EXEMPT FUND                                     1999                      1998             MAY 31, 1997
-----------------------                                     ----                      ----             ------------
Net asset value, beginning of year.....................                           $ 1.0000               $ 1.0000
                                                                                  --------               --------
Income from investment operations......................                              .0366                  .0321
Expenses...............................................                              .0097                  .0093
                                                                                  --------               --------
Net investment income (1)..............................                              .0269                  .0228
Dividends from net investment income (1)...............                             (.0269)                (.0228)
                                                                                  --------               --------
Net asset value, end of year...........................                           $ 1.0000               $ 1.0000
                                                                                  ========               ========
Total Return...........................................                               2.69%                  2.42%(2)
Ratios/Supplemental Data
Net assets in thousands, end of year...................                             10,817                  4,109
Ratio of expenses to average net assets................                                .94%                  1.04%(2)
Ratio of net investment income to average net assets...                               2.62%                  2.39%(2)

                                                                               FOR FISCAL YEARS ENDED MAY 31,
                                                         -------------------------------------------------------------------------
MASSACHUSETTS TAX-EXEMPT FUND                              1999        1998            1997              1996            1995
-----------------------------                            --------   ----------     ------------     --------------   -------------
Net asset value, beginning of  year....................              $ 1.0000       $  1.0000        $   1.0000       $  1.0000
                                                                     --------       ---------        ----------       ---------
Income from Investment operations......................                 .0361           .0338             .0362           .0335
Expenses...............................................                 .0077           .0079(3)          .0086(3)        .0070(3)
                                                                     --------       ---------        ----------       ---------
Net investment income (1)..............................                 .0284           .0259             .0276           .0265

Dividends from net investment income (1)...............                (.0284)         (.0259)           (.0276)         (.0285)
                                                                     --------       ---------        ----------       ---------
Net asset value, end  of year..........................              $ 1.0000       $  1.0000        $   1.0000       $  1.0000
                                                                     ========       =========        ==========       =========
Total Return...........................................                  2.84%           2.59%             2.76%           2.65%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in  thousands, end of  year.................                25,383       $  13,035        $    8,955          10,169
Ratio of expenses to  average net assets...............                   .75%            .79%(3)           .84%(3)         .69%(3)
Ratio of net investment income  to average net assets..                  2.78%           2.58%             2.71%           2.80%

                                                                           DECEMBER 14, 1998
                                                                     (COMMENCEMENT OF OPERATIONS)
                                                                         THROUGH MAY 31, 1999
                                                                 ------------------------------------
MICHIGAN TAX-EXEMPT FUND
------------------------
Net asset value, beginning of  year.........................
Income from Investment operations...........................
Expenses....................................................
Net investment income (1)...................................
Dividends from net investment income (1)....................
Net asset value, end  of year...............................
Total Return................................................

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in  thousands, end of  year......................
Ratio of expenses to  average net assets....................
Ratio of net investment income  to average net assets.......


                                                                                                              OCTOBER 17, 1994
                                                                   FOR FISCAL YEARS ENDED MAY 31,             (COMMENCEMENT OF
                                                          -------------------------------------------------  OPERATIONS) THROUGH
NEW JERSEY TAX-EXEMPT FUND                                   1999       1998          1997         1996          MAY 31, 1995
--------------------------                                ----------   ----------   ----------   ----------      ------------
Net asset value, beginning of year.....................                 $ 1.0000     $ 1.0000     $ 1.0000        $ 1.0000
                                                                        --------     --------     --------        --------
Income from investment operations......................                    .0354        .0343        .0369           .0330
Expenses...............................................                    .0100        .0107        .0106           .0087 (3)
                                                                        --------     --------     --------        --------
Net investment income (1)..............................                    .0254        .0236        .0263           .0243
Dividends from net investment income (1)...............                   (.0254)      (.0236)      (.0263)         (.0243)
                                                                        --------     --------     --------        --------
Net asset value, end of year...........................                 $ 1.0000     $ 1.0000     $ 1.0000        $ 1.0000
                                                                        ========     ========     ========        --------
Total Return...........................................                     2.54%        2.36%        2.63%           2.43%(2)

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year...................                   37,600       39,452       41,026          21,607
Ratio of expenses to average net assets................                      .99%        1.06%        1.04%           1.01%(2)(3)
Ratio of net investment income to average net  assets..                     2.50%        2.33%        2.59%           2.82%(2)

                                                                                 APRIL 1, 1998
                                                                                (COMMENCEMENT OF
                                                            YEAR ENDED        OPERATIONS) THROUGH
OHIO TAX-EXEMPT FUND                                       MAY 31, 1999           MAY 31, 1998
--------------------                                       ------------           ------------
Net asset value, beginning of year.....................                            $ 1.0000
                                                                                   --------
Income from investment operations......................                               .0065
Expenses...............................................                               .0017
                                                                                   --------
Net investment income (1)..............................                               .0048
Dividends from net investment income (1)...............                              (.0048)
                                                                                   --------
Net asset value, end of year...........................                            $ 1.0000
                                                                                   ========
Total Return...........................................                                2.87%(2)

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year...................                               2,507
Ratio of expenses to average net assets................                                1.00%(2)
Ratio of net investment income to average net assets...                                2.86%(2)

                                                                                    SEPTEMBER 12, 1997
                                                                                     (COMMENCEMENT OF
                                                            YEAR ENDED             OPERATIONS) THROUGH
PENNSYLVANIA TAX-EXEMPT FUND                               MAY 31, 1999                MAY 31, 1998
----------------------------                               ------------                ------------
Net asset value, beginning of year.....................                                  $ 1.0000
                                                                                         --------
Income from investment operations......................                                     .0261
Expenses...............................................                                     .0072
                                                                                         --------
Net investment income (1)..............................                                     .0189
Dividends from net investment income (1)...............                                    (.0189)
                                                                                         --------
Net asset value, end of year...........................                                  $ 1.0000
                                                                                         ========
Total Return...........................................                                      2.64%(2)

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year...................                                    13,187
Ratio of expenses to average net assets................                                      1.00%(2)
Ratio of net investment income to average net assets...                                      2.62%(2)

----------

(1)   Based on compounding of daily dividends. Not indicative of future results.

(2)   Annualized.

(3) During these periods the Manager waived all or a portion of fees and expenses. If there were no reductions in expenses, the actual expenses for the Connecticut Fund would have been 0.10% higher; the actual expenses for the Massachusetts Fund would have been 0.04%, 0.05%, and 0.11%, higher; and, 0.01% higher for the New Jersey Fund.

(4)   The .01 cents per share represents distributions of taxable income.


                                ---------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                ---------------

 SEC File 811-3696 (Reserve Tax-Exempt Trust)
 SEC File 811-3814 (Reserve New York Tax-Exempt Trust)

This Prospectus contains the information about each Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is considered part of this Prospectus. The Annual and Semi-Annual Reports list the holdings in each Fund, describe Fund performance, include financial statements for the Funds, and discuss market conditions and strategies that significantly affected the Funds' performance. These documents may be obtained without charge by writing or calling the Funds at 800-637-1700. You can also download the documents from the SEC's web site (http://www.sec.gov).

           Investors are advised to read and retain this prospectus
                             for future reference.

[THE RESERVE FUNDS LOGO]
Founders of
"America's First
Money Fund"

1250 Broadway, New York, NY 10001-3701
(212) 401-5500

GENERAL INFORMATION AND 24-HOUR YIELD AND BALANCE INFORMATION
800-637-1700  -  www.reservefunds.com

Distributor -  Resrv Partners, Inc.
RTET/states-07/99


[THE RESERVE FUNDS LOGO]
Founders of
"America's First
Money Fund"

CALIFORNIA II TAX-EXEMPT FUND
CONNECTICUT TAX-EXEMPT FUND
FLORIDA TAX-EXEMPT FUND
MASSACHUSETTS TAX-EXEMPT FUND
MICHIGAN TAX-EXEMPT FUND
NEW JERSEY TAX-EXEMPT FUND
NEW YORK TAX-EXEMPT FUND
OHIO TAX-EXEMPT FUND
PENNSYLVANIA TAX-EXEMPT FUND









PROSPECTUS
JULY 31, 1999



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
[THE RESERVE FUNDS LOGO]         General Information, Purchases and Redemptions
                                 24-Hour Yield and Balance Information

                                 Nationwide 800-637-1700 - www.reservefunds.com

                           INTERSTATE TAX-EXEMPT FUND
                                   PROSPECTUS
                                  JULY 31, 1999

The INTERSTATE TAX-EXEMPT FUND of Reserve Tax-Exempt Trust (the "Fund") is a no-load money-market fund whose investment objective is to seek as high a level of short-term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity.

                                     ---------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     ---------------

    TABLE OF CONTENTS     PAGE
                          ----
Investment Objective &
Strategy................   2
Performance History.....   4
Expenses................   5
Management..............   6
How to Buy Shares.......   6
Selling Fund Shares.....   7
Tax Consequences........   9
General Information.....   9
Financial Highlights....   10

                         INVESTMENT OBJECTIVE & STRATEGY

     The investment objective of the Fund is to seek as high a level of short-term interest income exempt from federal income taxesas is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940 ("1940 Act"). The Funds seek to maintain a stable $1.00 share price.

     The Fund is designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. The Fund seeks to employ idle cash at yields competitive with yields of other comparable short-term investments, and are designed to reduce or eliminate for the investor the mechanical problems of direct investment in money-market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.

     The portfolio managers monitor a range of economic and financial factors. Based on their analysis, the Fund is principally invested in high quality, tax-exempt obligations issued by the specific state and its counties, municipalities, authorities or other political subdivisions that are intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

     Money-market funds are subject to federal regulations designed to help maintain liquidity. The regulations set strict standards for credit quality, diversification and maturity (397 days or less for individual securities, 90 days or less for the average portfolio life).

The Fund's principal investment strategies include:
    - Investing primarily in municipal money-market securities. The Fund invests principally in high-quality, tax-exempt obligations issued by states, counties, municipalities, authorities or other political subdivisions. These securities are generally referred to as "municipal obligations".
    - Investing at least 80% of the value of the Fund's net assets in municipal obligations which are exempt from federal income tax, unless it has adopted a temporary defensive position.
    - Monitoring a range of economic and financial factors and based on the Fund managers' analysis investing the Fund's assets in a mix of money-market securities that are intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.
    - Investing in compliance with federal regulations designed to help maintain liquidity.

The interest on securities generally known as municipal obligations is exempt from federal income tax in the opinion of either bond counsel for the issuers or, in some instances, the issuer itself. These securities may be issued to raise money for various public purposes such as constructing public facilities, while others are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Municipal obligations bear fixed, variable or floating rates of interest.

   The Fund may purchase floating and variable rate demand bonds, which are municipal obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. The Fund will not invest more than 10% of the value of its assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such municipal obligations requires more than seven (7) days' notice.

   The Fund will purchase tax-exempt securities which are rated MIG1 or MIG2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent. Municipal obligations which are not rated may also be purchased provided Reserve Management Company Inc. ("RMCI"), the Adviser determines them to be of comparable quality pursuant to guidelines established by the Board of Trustees ("Trustees").

OTHER POLICIES. Municipal obligations are sometimes offered on a "when-issued" or delayed-delivery basis. There is no limit on the Fund's ability to purchase municipal obligations on a when-issued or delayed-delivery basis. The price of these securities is fixed at the time the commitment to purchase is made but delivery and payment takes place at a later date, normally within one month, and no interest accrues in the interim. Commitments to purchase when-issued securities will be reflected in determining the Fund's net asset value ("NAV") and readily marketable assets of at least equal value will be maintained. RMCI does not believe that the Fund's NAV or income will be adversely affected by purchases on a when-issued or delayed-delivery basis.

   The Fund may purchase participation interests in municipal obligations from financial institutions. A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks.

   Interest received on certain otherwise tax-exempt securities ("private activity bonds") is subject to a federal Alternative Minimum Tax ("AMT"). It is the position of the SEC that in order for a fund to call itself "tax-free", not more than 20% of its net assets may be invested in municipal securities subject to the AMT or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of the Fund to the AMT. However, as of the date of this Prospectus, the Fund has not and does not purchase such securities, but reserves the right to do so depending on market conditions in the future.

   Although it is not the current intention, from time to time the Fund may invest in taxable short-term investments ("taxable investments") consisting of obligations backed by the full faith and credit of the U.S. government, its agencies and its instrumentalities ("U.S. government securities"), deposit-type obligations, acceptances, letters of credit of Federal Deposit Insurance Corporation member banks and instruments fully collateralized by such obligations, including repurchase agreements. Unless the Fund has adopted a temporary defensive position, no more than 20% of the net assets of the Fund will be invested in taxable investments at any time.

   All the Funds are allowed to invest all or substantially all of its investable assets, except to the extent required to remain uninvested to satisfy cash requirements, in another open-end management company having the same investment objective and substantially similar policies and restriction.

   RMCI uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's, S&P and other rating services when available.

   For more information on the investment objective and strategy, please read the Statement of Additional Information ("SAI").

RISKS OF INVESTING IN THE FUND. The Fund is a money-market fund which is a specific type of fund that seeks to maintain a $1.00 price per share. An investment in the Fund is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

   While the Fund has maintained a constant share price since inception, and will strive to do so, the following factors could reduce the Fund's income level and/or share price:

- Interest rates could rise sharply causing the value of the Fund's securities and share price to drop.
- The municipal market is volatile and there are risks associated with concentrating investments in an industry which can be significantly affected by adverse economic or political changes and the financial condition of the issuers of municipal securities.
- The value of municipal securities may be affected by uncertainties and changes in municipal market-related legislation or litigation.
- As to investments in industrial revenue development bonds and notes secured by letters of credit or guarantees of banks, the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry.
- Adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.
- A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money-market security to decrease.

Year 2000. Many computer software systems in use today cannot distinguish year 2000 from the year 1900. Most of the services provided to the Trust depend on the smooth functioning of computer systems. The Trust could be adversely affected if the computer systems and service providers that interface with it are unable to process data from January 1, 2000 and after; however, steps are being taken to reasonably address this issue and to obtain assurance that comparable efforts are being made by service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, because the Year 2000 issue affects virtually all organizations, the extent of its impact cannot be predicted.

OTHER RISKS. These and other risks are discussed in more detail in the SAI. Most of the Fund's performance depends on interest rates. When interest rates fall, a Fund's yield will typically fall as well. Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money-market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue.

   The Reserve Fund's emphasis on the high credit quality of its investments may mean that its yields are lower than those available from certain other money-market funds, either on a before- or after-tax basis. Because of the low level of risk, over time, a money-market fund may produce lower returns than bond or stock investments which entail higher levels of risk.

                               PERFORMANCE HISTORY

      The bar charts below show the Fund's annual returns for the past ten years, together with the best and worst quarters. The accompanying "Average Annual Total Return as of December 31, 1998" table gives some indication of risk of an investment in the Fund by comparing the Fund's performance to that of the [INSERT APPROPRIATE BROAD-BASED MARKET INDEX NAME] index, a widely recognized index of [INSERT BRIEF DESCRIPTION OF THE INDEX].

INTERSTATE FUND
1989  6.03%
1990  5.52%
1991  4.15%
1992  2.59%
1993  1.73%
1994  2.05%
1995  3.07%
1996  2.61%
1997  2.78%
1998  2.68%
Best Quarter 2nd Q 1989 up 1.55%
Worst Quarter 1st Q 1994 up 0.38%

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

The tables assume reinvestment of dividends and distributions, if any. As with all mutual funds, the past is not a prediction of the future.

                 AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                  1       5       10
                                 YEAR   YEARS    YEARS
                                 ----   -----    -----
    Interstate Tax-Exempt Fund   2.68%  2.64%    3.31%
    [INSERT APPROPRIATE
    -------------------
    BROAD-BASED MARKET
    ------------------
    INDEX NAME]  [INSERT %]
    -----------  ----------

                 THE 7-DAY YIELD AS OF DECEMBER 31, 1998 FOR THE FUND:

                             CURRENT     EFFECTIVE
                             -------     ---------
                               2.79%       2.83%

      For the Fund's current yield, call toll-free (800) 637-1700 or visit our web site at www.reservefunds.com.

                                    EXPENSES

      As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. There are no sales charges (loads) or exchange fees associated with an investment in the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is included in the Fund's share price. Annual Fund operating expenses, indicated in the table below, reflect expenses for the Fund's fiscal year ended May 31, 1999.

                      SHAREHOLDER TRANSACTION EXPENSES FOR ALL FUNDS

                 Sales Load Imposed on Purchases........  None
                 Sales Load Imposed on Reinvested
                 Dividends..............................  None
                 Redemption Fees*.......................  None
                 Exchange Fees..........................  None

      * A $2 fee will be charged on redemption checks issued by the Fund of less than $100 and a $10 fee will be charged for wire redemptions of less than $10,000. If you use your VISA card at an ATM, the owner of the ATM may charge you a surcharge.

                   ANNUAL FUND OPERATING EXPENSES FOR THE FUND
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Comprehensive Management Fee (a)    .80%
12b-1 Fees (b)...............       .20%
                                   -----
Total Operating Expenses.....      1.00%
                                   =====

(a) The comprehensive management fee includes advisory and customary operating expenses. However, the Fund may be charged for certain non-recurring extraordinary expenses and its allocated or direct share of certain other expenses. See "Management".

(b) The Fund has adopted a Rule 12b-1 plan which allows the Fund to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.20% per year of the Fund's average net assets. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses which may be more or less than those shown. This example is based on the annual fund operating expenses described in the table, which do not reflect fee waivers for the Fund during the fiscal year ended May 31, 1999.

     This example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             SHAREHOLDER TRANSACTION EXPENSES
                             --------------------------------

                       ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
                         $105      $328         $1,012     $1,701


            PLEASE NOTE THAT THE ABOVE EXAMPLE IS AN ESTIMATE OF THE EXPENSES TO BE INCURRED BY SHAREHOLDERS OF THE FUND. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE REFLECTED ABOVE. You would pay the same if you did not redeem your shares.

                                   MANAGEMENT

INVESTMENT ADVISER. Since November 15, 1971, Reserve Management Company, Inc. ("RMCI") 1250 Broadway, New York, NY 10001 and its affiliates have provided investment advice to the Reserve Tax-Exempt Trust. RMCI serves as the investment adviser to the Fund under an Investment Management Agreement (the "Agreement") with the Reserve Tax-Exempt Trust (the "Trust"). As a result of recent proxy votes, the Fund has entered into a new Investment Management Agreement with RMCI, which is substantially similar to the Investment Management Agreement previously in effect with regard to the Fund, except for a new comprehensive management fee. The new Investment Management Agreements became effective ________, 1999. The Agreement provides that RMCI will furnish continuous investment advisory and management services to the Fund. In addition to the Fund, RMCI provides investment management services to other mutual funds within the Reserve family of funds and, as of May 31, 1999, had approximately $_____ billion under management.

     RMCI manages the investment portfolio of the Fund, subject to policies adopted by the Trustees. For its services, RMCI receives a fee of 0.80% per year of the average daily net assets of the Fund. RMCI pays all employee and ordinary operating costs of the Fund. Excluded from the definition of ordinary operating costs are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which it pays its direct or allocated share. For the fiscal year ended May 31, 1999, RMCI received management fees under the investment management agreements previously in effect with regard to the Fund. For the fiscal year ended May 31, 1999, the Interstate Tax-Exempt Fund paid RMCI $______.

                                HOW TO BUY SHARES

SHARE PRICE: NET ASSET VALUE. Investors pay no sales charges to invest in the Fund. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV") per share. The NAV is calculated by taking the total value of a Fund's assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. The Fund uses the amortized cost method of valuing its securities under Rule 2a-7 of the 1940 Act. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the Exchange is open. NAV is not calculated on days the Exchange is closed and regional bank holidays. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board of Trustees. The Fund may use pricing services to determine market value.

PURCHASE OF SHARES. The minimum initial investment is $1,000 (IRA minimum $250) with no minimum subsequent investment. All investments must be in U.S. dollars. Third-party, foreign and travellers checks, as well as cash investments will not be accepted. For clients of certain broker-dealers and financial institutions ("Firms"), shares may be purchased directly through such Firms. However, purchases may be subject to the Firms' own minimums and purchase requirements. Purchase orders are not accepted on days the Exchange is closed for trading and regional bank holidays.

    - By check - (drawn on U.S. bank) payable to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701. You must include your account number (or Taxpayer Identification Number) on the "pay to the order of" line for each check made payable to The Reserve Funds or within the endorsement for each check endorsed to The Reserve Funds.

    - By wire - Prior to calling your bank, call The Reserve Funds at 800-637-1700 for specific instructions or the Firm from which you received this Prospectus.

     Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. Only federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For federal funds wires to be eligible for same-day order entry, the Fund must be notified before 11:00 AM (Eastern time), of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal funds are received or bank checks are converted into federal funds. This usually occurs within two (2) business days, but may take longer. Checks delivered to the Fund's offices after 11:00 AM (Eastern time), will be considered received the next business day. Investors will be charged a fee $ ______ for any check that does not clear and will be responsible for any losses suffered by the Fund as a result.

RESERVE AUTOMATIC ASSET-BUILDER PLAN. If you have an account, you may purchase shares of the Fund ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 suggested minimum) such as social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also purchase shares automatically by arranging to have your payroll deposited directly into your Reserve account. Please call The Reserve Funds at 800-637-1700 for an application.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use the Fund as an investment for Individual Retirement Accounts ("IRAs"). A master IRA plan with information regarding administration fees and other details is available from the Fund.

THIRD-PARTY INVESTMENTS. Investments made through a third party (rather than directly with Reserve) such as a financial services agent may be subject to policies and fees different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Investors should consult a representative of the plan or financial institution if in doubt.

DISTRIBUTORS. The Fund's distributor is Resrv Partners, Inc. ("RESRV"), 1250 Broadway, New York, NY 10001-3701.

RESTRICTIONS. Certain other restrictions and conditions for buying shares apply to the Fund. Please see the SAI for more information.

                               SELLING FUND SHARES

     Investors may sell shares at any time. Shares will be sold at NAV determined after the redemption request is received by the Fund. The Fund usually transmits payments the same day when requests are received before 11:00 AM (Eastern time) and the next business day for requests received after the time specified to enable shareholders to receive additional dividends. Shares do not earn dividends on the day a redemption is effected, regardless of the time the order is received. Orders will be processed promptly and investors will generally receive the proceeds within a week after receiving your properly completed request. A shareholder will be charged $2 for redemption checks issued for less than $100. Upon request, redemptions will be made by bank wire; however, wire redemptions of less than $10,000 will be charged a fee (currently $10). The Fund assumes no responsibility for delays in the receipt of wired or mailed funds.

WRITTEN AND TELEPHONE REQUESTS. Redemption instructions and options should be specified when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. One way to redeem shares is to write a letter of instruction which states: the name(s) and signature(s) of all accountholders (signature(s) guaranteed, if necessary), account number, Fund name, the dollar amount you want to sell, and how and where to send the proceeds. If you are redeeming your IRA, please note the applicable withholding requirements.

     To be able to redeem by telephone, you must select this option on your application or in writing before you make your first telephone redemption. Once you have selected this option, you may redeem by calling the Fund at 800-637-1700. The Fund strongly suggests (but does not require) that each telephone redemption be at least $1000, except for redemptions which are intended to liquidate an account. Unless you decline telephone privileges on your application and the Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone order, or for any loss, cost or expense for acting upon an investor's telephone instructions. You are only allowed to make one telephone redemption request within a thirty (30) day period. To further reduce the risk of loss, proceeds of telephone redemptions may be sent only to (1) the bank or brokerage account designated by the shareholder on the application or in a letter with the signature(s) guaranteed or (2) the address of record for the past 30 days. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Fund, it is necessary to send a written request to the Fund with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so.

     Signature guarantees are designed to protect both you and the Fund from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission. Notaries public cannot provide signature guarantees. Please see the SAI for more information.

CHECKING, VISA AND ATM ACCESS. You may redeem shares of the Fund by using your Reserve checks and VISA check card. By completing the application or a signature card (for existing accounts) and certain other documentation you can write checks in any amount against your account. A check will be returned (bounced) and a fee charged if you request a stop payment; the check is postdated; contains an irregularity in the signature, amount or otherwise; or, is written against accounts with insufficient or uncollected funds. Please do not postdate your checks or use them to close your account. Upon proper notice, the Fund may choose to impose a fee if it deems a shareholder's actions to be burdensome. Checking may not be available to clients of some Firms and some Firms may establish their own minimum check amount. Shareholders may use their VISA check card at ATM's to receive cash and may be charged a surcharge by the ATM owner. Please see the SAI for more information including charges, fees, etcetera.

EXCHANGE PRIVILEGE. Investors can exchange all or some of their shares offered for shares in other Reserve money-market and equity funds. Investors can request an exchange in writing or by telephone. The shares of the other funds are not offered by this Prospectus. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as an original account (as long as they are available). Please see the SAI for more information.

OTHER AUTOMATIC SERVICES. Certain other services and restrictions for selling shares automatically are offered by the Fund. Please see the SAI for more information about these services and restrictions.

REDEMPTIONS THROUGH BROKERS AND FINANCIAL INSTITUTIONS. Redemptions through brokers and financial institutions may involve such Firms' own redemption minimums, services fees, and other redemption requirements.

OTHER. The Fund also reserve the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount the investor is redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the Fund's assets). The Fund reserves the right to:
    -  refuse any purchase or exchange request,
    -  change or discontinue its exchange privilege,
    -  change its minimum investment amounts, and
    - delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

                                TAX CONSEQUENCES

   The following discussion is intended as general information only. Shareholders should consult with their own tax advisors with respect to the application of their state and local tax laws to these distributions. Because everyone's tax situation is unique, you should consult your own tax advisor(s) with regard to the state and local tax laws. For more information, please see the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES. The Fund declares dividends each business day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Further, the Fund distributes any net capital gains that they have realized once a year. Dividends and distributions will be reinvested in the Fund unless the investor instructs the Fund otherwise. There are no fees or sales charges on reinvestments.

   Dividends and distributions are taxable to most shareholders as ordinary income (unless an investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long an investor has been in a particular Fund and whether distributions are reinvested or taken in cash. The tax status of dividends and distributions will be detailed in annual tax statements from the Fund. An exchange of the Fund's shares for the shares of another fund will be treated as a sale of The Fund's shares and any gain may be subject to federal income tax.

   As to the Interstate Tax-Exempt Fund, dividends derived from the interest earned on municipal obligations and designated by the Fund as "exempt-interest dividends" are not subject to federal income taxes. Any distributions of net short-term capital gains and taxable interest income, if any, are taxable as ordinary income. Any distributions of net realized long-term capital gains earned by the Fund are taxable to individual shareholders at the applicable mid-term or long-term capital gains rate regardless of the length of time the Fund's shares have been owned by the shareholder.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulaged by the IRS a Fund may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account. The Fund will not accept purchase orders for accounts for which a correct and certified TIN is not provided or which is otherwise subject to backup withholding, except in the case of certain non-resident alien account holders.

                               GENERAL INFORMATION

SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Fund may choose to either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Fund.

RESERVE EASY ACCESS. Easy Access is The Reserve Fund's 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options, which include yields, account balances, check reorders and other options. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months on the Internet at www.reservefunds.com.

INQUIRIES. Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to The Reserve Funds.

SPECIAL SHAREHOLDER SERVICES. The Fund reserves the right to charge shareholder accounts for specific costs incurred in processing unusual transactions. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption or shareholder checks, copies of statements and special research services.

ACCOUNT STATEMENTS.  Shareholders are advised to retain all account statements.

                              FINANCIAL HIGHLIGHTS

The following tables describe the Fund's performance for the fiscal periods indicated. "Total return" shows how much an investment in a series would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions, if any. These figures have been independently audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report.

                                                                 FOR FISCAL YEARS ENDED MAY 31,
                                                 -----------------------------------------------------------
INTERSTATE TAX-EXEMPT FUND                         1999       1998         1997        1996         1995
--------------------------                       --------   --------     --------    --------      -------
Net asset value, beginning of year.........                 $ 1.0000      $ 1.0000    $ 1.0000     $ 1.0000
                                                            --------      --------    --------     --------
Income from investment operations..........                    .0378         .0361       .0390        .0368
Expenses...................................                    .0099         .0105       .0105        .0103
                                                            --------      --------    --------     --------
Net investment income (1)..................                    .0279         .0256       .0285        .0265
Dividends from net investment income (1)...                   (.0279)       (.0256)     (.0285)      (.0265)
                                                            --------      --------    --------     --------
Net asset value, end of year...............                 $ 1.0000      $ 1.0000    $ 1.0000     $ 1.0000
                                                            ========      ========    ========     ========
Total return...............................                     2.79%         2.56%       2.85%        2.65%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year.......                 $352,869      $306,152    $292,067     $315,232
Ratio of expenses to average net assets....                      .97%         1.04%       1.04%        1.00%
Ratio of net investment income to average
  net assets...............................                     2.75%         2.52%       2.80%        2.59%

(1) Based on compounding of daily dividends. Not indicative of future results.

                                     -----------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     -----------

                              SEC File 811-3696

This Prospectus contains the information about the Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund, and is considered part of this Prospectus. The Annual and Semi-Annual Reports list the holdings in the Fund, describe Fund performance, include financial statements for the Fund, and discuss market conditions and strategies that significantly affected the Fund's performance. These documents may be obtained without charge by writing or calling the Fund at 800-637-1700. You can also download the documents from the SEC's web site (http://www.sec.gov).

Investors are advised to read and retain this prospectus for future reference.

[THE RESERVE FUNDS LOGO]
Founders of
"America's First
Money Fund"

1250 Broadway, New York, NY 10001-3701
(212) 401-5500

GENERAL INFORMATION AND 24-HOUR YIELD AND BALANCE INFORMATION
800-637-1700  -  www.reservefunds.com

Distributor Resrv Partners, Inc.
RTET/inter-07/99

 [THE RESERVE FUNDS LOGO]
Founders of
"America's First
Money Fund"

INTERSTATE TAX-EXEMPT FUND

Prospectus
July 31, 1999

[THE RESERVE FUNDS LOGO]          General Information, Purchases and Redemptions
                                  ----------------------------------------------
                                  24-Hour Yield and Balance Information
                                  -------------------------------------

                                  Nationwide 800-637-1700 - www.reservefunds.com



                       AMERICAN EXPRESS MONEY-MARKET FUNDS
                                   PROSPECTUS
                                  JULY 31, 1999



The Reserve Fund, Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust (the "Trusts"), are registered investment companies, which offer thirteen no-load money-market funds in this Prospectus:

                              -  PRIMARY FUND,
                              -  U.S. GOVERNMENT FUND,
                              -  U.S. TREASURY FUND,
                              -  INTERSTATE TAX-EXEMPT FUND,
                              -  CALIFORNIA TAX-EXEMPT FUND
                              -  CONNECTICUT TAX-EXEMPT FUND,
                              -  FLORIDA TAX-EXEMPT FUND,
                              -  MASSACHUSETTS TAX-EXEMPT FUND,
                              -  MICHIGAN TAX-EXEMPT FUND,
                              -  NEW JERSEY TAX-EXEMPT FUND,
                              -  NEW YORK TAX-EXEMPT FUND,
                              -  OHIO TAX-EXEMPT FUND, and
                              -  PENNSYLVANIA TAX-EXEMPT FUND,
                                (each a "Fund", collectively "the Funds")



For investors seeking as high a level of current income as is consistent with preservation of capital and liquidity.



                                 ---------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 ---------------

                           TABLE OF CONTENTS          PAGE
                                                      ----
               Investment Objective & Strategy.....    2
               Performance History.................    5
               Expenses............................    5
               Management..........................    10
               How to Buy Shares...................    10
               Selling Fund Shares.................    11
               Tax Consequences....................    12
               General Information.................    13
               Financial Highlights................    13

                   INVESTMENT OBJECTIVE & STRATEGY

       The investment objective of all the Primary, U.S. Government and U.S. Treasury Funds is to seek as high a level of current income as is consistent with preservation of capital and liquidity. The investment objective of the California II Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, New Jersey Tax-Exempt, New York Tax-Exempt Fund, Ohio Tax-Exempt and Pennsylvania Tax-Exempt Funds is to seek as high a level of short-term interest income exempt from federal income and state and local personal income and/or property taxes, if any, for resident holders of the particular state fund as is consistent with preservation of capital and liquidity The investment of the Interstate Tax-Exempt Fund is to seek as high a level of short-term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity. However, achievement of the objectives cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940 ("1940 Act"). The Funds seek to maintain a stable $1.00 share price.

       The Funds are designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and are designed to reduce or eliminate for the investor the mechanical problems of direct investment in money-market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.

       The portfolio managers monitor a range of economic and financial factors. Based on their analysis, the Funds are invested in a mix of U.S. dollar denominated money-market securities that are intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

       Money-market funds are subject to federal regulations designed to help maintain liquidity. The regulations set strict standards for credit quality, diversification and maturity (397 days or less for individual securities, 90 days or less for the average portfolio life).

PRIMARY FUND. The Primary Fund seeks to attain its objective by investing in instruments issued by the U.S. government, its agencies and instrumentalities ("U.S. government securities"), deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic and foreign banks, savings and loan associations and savings banks, high-quality domestic and foreign commercial paper as determined by nationally recognized statistical rating organizations non-rated instruments of comparable quality as determined by the Board of Trustees, other short-term instruments of similar quality, and instruments fully collateralized by such obligations.

       The Primary Fund may invest in obligations of U.S. banking institutions that are insured by the Federal Deposit Insurance Corporation and commercial paper, which is rated at the time of investment, P-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P") or the equivalent if rated by another rating agency. The Primary Fund may also invest in obligations of foreign branches of both U.S. banks and foreign banks (Eurodollars). Investment in foreign banks will be limited to those located in Australia, Canada, Western Europe and Japan and which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets and which, in the opinion of the Fund's Adviser, are of comparable quality to the U.S. banks which may be purchased by the Fund. The Primary Fund may also invest in municipal obligations, the interest on which is not exempt from federal income taxation.

U.S. GOVERNMENT FUND. The U.S. Government Fund seeks to attain its objective by investing in instruments issued or collateralized by full faith and credit obligations of the U.S. government, its agencies and instrumentalities.

U.S. TREASURY FUND. The U.S. Treasury Fund seeks to attain its objective by investing in full faith and credit obligations of the U.S government, its agencies and instrumentalities that provide interest income exempt in most states from state and local personal income taxes.

OTHER INVESTMENT POLICIES OF THE PRIMARY, U.S. GOVERNMENT AND U.S. TREASURY FUNDS. The Funds may invest in repurchase agreements ("repos") but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to the guidelines adopted by the Trust's Board of Trustees ("Trustees"). The U.S. Government and U.S. Treasury Funds will further limit their investment in repos to those whose underlying obligations are backed by the full faith and credit of the United States, and, in the case of the U.S. Treasury Fund, repos will not exceed 5% of its total assets except for temporary or emergency purposes. Securities subject to repos will be placed in a segregated account and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

       The Primary and U.S. Government Funds may from time to time lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities. The collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. The Statement of Additional Information ("SAI") further explains the Funds' securities lending policies.

       A Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven (7) days after notice and will not concentrate more than 25% of its total assets in the securities of issuers in a single industry, except that the Primary Fund may invest more than 25% of its assets in banking. In addition, a Fund will not invest more than 5% of its assets in the securities of any single issuer (except U.S. government securities or repos collateralized by U.S. government securities). Each Fund has the authority to borrow money (including reverse repos involving sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price) for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets.

       All the Funds are allowed to invest all, or substantially all, of their inevitable assets in other open-end management companies having the same investment objective and substantially similar policies and restrictions.

TAX-EXEMPT FUNDS (CALIFORNIA II, CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN, NEW JERSEY, NEW YORK, OHIO, PENNSYLVANIA AND INTERSTATE TAX-EXEMPT FUNDS). The investment objective of the California II Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, New Jersey Tax-Exempt, New York Tax-Exempt Fund, Ohio Tax-Exempt and Pennsylvania Tax-Exempt Funds is to seek as high a level of short-term interest income exempt from federal income and state and local personal income and/or property taxes, if any, for resident holders of the particular state fund as is consistent with preservation of capital and liquidity. A principal investment strategy of the Funds is investing at least 80% of the value of each Fund's net assets in municipal obligations which are exempt from federal, income and state and, with respect to the New York Tax-Exempt Fund, local personal income taxes and, with respect to the Florida Tax-Exempt Fund, the Florida intangibles tax, and with respect to the Pennsylvania Tax-Exempt Fund, the Pennsylvania county personal property tax, unless it has adopted a temporary defensive position. In addition, during periods when RMCI believes that municipal obligations meeting each respective Fund's quality standards are not available, a Fund may invest up to 20% of the value of its net assets, or a greater percentage on a temporary basis, in municipal obligations exempt only from federal income taxes

       The Interstate Tax-Exempt Fund's investment objective is to seek as high a level of short-term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity. The Fund invests principally in short-term obligations issued by the states, territories and possessions of the United States and their political subdivisions, duly constituted authorities and corporations The Fund intends to invest at least 80% of the value of the Fund's net assets in municipal obligations which are exempt from federal income tax, unless it has adopted a temporary defensive position.

       The Tax-Exempt Funds' investment strategies include investing primarily in municipal money-market securities. The Fund invests principally in high-quality, tax-exempt obligations issued by states, counties, municipalities, authorities or other political subdivisions. These securities are generally referred to as "municipal obligations.

       The Funds may purchase floating and variable rate demand bonds, which are municipal obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. The Funds will not invest more than

10% of the value of its assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such municipal obligations requires more than seven (7) days' notice.

       The interest on securities generally known as municipal obligations is exempt from federal income tax in the opinion of either bond counsel for the issuers or, in some instances, the issuer itself. These securities may be issued to raise money for various public purposes such as constructing public facilities, while others are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Municipal obligations bear fixed, variable or floating rates of interest.

       The Funds will purchase tax-exempt securities which are rated MIG1 or MIG2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent. Municipal obligations which are not rated may also be purchased provided Reserve Management Company Inc. ("RMCI"), the Adviser determines them to be of comparable quality pursuant to guidelines established by the Board of Trustees ("Trustees").

OTHER INVESTMENT POLICIES OF THE TAX-EXEMPT FUNDS. Municipal obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on a Fund's ability to purchase municipal securities on a when-issued basis. At the time a Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). Each Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. RMCI does not believe that a Fund's NAV or income will be adversely affected by the purchase of municipal obligations on a when-issued basis.

       The Funds may purchase participation interests in municipal obligations from financial institutions. A participation interest gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks.

       Interest received on certain otherwise tax-exempt securities ("private activity bonds") is subject to a federal Alternative Minimum Tax ("AMT"). It is the position of the SEC that in order for a fund to call itself "tax-free", not more than 20% of its net assets may be invested in municipal securities subject to the AMT or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of each Fund to the AMT. However, as of the date of this Prospectus, each Fund has not and does not purchase such securities, but reserves the right to do so depending on market conditions in the future.

       Although it is not the current intention, from time to time a Fund may invest in taxable short-term investments ("taxable investments") consisting of obligations backed by the full faith and credit of the U.S. government, its agencies or instrumentalities ("U.S. government securities"), deposit-type obligations, acceptances, letters of credit of Federal Deposit Insurance Corporation member banks and instruments fully collateralized by such obligations, including repurchase agreements. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of each Fund will be including repurchase agreements invested in taxable investments at any time.

       All the Funds are allowed to invest all or substantially all of its investable assets, except to the extent required to remain uninvested to satisfy cash requirements, in another open-end management company having the same investment objective and substantially similar policies and restriction.

       RMCI uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's, S&P and other rating services, when available.

       For more information on the investment objective and strategy, please read the Statement of Additional Information ("SAI").

RISKS OF INVESTING IN THE FUNDS. The Funds are money-market funds which are a specific type of fund that seeks to maintain a $1.00 price per share. An investment in a Fund is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Additionally, each Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

       While each Fund has maintained a constant share price since inception, and will strive to do so, the following factors could reduce the Fund's income level and/or share price:

       - as to all Funds, interest rates could rise sharply, causing the value of the Funds' securities, and share price, to drop.

       - as to all Funds, repos could involve risks in the event of a default of the repo counterparty, including possible delays, losses or restrictions upon a Fund's ability to dispose of the underlying securities.

       - as to the Primary Fund, the risks generally associated with investing in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry.

       - as to the Primary Fund, Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.

       - as to the Primary and Tax-Exempt Funds, the municipal market is volatile and there are risks associated with concentrating investments in an industry which can be significantly affected by adverse economic or political changes and the financial condition of the issuers of municipal securities.

       - as to the Tax-Exempt Funds, the value of municipal securities may be affected by uncertainties and changes in municipal market-related legislation or litigation.

       - as to the Tax-Exempt Funds, which invest in industrial revenue development bonds and notes secured by letters of credit or guarantees of banks, the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry.

       - as to the Tax-Exempt Funds, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

       - a decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money-market security to decrease.

       - as to the Tax-Exempt Funds named for a particular state, unfavorable political or economic conditions within a specific state can affect the credit quality of issuers located in that state.

Year 2000. Many computer software systems in use today cannot distinguish year 2000 from the year 1900. Most of the services provided to the Trust depend on the smooth functioning of computer systems. The Trust could be adversely affected if the computer systems and service providers that interface with it are unable to process data from January 1, 2000 and after; however, steps are being taken to reasonably address this issue and to obtain assurance that comparable efforts are being made by service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, because the Year 2000 issue affects virtually all organizations, the extent of its impact cannot be predicted.

OTHER RISKS. These risks are discussed in more detail in the SAI of each Fund. Most of the Funds' performance depends on interest rates. When interest rates fall, the Funds' yields will typically fall as well.

       The Reserve Fund's emphasis on the high credit quality of its investments may mean that its yields are lower than those available from certain other money-market funds, either on a before- or after-tax basis. Because of the low level of risk, over time, a money-market fund may produce lower returns than bond or stock investments which entail higher levels of risk.

                               PERFORMANCE HISTORY

       The bar charts below show the Funds' annual returns for the past ten years, together with the best and worst quarters. The accompanying "Average Annual Total Return as of December 31, 1998" table gives some indication of risk of an investment in the Funds by comparing each Fund's performance to that of the [INSERT APPROPRIATE BROAD-BASED MARKET INDEX NAME] index, a widely recognized index of [INSERT BRIEF DESCRIPTION OF THE INDEX]. The tables assume reinvestment of dividends and distributions, if any. As with all mutual funds, the past is not a prediction of the future.

PRIMARY FUND                                 NEW YORK TAX-EXEMPT FUND
1989     9.16%                               1989     5.50%
1990     7.88%                               1990     5.17%
1991     5.59%                               1991     3.79%
1992     3.17%                               1992     2.26%
1993     2.39%                               1993     1.48%
1994     3.49%                               1994     1.97%
1995     5.27%                               1995     2.96%
1996     4.67%                               1996     2.51%
1997     4.87%                               1997     2.68%
1998     4.81%                               1998     2.48%
BEST QUARTER  3rd Q 1989 up 2.40%            BEST QUARTER 2nd Q 1989 up 1.41%
WORST QUARTER 2nd Q 1993 up 0.58%            WORST QUARTER _____Q 19___ up ___ %

U.S. GOVERNMENT FUND                         CONNECTICUT TAX-EXEMPT FUND
1989     9.10%                               1989     5.77%
1990     7.80%                               1990     5.18%
1991     5.32%                               1991     3.62%
1992     3.09%                               1992     2.25%
1993     2.30%                               1993     1.64%
1994     3.42%                               1994     2.06%
1995     5.18%                               1995     2.85%
1996     4.60%                               1996     2.45%
1997     4.76%                               1997     2.66%
1998     4.69%                               1998     2.50%
BEST QUARTER  3rd Q 1989 up 2.17%            BEST QUARTER 4th Q up 1.41%
WORST QUARTER 2nd Q 1993 up 0.20%            WORST QUARTER 1st Q up .38%

U.S. TREASURY FUND                           FLORIDA TAX-EXEMPT FUND
1992*    2.44 %                              1996(1)  1.24%
1993     2.19%                               1997     2.66%
1994     3.68%                               1998     2.62%
1995     4.96%                               BEST QUARTER  2nd Q 1998 up 0.73%
1996     4.53%                               WORST QUARTER 1st Q 1997 up 0.54%
1997     4.61%
1998     4.52%                               MASSACHUSETTS TAX-EXEMPT FUND
BEST QUARTER  3rd Q 1995 up 1.20%            1990(2)  5.49%
WORST QUARTER 1st Q 1993 up 0.19%            1991     4.22%
                                             1992     2.46%
INTERSTATE TAX-EXEMPT FUND                   1993     1.83%
1989        6.03%                            1994     2.17%
1990        5.52%                            1995     2.96%
1991        4.15%                            1996     2.57%
1992        2.59%                            1997     2.87%
1993        1.73%                            1998     2.53%
1994        2.05%                            BEST QUARTER 3rd Q 1995 up______
1995        3.07%                            WORST QUARTER 1st Q 1993 up_____
1996        2.61%
1997        2.78%                            MICHIGAN TAX-EXEMPT FUND
1998        2.68%                            1998(3)     0.11%
BEST QUARTER_Q up __%                        BEST QUARTER ______ Q 19____ up %
WORST QUARTER __Q up __%                     WORST QUARTER _____Q 19___ up ___ %

--------------------------
 * For the period February 3, 1992 (Commencement of Operations) to December 31, 1992.
(1) For the period June 24, 1996, (Commencement of Operations) to December 31,1996.
(2) For the period January 22, 1990 (Commencement of Operations) to December 31,1990.
(3) For the period December 14, 1998 (Commencement of Operations) to December 31,1998.

NEW JERSEY TAX-EXEMPT FUND
1994(4)      1.20%
1995         2.87%
1996         2.41%
1997         2.55%
1998         2.42%
BEST QUARTER 1st Q 1995 up 0.71%
WORST QUARTER 3rd Q 1994 up 0.48%

OHIO TAX-EXEMPT FUND
1998(5)      1.86%
BEST QUARTER ______ Q 19____ up %
WORST QUARTER _____Q 19___ up ___ %

PENNSYLVANIA TAX-EXEMPT FUND
1997(6) 0.84%
1998    2.53%
QUARTER 4th Q 1997 up 0.69%
WORST QUARTER 1st Q 1998 up 0.59%

----------------

(4) For the period October 17, 1994 (Commencement of Operations) to December 31,1998.

(5) For the period April 1, 1998 (Commencement of Operations) to December
    31, 1998

(6) For the period September 12, 1997 (Commencement of Operations) to December 31, 1997.

               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                1                5        10         15          20         25         SINCE
                                               YEAR            YEARS     YEARS      YEARS      YEARS       YEARS     INCEPTION
                                               ----            -----     -----      -----      -----       -----     ---------
Primary Fund                                   4.81%           4.62%      5.11%     ____%       ____%      ____%        ____%
[INSERT APPROPRIATE BROAD-
--------------------------
BASED MARKET INDEX NAME]                    [INSERT %]
------------------------                    ----------
U.S. Government Fund                           4.69%           4.53%      5.01%     ____%       ____%      ____%        ____%

[INSERT APPROPRIATE BROAD-
--------------------------
BASED MARKET INDEX NAME]                    [INSERT %]
------------------------                    ----------
U.S. Treasury Fund                             4.52%           4.46%      3.89%     ____%       ____%      ____%        ____%

[INSERT APPROPRIATE BROAD-
--------------------------
BASED MARKET INDEX NAME]                    [INSERT %]
------------------------                    ----------
New York Tax-Exempt Fund

                                              1                  5             SINCE
                                             YEAR              YEARS         INCEPTION
                                             ----              -----         ---------
Connecticut Tax-Exempt Fund                   2.50%             2.50%          3.09%*
[INSERT APPROPRIATE BROAD-
--------------------------
BASED MARKET INDEX NAME]                    [INSERT %]
------------------------                    ----------
Florida Tax-Exempt Fund                       2.62%               --           2.59%
[INSERT APPROPRIATE BROAD-
--------------------------
BASED MARKET INDEX NAME]                    [INSERT %]
------------------------                    ----------
Massachusetts Tax-Exempt Fund                 2.53%             2.62%          3.93%
[INSERT APPROPRIATE BROAD-
--------------------------
BASED MARKET INDEX NAME]                    [INSERT %]
------------------------                    ----------
New Jersey Tax-Exempt Fund                    2.42%               --           2.72%
[INSERT APPROPRIATE BROAD-
--------------------------
BASED MARKET INDEX NAME]                    [INSERT %]
------------------------                    ----------
New York Tax-Exempt Fund                      2.48%             2.52%          3.07%*

[INSERT APPROPRIATE BROAD-
--------------------------
BASED MARKET INDEX NAME]                    [INSERT %]
------------------------                    ----------
Ohio Tax-Exempt Fund                          1.86%                    --           2.48%
[INSERT APPROPRIATE BROAD-
--------------------------
BASED MARKET INDEX NAME]                    [INSERT %]
------------------------
Pennsylvania Tax-Exempt Fund                  2.53%                    --           2.59%
[INSERT APPROPRIATE BROAD-
--------------------------
BASED MARKET INDEX NAME]                    [INSERT %]
------------------------                    ----------

                                           1                   5                   10
                                          YEAR                YEARS               YEARS
                                          ----                -----               -----
Interstate Tax-Exempt Fund                2.68%               2.64%                3.31%
[INSERT APPROPRIATE BROAD-
--------------------------
BASED MARKET INDEX NAME]
------------------------
[INSERT %]
----------

        * The returns for the Connecticut and New York Tax-Exempt Funds reflect 10 year average annual returns as of December 31, 1998.



                 THE 7-DAY YIELD AS OF DECEMBER 31, 1998:

                                            CURRENT        EFFECTIVE
                                            -------        ---------
       Primary Fund                          4.29%           4.39%
       U.S. Government Fund                  4.10%           4.18%
       U.S. Treasury Fund                    3.77%           3.84%
       Connecticut Tax-Exempt Fund           2.50%           2.54%
       Florida Tax-Exempt Fund               2.63%           2.66%
       Massachusetts Tax-Exempt Fund         2.62%           2.65%
       Michigan Tax-Exempt Fund              2.49%           2.52%
       New Jersey Tax-Exempt Fund            2.55%           2.58%
       New York Tax-Exempt Fund              2.57%           2.60%
       Ohio Tax-Exempt Fund                  2.42%           2.45%
       Pennsylvania Tax-Exempt Fund          2.72%           2.76%
       Interstate Tax-Exempt Funds           2.79%           2.83%

        For the Funds' current yield, call toll-free (800) 637-1700 or visit our web site at www.reservefunds.com.

                                    EXPENSES

       As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. There are no sales charges (loads) or exchange fees associated with an investment in the Funds. Annual fund operating expenses are paid out of the assets of each Fund, so their effect is included in each Fund's share price. Annual fund operating expenses, indicated in the table below, reflect expenses for the Funds' fiscal year ended May 31, 1999.


          SHAREHOLDER TRANSACTION EXPENSES FOR ALL FUNDS

       Sales Load Imposed on Purchases......................   None
       Sales Load Imposed on Reinvested Dividends...........   None
       Redemption Fees*.....................................   None
       Exchange Fees........................................   None

       * A $2 fee will be charged on redemption checks issued by the Funds of less than $100 and a $10 fee will be charged for wire redemptions of less than $10,000. If you use your VISA card at an ATM, the owner of the ATM may charge you a surcharge.

                  ANNUAL FUND OPERATING EXPENSES FOR ALL FUNDS
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                   Comprehensive Management Fee (a).....   .80%
                   12b-1 Fees (b).......................   .20%
                                                          -----
                   Total Operating Expenses.............  1.00%
                                                          =====

(a) The comprehensive management fee includes advisory and customary operating expenses. However, the Funds may be charged for certain non-recurring extraordinary expenses and its allocated or direct share of certain other expenses See "Management".

(b) The Funds have adopted a Rule 12b-1 plan which allows the Funds to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.20% per year of each Fund's average net assets. As these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses which may be more or less than those shown. This example is based on the annual fund operating expenses described in the table, which do not reflect fee waivers for the Fund during the fiscal year ended May 31, 1999.

       This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          SHAREHOLDER TRANSACTION EXPENSES
                          --------------------------------

              ONE YEAR       THREE YEARS      FIVE YEARS    TEN YEARS
              --------       -----------      ----------    ---------
                $105            $328            $1,012       $1,701

              PLEASE NOTE THAT THE ABOVE EXAMPLE IS AN ESTIMATE OF THE EXPENSES TO BE INCURRED BY SHAREHOLDERS OF THE FUNDS. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE REFLECTED ABOVE. YOU WOULD PAY THE SAME IF YOU DID NOT REDEEM YOUR SHARES.

                                   MANAGEMENT

INVESTMENT ADVISER. Since November 15, 1971, Reserve Management Company, Inc. ("RMCI") 1250 Broadway, New York, NY 10001 and its affiliates have provided investment advice to The Reserve Funds. RMCI serves as the investment adviser to the Funds under an Investment Management Agreement (the "Agreement") with the Funds (the "Trust"). As a result of recent proxy votes, each of the Funds has entered into a new Investment Management Agreement with RMCI, which is substantially similar to the Investment Management Agreement previously in effect with regard to each Fund, except for a new comprehensive management fee. The U.S. Treasury, California II Tax-Exempt and Michigan Tax-Exempt Funds, since inception, has been subject to a comprehensive management fee. The new Investment Management Agreements became effective ________, 1999. The Agreement provides that RMCI will furnish continuous investment advisory and management services to the Funds. In addition to the Funds, RMCI provides investment management services to other mutual funds within the Reserve family of funds and, as of May 31, 1999, had approximately $_____ billion under management.

       RMCI manages the investment portfolios of the Funds, subject to policies adopted by the Trustees. For its services, RMCI receives a fee of 0.80% per year of the average daily net assets of each Fund. RMCI pays all employee and ordinary operating costs of the Fund. Excluded from the definition of ordinary operating costs are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which it pays its direct or allocated share. For the fiscal year ended May 31, 1999, RMCI received management fees under the investment management agreements previously in effect with regard to each Fund. For the fiscal year ended May 31, 1999, the Primary, U.S. Government and U.S. Treasury Fund paid RMCI $______, $______, $______, $______, respectively. For the fiscal year ended May 31, 1999, the Interstate Tax-Exempt, California II Tax-Exempt, Connecticut Tax-Exempt, Florida Tax-Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, New Jersey Tax-Exempt, New York Tax-Exempt Fund, Ohio Tax-Exempt and Pennsylvania Tax-Exempt Funds paid RMCI $______, $_______, $______, $______, $______,
$______, $______, $______, $______ and $______, respectively.

                                HOW TO BUY SHARES

SHARE PRICE: NET ASSET VALUE. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV") per share. The NAV is calculated by taking the total value of a Fund's assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. Each Fund uses the amortized cost method of valuing its securities under Rule 2a-7 of the 1940 Act. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the Exchange is open. NAV is not calculated on days the Exchange is closed and regional bank holidays. Your order will be priced at the next NAV calculated after your order is accepted by the Funds. The Funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds' Board of Trustees. The Funds may use pricing services to determine market value.

PURCHASE OF SHARES. The minimum initial investment is $1,000 (IRA minimum $250) with no minimum subsequent investment. All investments must be in U.S. dollars. Third-party, foreign and travellers checks, as well as cash investments will not be accepted. For clients of certain broker-dealers and financial institutions ("Firms"), shares may be purchased directly through such Firms. However, purchases may be subject to the Firms' own minimums and purchase requirements. Purchase orders are not accepted on days the Exchange is closed for trading and regional bank holidays.

       - By check - (drawn on U.S. bank) payable to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701. You must include your account number (or Taxpayer Identification Number) on the "pay to the order of" line for each check made payable to The Reserve Funds or within the endorsement for each check endorsed to The Reserve Funds.

       - By wire - Prior to calling your bank, call The Reserve Funds at 800-637-1700 for specific instructions or the Firm from which you received this Prospectus.

       Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. Only federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For federal funds wires to be eligible for same-day order entry, the Funds must be notified before 2:00 PM (Eastern time, 11:00 AM for the U.S. Treasury and Interstate Tax-Exempt Funds) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal funds are received or bank checks are converted into federal funds. This usually occurs within two (2) business days, but may take longer. Checks delivered to the Fund's offices after 2:00 PM (Eastern time, 11:00 AM for the U.S. Treasury and Interstate Tax-Exempt Funds) will be considered received the next business day. Investors will be charged a fee $ ______ for any check that does not clear and will be responsible for any losses suffered by the Funds as a result.

RESERVE AUTOMATIC ASSET-BUILDER PLAN. If you have an account, you may purchase shares of a Fund ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 suggested minimum) such as social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also purchase shares automatically by arranging to have your payroll deposited directly into your Reserve account. Please call the Funds at 800-637-1700 for an application.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use the Funds as an investment for Individual Retirement Accounts ("IRAs"). A master IRA plan with information regarding administration fees and other details is available from the Funds.

THIRD-PARTY INVESTMENTS. Investments made through a third party (rather than directly with Reserve) such as a financial services agent may be subject to policies and fees different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Investors should consult a representative of the plan or financial institution if in doubt.

DISTRIBUTORS. The Fund's' distributor is Resrv Partners, Inc. ("RESRV"), 1250 Broadway, New York, NY 10001-3701.

RESTRICTIONS. Certain other restrictions and conditions for buying shares apply to the Funds. Please see the SAI for more information.

                               SELLING FUND SHARES

       Investors may sell shares at any time. Shares will be sold at NAV determined after the redemption request is received by the Fund. Each Fund usually transmits payments the same day when requests are received before 12:00 noon (Eastern time, 11:00 AM for the U.S. Treasury and Interstate Tax-Exempt
Fund) and the next business day for requests received after the time specified to enable shareholders to receive additional dividends. Shares do not earn dividends on the day a redemption is effected, regardless of the time the order is received. Orders will be processed promptly and investors will generally receive the proceeds within a week after receiving your properly completed request. A shareholder will be charged $2 for redemption checks issued for less than $100. Upon request, redemptions will be made by bank wire; however, wire redemptions of less than $10,000 will be charged a fee (currently $10). The Funds assume no responsibility for delays in the receipt of wired or mailed funds.

WRITTEN AND TELEPHONE REQUESTS. Redemption instructions and options should be specified when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. One way to redeem shares is to write a letter of instruction which states: the name(s) and signature(s) of all accountholders (signature(s) guaranteed, if necessary), account number, Fund name, the dollar amount you want to sell, and how and where to send the proceeds. If you are redeeming your IRA, please note the applicable withholding requirements.

       To be able to redeem by telephone, you must select this option on your application or in writing before you make your first telephone redemption. Once you have selected this option, you may redeem by calling the Funds at 800-637-1700. The Funds strongly suggest (but do not require) that each telephone redemption be at least $1000, except for redemptions which are intended to liquidate an account. Unless you decline telephone privileges on your application and the Funds fails to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone order, or for any loss, cost or expense for acting upon an investor's telephone instructions. You are only allowed to make one telephone redemption request within a thirty (30) day period. To further reduce the risk of loss, proceeds of telephone redemptions may be sent only to (1) the bank or brokerage account designated by the shareholder on the application or in a letter with the signature(s) guaranteed or (2) the address of record for the past 30 days. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so.

       Signature guarantees are designed to protect both you and the Funds from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission. Notaries public cannot provide signature guarantees. Please see the SAI for more information.

CHECKING, VISA AND ATM ACCESS. You may redeem shares of the Fund by using your Reserve checks and VISA check card. By completing the application or a signature card (for existing accounts) and certain other documentation you can write checks in any amount against your account. A check will be returned (bounced) and a fee charged if you request a stop payment; the check is postdated; contains an irregularity in the signature, amount or otherwise; or, is written against accounts with insufficient or uncollected funds. Please do not postdate your checks or use them to close your account. Upon proper notice, the Funds may choose to impose a fee if it deems a shareholder's actions to be burdensome. Checking may not be available to clients of some Firms and some Firms may establish their own minimum check amount. Shareholders may use their VISA check card at ATM's to receive cash and may be charged a surcharge by the ATM owner. Please see the SAI for each Fund for information including charges, fees, etcetera.

EXCHANGE PRIVILEGE. Investors can exchange all or some of their shares offered for shares in other Reserve money-market and equity funds. Investors can request an exchange in writing or by telephone. The shares of the other funds are not offered by this Prospectus. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as an original account (as long as they are available). Please see the SAI for more information.

OTHER AUTOMATIC SERVICES. Certain other services and restrictions for selling shares automatically are offered by the Funds. Please see the SAI for more information about these services and restrictions.

REDEMPTIONS THROUGH BROKERS AND FINANCIAL INSTITUTIONS. Redemptions through brokers and financial institutions may involve such Firms' own redemption minimums, services fees, and other redemption requirements.

OTHER. The Funds also reserve the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount the investor is redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the Fund's assets). Each Fund reserves the right to:

   -  refuse any purchase or exchange request,
   -  change or discontinue its exchange privilege,
   -  change its minimum investment amounts, and
   - delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

                                TAX CONSEQUENCES

       The following discussion is intended as general information only. Shareholders should consult with their own tax advisors with respect to the application of their state and local tax laws to these distributions. Because everyone's tax situation is unique, you should consult your own tax advisor(s) with regard to the state and local tax laws. The applicable tax laws which affect the Funds and their shareholders are subject to change and may be retroactive. For more information, please see the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES. Each Fund declares dividends each business day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Further, The Funds distributes any net capital gains that it has realized once a year. Dividends and distributions will be reinvested in the fund unless the investor instructs the Fund otherwise. There are no fees or sales charges on reinvestments.

       Dividends and distributions are taxable to most shareholders as ordinary income (unless an investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long an investor has been in the fund and whether distributions are reinvested or taken in cash. The tax status of dividends and distributions will be detailed in annual tax statements from the Funds. An exchange of a Fund's shares for the shares of another fund will be treated as a sale of The Fund's shares and any gain may be subject to federal income tax.

       The U.S. Treasury Fund intends to invest only in U.S. Treasury securities and obligations of those agencies and instrumentalities of the U.S. government that provide interest income exempt in most states from state and local personal income taxes, except to the extent uninvested cash is invested in repurchase agreements. Some states have minimum investment requirements that must be met by the U.S. Treasury Fund. Distributions attributable to net capital gains, if any, are generally subject to state and local taxes. It is possible that a state or local taxing authority may in the future seek to tax an investor on a portion of the interest income of an obligation held by the U.S. Treasury Fund.

       Shareholders of the Florida Tax-Exempt Fund that are subject to the Florida intangibles tax will not be required to include the value of their Fund shares in their taxable intangible property if all of the Fund's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. government obligations. As described earlier, the Fund will normally attempt to invest substantially all of its assets in securities which are exempt from the Florida intangibles tax. If the portfolio consists of any assets which are not so exempt on the annual assessment date, only the portion of the shares of the Fund which relate to securities issued by the U.S. and its possessions and territories will be exempt from the Florida intangibles tax, and the remaining portions of those shares will be fully subject to the intangibles tax, even if they partly relate to Florida tax-exempt securities and the same is true with respect to the Pennsylvania Tax-Exempt Fund and the Pennsylvania county personal property tax.

       As to the Interstate Tax-Exempt Fund, dividends derived from the interest earned on municipal obligations and designated by the Fund as "exempt-interest dividends" are not subject to federal income taxes. Any distributions of net short-term capital gains and taxable interest income, if any, are taxable as ordinary income. Any distributions of net realized long-term capital gains earned by the Fund are taxable to individual shareholders at the applicable mid-term or long-term capital gains rate regardless of the length of time the Fund's shares have been owned by the shareholder.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to

Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulaged by the IRS a Fund may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account. The Funds will not accept purchase orders for accounts for which a correct and certified TIN is not provided or which is otherwise subject to backup withholding, except in the case of certain non-resident alien account holders.

                               GENERAL INFORMATION

SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Funds may choose to either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Funds.

RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options, which include yields, account balances, check reorders and other options. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months on the Internet at www.reservefunds.com.

INQUIRIES. Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to The Reserve Funds.

SPECIAL SHAREHOLDER SERVICES. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption or shareholder checks, copies of statements and special research services.

ACCOUNT STATEMENTS.  Shareholders are advised to retain all account statements.

                              FINANCIAL HIGHLIGHTS

The following tables describe each Fund's performance for the fiscal periods indicated. "Total return" shows how much an investment in a series would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions, if any. These figures have been independently audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose report, along with each Funds' financial statements, is included in the Trust's Annual Report.

                                                                               FOR FISCAL YEAR ENDED MAY 31,
                                                         ---------------------------------------------------------------------
PRIMARY FUND                                                 1999         1998          1997            1996           1995
------------                                             ---------   ----------      ----------      ----------     ----------
Net asset value beginning of year.....................               $   1.0000      $   1.0000      $   1.0000     $   1.0000
                                                                     ----------      ----------      ----------     ----------
Income from investment operations.....................                    .0579           .0557           .0591          .0549
Expenses..............................................                    .0096           .0100           .0101          .0099
                                                                     ----------      ----------      ----------     ----------
Net investment income(1)..............................                    .0483           .0457           .0490          .0450
Dividends from net investment income(1)...............                   (.0483)         (.0457)         (.0490)        (.0450)
                                                                     ----------      ----------      ----------     ----------
Net asset value, end of year..........................               $   1.0000      $   1.0000      $   1.0000     $   1.0000
                                                                     ==========      ==========      ==========     ==========

Total Return..........................................                     4.83%           4.57%           4.90%          4.50%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands ,end of year..................                2,707,620       2,104,109       1,664,114      1,602,464
Ratio of expenses to average net assets...............                      .94%            .98%            .98%           .97%
Ratio of net investment income to average net assets                       4.71%           4.47%           4.79%          4.42%

                                                                               FOR FISCAL YEAR ENDED MAY 31,
                                                          ------------------------------------------------------------------
U.S. GOVERNMENT FUND                                        1999          1998          1997        1996             1995
--------------------                                      ---------  -----------   -----------   -----------     -----------
Net asset value beginning of year.........................           $   1.0000    $   1.0000    $   1.0000      $   1.0000
                                                                     -----------   -----------   -----------     -----------
Income from investment operations.........................                .0572         .0550         .0586           .0542
Expenses..................................................                .0101         .0101         .0102           .0101
                                                                     -----------   -----------   -----------     -----------
Net investment income(1)..................................                .0471         .0449         .0484           .0441
Dividends from net investment income(1)...................               (.0471)       (.0449)       (.0484)         (.0441)
                                                                                   -----------   -----------     -----------
Net asset value, end of year..............................           $   1.0000    $   1.0000    $   1.0000      $   1.0000
                                                                     ===========   ===========   ===========     ===========

Total Return..............................................                 4.71%         4.49%         4.84%           4.41%
                                                                     -----------
RATIOS/SUPPLEMENTAL DATA
------------------------

Net assets in thousands ,end of year...................                652,468      611,844    568,497      721,785
Ratio of expenses to average net assets................                   .99%          .99%      1.00%         .99%
Ratio of net investment income to average net assets                     4.60%         4.40%      4.75%        4.31%
                                                                         -----

                                                                            FOR FISCAL YEARS ENDED MAY 31,
                                                       -----------------------------------------------------------------------
U.S. TREASURY FUND                                        1999        1998             1997            1996            1995
------------------                                     ---------   ----------       ----------      ----------      ----------

Net asset value beginning of year....................              $   1.0000       $   1.0000      $   1.0000      $   1.0000
                                                                   ----------       ----------      ----------      ----------
Income from investment operations....................                   .0535            .0521           .0547           .0523
Expenses.............................................                   .0079            .0078           .0081           .0067
                                                                                    ----------      ----------      ----------
Net investment income(1).............................                   .0456            .0443           .0466           .0456
Dividends from net investment income(1)..............                  (.0456)          (.0443)         (.0466)         (.0456)
                                                                                    ----------      ----------      ----------
Net asset value, end of year.........................              $   1.0000       $   1.0000      $   1.0000      $   1.0000
                                                                   ----------       ==========      ==========      ==========

Total Return.........................................                    4.56%            4.43%           4.66%           4.56%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands ,end of year.................                 239,760          169,178         142,766          95,227
Ratio of expenses to average net assets..............                     .77%(3)          .77%(3)         .79%(3)         .68%(3)
Ratio of net investment income to average net assets.                    4.46%            4.33%           4.53%           4.64%

----------
(1) Based on compounding of daily dividends.  Not indicative of future results.
(2) Annualized.
(3) During this period the manager waived a portion of fees and expenses. If there were no reductions in expenses, the actual expenses would have been approximately 0.20%, 0.20%, 0.20%, 0.25% and 0.12% higher, respectively.

                                                                                FOR FISCAL YEARS ENDED MAY 31,
                                                        ------------------------------------------------------------------------
NEW YORK TAX-EXEMPT FUND                                   1999          1998           1997             1996            1995
------------------------                                ---------     ----------     ----------       ----------      ----------
Net asset value, beginning of  year...................                $   1.0000     $   1.0000       $   1.0000      $   1.0000
                                                                      ----------     ----------       ----------      ----------
Income from Investment operations.....................                     .0363          .0352            .0381           .0352
Expenses..............................................                     .0095          .0105            .0105           .0099
                                                                      ----------     ----------       ----------      ----------
Net investment income (1).............................                     .0268          .0247            .0276           .0253
Dividends from net investment income (1)..............                    (.0268)        (.0247)          (.0276)         (.0253)
                                                                      ----------     ----------       ----------      ----------
Net asset value, end  of year.........................                $   1.0000     $   1.0000       $   1.0000      $   1.0000
                                                                      ==========     ==========       ==========      ==========
Total Return..........................................                      2.68%          2.47%            2.76%           2.53%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in  thousands, end of  year................                   171,212        153,180          125,454         152,906
Ratio of expenses to  average net assets..............                       .94%          1.04%            1.04%            .98%
Ratio of net investment income  to average net assets.                      2.63%          2.43%            2.72%           2.48%

                                                                               FOR FISCAL YEARS ENDED MAY 31,
                                                         --------------------------------------------------------------------
CONNECTICUT TAX-EXEMPT FUND                                 1999          1998           1997           1996          1995
---------------------------                              ---------     ----------     ----------     ----------    ----------
Net asset value, beginning of  year...................                 $   1.0000     $   1.0000     $   1.0000    $   1.0000
                                                                       ----------     ----------     ----------    ----------
Income from Investment operations.....................                      .0358          .0341          .0368         .0352
Expenses..............................................                      .0091          .0098          .0102         .0098(3)
                                                                       ----------     ----------     ----------    ----------
Net investment income (1).............................                      .0267          .0243          .0266         .0254
Dividends from net investment income (1)..............                     (.0267)        (.0243)        (.0266)       (.0254)
                                                                       ----------     ----------     ----------    ----------
Net asset value, end  of year.........................                 $   1.0000     $   1.0000     $   1.0000    $   1.0000
                                                                       ==========     ==========     ==========    ==========
Total Return..........................................                       2.67%          2.43%          2.66%         2.54%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in  thousands, end of  year................                     36,787         33,497         34,801        26,626
Ratio of expenses to  average net assets..............                        .89%           .97%          1.01%          .89%(3)
Ratio of net investment income  to average net assets.                       2.64%          2.39%          2.61%         2.33%



                                                                                                JUNE 24, 1996
                                                        FOR FISCAL YEARS ENDED MAY 31,         (COMMENCEMENT OF
                                                        -----------------------------         OPERATIONS) THROUGH
FLORIDA TAX-EXEMPT FUND                                    1999               1998                MAY 31, 1997
-----------------------                                 ----------         ----------             ------------
Net asset value, beginning of year....................                     $   1.0000              $   1.0000
                                                                           ----------              ----------
Income from investment operations.....................                          .0366                   .0321
Expenses..............................................                          .0097                   .0093
                                                                           ----------              ----------
Net investment income (1).............................                          .0269                   .0228
Dividends from net investment income (1)..............                         (.0269)                 (.0228)
                                                                           ----------              ----------
Net asset value, end of year..........................                     $   1.0000                 $1.0000
                                                                           ==========              ==========
Total Return..........................................                           2.69%                   2.42%(2)

Ratios/Supplemental Data
------------------------
Net assets in thousands, end of year..................                         10,817                   4,109
Ratio of expenses to average net assets...............                            .94%                   1.04%(2)
Ratio of net investment income to average net assets..                           2.62%                   2.39%(2)

                                                                               FOR FISCAL YEARS ENDED MAY 31,
                                                        -----------------------------------------------------------------------
MASSACHUSETTS TAX-EXEMPT FUND                              1999         1998           1997             1996            1995
-----------------------------                           ---------    ----------     ----------       ----------      ----------
Net asset value, beginning of  year...................               $   1.0000     $   1.0000       $   1.0000      $   1.0000
                                                                     ----------     ----------       ----------      ----------
Income from Investment operations.....................                    .0361          .0338            .0362           .0335
Expenses..............................................                    .0077          .0079(3)         .0086(3)        .0070(3)
                                                                     ----------     ----------       ----------      ----------
Net investment income (1).............................                    .0284          .0259            .0276           .0265
Dividends from net investment income (1)..............                   (.0284)        (.0259)          (.0276)         (.0285)
                                                                     ----------     ----------       ----------      ----------
Net asset value, end  of year.........................               $   1.0000     $   1.0000       $   1.0000      $   1.0000
                                                                     ==========     ==========       ==========      ==========
 Total Return.........................................                     2.84%          2.59%            2.76%           2.65%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in  thousands, end of  year................               $   25,383     $   13,035       $    8,955      $   10,169
Ratio of expenses to  average net assets..............                      .75%           .79%(3)          .84%(3)         .69%(3)
Ratio of net investment income  to average net assets.                     2.78%          2.58%            2.71%           2.80%

                                                                       DECEMBER 14, 1998
                                                                  (COMMENCEMENT OF OPERATIONS)
                                                                      THROUGH MAY 31, 1999
                                                        -----------------------------------------------
MICHIGAN TAX-EXEMPT FUND
------------------------
Net asset value, beginning of  year...................
Income from Investment operations.....................
Expenses..............................................

Net investment income (1).............................

Dividends from net investment income (1)..............
Net asset value, end  of year.........................
Total Return..........................................

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in  thousands, end of  year................
Ratio of expenses to  average net assets..............
Ratio of net investment income  to average net assets.


                                                                                                              OCTOBER 17, 1994
                                                                    FOR FISCAL YEARS ENDED MAY 31,            (COMMENCEMENT OF
                                                        ---------------------------------------------------  OPERATIONS) THROUGH
NEW JERSEY TAX-EXEMPT FUND                                 1999        1998           1997          1996         MAY 31, 1995
--------------------------                              ---------   ----------     ----------    ----------      ------------
Net asset value, beginning of year....................              $   1.0000     $   1.0000    $   1.0000       $  1.0000
                                                                    ----------     ----------    ----------       ---------
Income from investment operations.....................                   .0354          .0343         .0369           .0330
Expenses..............................................                   .0100          .0107         .0106           .0087  (3)
                                                                    ----------     ----------    ----------       ---------
Net investment income (1).............................                   .0254          .0236         .0263           .0243
Dividends from net investment income (1)..............                  (.0254)        (.0236)       (.0263)         (.0243)
                                                                    ----------     ----------    ----------       ---------
Net asset value, end of year..........................              $   1.0000     $   1.0000       $1.0000       $  1.0000
                                                                    ==========     ==========    ==========       =========
Total Return..........................................                   2.54%           2.36%         2.63%           2.43%(2)

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year..................                 37,600          39,452        41,026          21,607
Ratio of expenses to average net assets...............                    .99%           1.06%         1.04%           1.01%(2)(3)
Ratio of net investment income to average net  assets.                   2.50%           2.33%         2.59%           2.82%(2)

                                                                                            APRIL 1, 1998
                                                                                          (COMMENCEMENT OF
                                                                       YEAR ENDED        OPERATIONS) THROUGH
OHIO TAX-EXEMPT FUND                                                  MAY 31, 1999          MAY 31, 1998
--------------------                                                  ------------          ------------
Net asset value, beginning of year....................                                       $   1.0000
                                                                                             ----------
Income from investment operations.....................                                            .0065
Expenses..............................................                                            .0017
                                                                                             ----------
Net investment income (1).............................                                            .0048
Dividends from net investment income (1)..............                                           (.0048)
                                                                                             ----------
Net asset value, end of year..........................                                       $   1.0000
                                                                                             ==========
Total Return..........................................                                             2.87%(2)

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year..................                                            2,507
Ratio of expenses to average net assets...............                                             1.00%(2)
Ratio of net investment income to average net assets..                                             2.86%(2)

                                                                                         SEPTEMBER 12, 1997
                                                                                          (COMMENCEMENT OF
                                                                       YEAR ENDED        OPERATIONS) THROUGH
PENNSYLVANIA TAX-EXEMPT FUND                                          MAY 31, 1999          MAY 31, 1998
----------------------------                                          ------------          ------------
Net asset value, beginning of year....................                                       $   1.0000
                                                                                             ----------
Income from investment operations.....................                                            .0261
Expenses..............................................                                            .0072
                                                                                             ----------
Net investment income (1).............................                                            .0189
Dividends from net investment income (1)..............                                           (.0189)
                                                                                             ----------
Net asset value, end of year..........................                                          $1.0000
                                                                                             ==========
Total Return..........................................                                             2.64%(2)

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year..................                                           13,187
Ratio of expenses to average net assets...............                                             1.00%(2)
Ratio of net investment income to average net assets..                                             2.62%(2)

                                                                            FOR FISCAL YEARS ENDED MAY 31,
                                                        ----------------------------------------------------------------------
INTERSTATE TAX-EXEMPT FUND                                 1999         1998            1997            1996           1995
--------------------------                              ---------    ----------      ----------      ----------     ----------
Net asset value, beginning of year....................               $   1.0000      $   1.0000      $   1.0000     $   1.0000
                                                                     ----------      ----------      ----------     ----------
Income from investment operations.....................                    .0378           .0361           .0390          .0368
Expenses..............................................                    .0099           .0105           .0105          .0103
                                                                     ----------      ----------      ----------     ----------
Net investment income (1).............................                    .0279           .0256           .0285          .0265
Dividends from net investment income (1)..............                   (.0279)         (.0256)         (.0285)        (.0265)
                                                                     ----------      ----------      ----------     ----------
Net asset value, end of year..........................               $   1.0000      $   1.0000      $   1.0000     $   1.0000
                                                                     ==========      ==========       =========     ==========
Total return..........................................                     2.79%           2.56%           2.85%          2.65%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year..................               $  352,869      $  306,152      $  292,067     $  315,232
Ratio of expenses to average net assets...............                      .97%           1.04%           1.04%          1.00%
Ratio of net investment income to average net assets..                     2.75%           2.52%           2.80%          2.59%

----------
(1) Based on compounding of daily dividends. Not indicative of future results.
(2) Annualized.
(3) During these periods the Manager waived all or a portion of fees and expenses. If there were no reductions in expenses, the actual expenses for the Connecticut Fund would have been 0.10% higher; the actual expenses for the Massachusetts Fund would have been 0.04%, 0.05%, and 0.11%, higher; and, 0.01% higher for the New Jersey Fund.
(4) The .01cents per share represents distributions of taxable income.

                                --------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                ---------------

                               SEC File 811-2033
                               SEC File 811-3696
                               SEC File 811-3814

This Prospectus contains the information about each Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is considered part of this Prospectus. The Annual and Semi-Annual Reports list the holdings in each Fund, describe Fund performance, include financial statements for the Funds, and discuss market conditions and strategies that significantly affected the Funds' performance. These documents may be obtained without charge by writing or calling the Funds at 800-637-1700. You can also download the documents from the SEC's web site (http://www.sec.gov).

                   Investors are advised to read and retain
                     this prospectus for future reference.

[THE RESERVE FUNDS LOGO]

Founders of
"America's First
Money Fund"

1250 Broadway, New York, NY 10001-3701
(212) 401-5500

GENERAL INFORMATION AND 24-HOUR YIELD AND BALANCE INFORMATION
800-637-1700  -  www.reservefunds.com

Distributor -  Resrv Partners, Inc.

RF/PG&T-07/99


INSERT
AMEX
ARTWORK


Prospectus
July 31, 1999

                            RESERVE TAX-EXEMPT TRUST:
                          CALIFORNIA II TAX-EXEMPT FUND
                           CONNECTICUT TAX-EXEMPT FUND
                            FLORIDA TAX-EXEMPT TRUST
                          MASSACHUSETTS TAX-EXEMPT FUND
                            MICHIGAN TAX-EXEMPT FUND
                           NEW JERSEY TAX-EXEMPT FUND
                              OHIO TAX-EXEMPT FUND
                          PENNSYLVANIA TAX-EXEMPT FUND

                       RESERVE NEW YORK TAX-EXEMPT TRUST:
                            NEW YORK TAX-EXEMPT FUND

                     1250 BROADWAY, NEW YORK, NY 10001-3701
                           212-401-5500 - 800-637-1700

                  --------------------------------------------

                      24-HOUR YIELD AND BALANCE INFORMATION
                 NATIONWIDE 800-637-1700 - WWW.RESERVEFUNDS.COM

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information ("SAI") describes the CALIFORNIA II TAX-EXEMPT, CONNECTICUT TAX-EXEMPT, FLORIDA TAX-EXEMPT, MASSACHUSETTS TAX-EXEMPT, MICHIGAN TAX-EXEMPT, NEW JERSEY TAX-EXEMPT, OHIO TAX-EXEMPT and PENNSYLVANIA TAX-EXEMPT FUNDS of Reserve Tax-Exempt Trust and the NEW YORK TAX-EXEMPT FUND of Reserve New York Tax-Exempt Trust (each a Fund, together the "Funds"). At the date of this SAI, there were ten (10) separate series of Reserve Tax-Exempt Trust authorized and outstanding (Interstate, California, California II, Connecticut, Florida, Massachusetts, Michigan, New Jersey, Ohio and Pennsylvania Tax-Exempt Funds) and one (1) separate series of Reserve New York Tax-Exempt Trust (New York Tax-Exempt Fund) authorized (and outstanding. Additional series (fund) may be added in the future by the Board of Trustees. The Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust were organized as Massachusetts business trusts on January 25, 1983, and July 12, 1983, respectively, and are open-end management investment companies commonly known as money-market mutual funds. This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus dated July 31, 1999 and should be read in conjunction with it. A copy of the Prospectus may be obtained without charge by writing or calling the Fund at the above address or telephone number. The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) where you can download the SAI, the Prospectus, material incorporated by reference & other information regarding the Funds. This Statement is dated July 31, 1999.

TABLE OF CONTENTS                                                      PAGE
-----------------                                                      ----

Description of Funds                                                     2
Management of the Trusts                                                10
Investment Management, Distribution and Custodian Agreements            12
Information About the Trusts                                            15
How to Buy and Sell Shares                                              16
Dividends, Distributions and Taxes                                      21
Yield Information                                                       23
General Information                                                     24

SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                            DESCRIPTION OF THE FUNDS

     The investment objective of all of the Funds is to seek as high a level of short-term interest income exempt from federal income and state and local personal income and/or property taxes, if any, for resident holders of the particular state fund as is consistent with preservation of capital and liquidity. Each Fund seeks to attain its objective by investing principally in tax-exempt obligations issued by the state for which it is named and the state's counties, municipalities, authorities or other political subdivisions. Achievement of the Funds' objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940 ("1940 Act"). However, achievement of this objective is not guaranteed. Investment in the Funds is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money investing in the Funds.

     The Funds are designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and are designed to reduce or eliminate for the investor the mechanical problems of direct investment in money-market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.

The Funds are non-diversified mutual funds. However, each of its separate investment portfolios (Funds) intends to comply with the diversification requirement of Rule 2a-7 under the 1940 Act which generally limits a money-market fund to investing no more than 5% of its total assets in securities of any one issuer, except U.S. government securities, as defined below.

Reserve Management Co., Inc. ("RMCI") serves as the Funds' Investment Adviser. Resrv Partners, Inc. ("RESRV"), which is a wholly owned subsidiary of RMCI, is the distributor of the Funds' shares. RESRV is located at 1250 Broadway, New York, NY 10001-3701.

The following information supplements and should be read in conjunction with the Prospectus.

SUPPLEMENTAL INVESTMENT POLICIES. Each Fund's investment objective and the following investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. A Fund cannot:

(1) invest in any security other than those discussed herein or in the Prospectus;

(2) borrow money except as a temporary or emergency measure (but not for the purpose of purchasing securities), and not in an amount to exceed 5% of the value of its total assets;

(3) issue senior securities except in compliance with the Investment Company Act of 1940 ("1940 Act");

(4) act as an underwriter with respect to the securities of others as defined under federal securities laws;

(5) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in municipal obligations, U.S. Governments or instruments secured by such obligations;

(6) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, a Fund may purchase municipal obligations secured by interests in real estate;

(7) lend more than 33 1/3% of the value of its total assets except to the extent its investments are considered loans;

(8) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, a Fund shall have the authority to purchase municipal obligations subject to a stand-by commitment, at the Fund's option;

(9) invest in the securities of other investment companies except in compliance with 1940 Act; and

(10) make investments on a margin basis.

     Notwithstanding the foregoing investment restrictions, each Fund may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund.

     Based upon shareholder approval, the Trust may use a "master/feeder" structure. Rather than investing directly in securities, the Fund is a "feeder fund," meaning that it invests in a corresponding "master fund". The master fund, in turn invests in securities using the strategies described in this Prospectus. One potential benefit of this structure is lower costs, because the expenses of the master fund can be shared with any other feeder funds.

OTHER POLICIES. Municipal obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on a Fund's ability to purchase municipal securities on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such municipal obligations. During the period between the purchase and settlement dates, no payment is made by a Fund to the issuer and no interest accrues to a Fund on such securities. To the extent that assets of a Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, a Fund will earn no income, however, it is each Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). Each Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. RMCI does not believe that a Fund's NAV or income will be adversely affected by the purchase of municipal obligations on a when-issued basis.

     The Funds may purchase participation interests in municipal obligations from financial institutions. A participation interest gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks.

     Interest received on certain otherwise tax-exempt securities ("private activity bonds") is subject to a federal Alternative Minimum Tax ("AMT"). It is the position of the SEC that in order for a fund to call itself "tax-free", not more than 20% of its net assets may be invested in municipal securities subject to the AMT or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of each Fund to the AMT. However, as of the date of this Prospectus, each Fund has not and does not purchase such securities, but reserves the right to do so depending on market conditions in the future.

     Although it is not the current intention, from time to time a Fund may invest in taxable short-term investments ("taxable investments") consisting of obligations backed by the full faith and credit of the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"), deposit-type obligations, acceptances, letters of credit of Federal Deposit Insurance Corporation member banks and instruments fully collateralized by such obligations, including repurchase agreements. Unless a Fund has adopted a temporary defensive position, no more than 20% of the net assets of each Fund will be invested in taxable investments at any time.

     RMCI uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's, S&P and other rating services, when available. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, each Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.

TYPES OF SECURITIES. Money-market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money-market fund having demand or put features which have the effect of shortening the security's maturity. Municipal money-market securities include variable rate demand bonds, commercial paper, municipal notes and shares of municipal money-market funds.

     Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

     Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

REPURCHASE AGREEMENTS. A repurchase agreement ("repo") transaction occurs when a Fund purchases and simultaneously contracts to resell securities at fixed prices determined by the negotiated yields. Each Fund will limit repo transactions to those domestic financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by the Trustees. Repos are considered by the SEC staff to be loans by the Fund that enters into them. Repos could involve risks in the event of a default or insolvency of the repo counter-party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repo, RMCI will follow procedures intended to provide that all repos are at least 100% collateralized as to principal and interest. A Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's Custodian. If the seller defaults on the repurchase obligation, a Fund could incur a loss and may incur costs in disposing of the underlying security. A Fund will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements with a term greater than seven (7) days.

RISKS OF INVESTING IN THE FUNDS. The investment risks of the Funds are specific to the particular type of municipal obligation, as well as general investment risks that may affect the municipal money-market as a whole.

There are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the U.S. Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

     The risks associated with electric utilities include the availability and cost of fuel and capital, the effects of conservation on energy demand, the effects of rapidly changing environmental safety, and licensing requirements, and other federal, state, and local regulations, timely and sufficient rate increases, increasing competition, opposition to nuclear power and legislative changes.

     A major revenue source for the health care industry is payments from the Medicare and Medicaid programs and, consequently, the industry is sensitive to legislative changes and reductions in spending for such programs. Many other factors may affect health care-related obligations, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); legislative and regulatory changes by private and governmental agencies, as well as competition among health care providers.

     Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. Generally they are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Therefore, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of housing projects, including but not limited to: acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

     Transportation-related municipal securities may be issued to finance the construction of toll roads, highways, airports, or other transit facilities. Airport bonds are dependent on the stability of the airline industry and a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends as well as the price and availability of fuel. The cost and availability of fuel affects toll road bonds as do toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability generally affect all transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

     Water and sewer revenue bonds are often considered to have relatively secure credit due to their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults and could in the future. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers.

     In view of the Funds' investment in industrial development revenue bonds and notes secured by letters of credit or guarantees of banks, an investment in a Fund's shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money-market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

     Many factors affect each Fund's performance. Because RMCI concentrates each Fund's investments in a specific state, the Fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund. The Funds' yields will change daily based on changes in interest rates and market conditions. Although each Fund has managed to maintain a stable $1.00 share price since inception, there is no guarantee that the Fund will be able to continue to do so.

     The principal risk factors associated with investment in each Fund are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise a Fund's assets; consequently when you sell (redeem) your shares of a Fund, they could be worth more or less than what you paid for them.

     Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market.

     The value of municipal securities may be affected by uncertainties in the municipal market-related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced from time to time. Proposals also may be introduced before the individual state legislatures that would affect the state tax treatment of a municipal fund's distributions. This could have a significant impact on the prices of some or all of the municipal securities held by a Fund, making it more difficult for a money-market fund to maintain a stable net asset value ("NAV") per share.

     Debt and money-market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money-market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause that Fund's share price to decrease.

     Entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic or governmental developments could affect the value of the security.

     Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value. In response to market, economic, political or other conditions, RMCI may temporarily use a different investment strategy for defensive purposes. If RMCI does so, different factors could affect a Fund's performance, and a Fund may distribute income subject to federal or local or state personal income tax.

     Certain banks and other municipal securities dealers have indicated a willingness to sell municipal obligations to the Funds accompanied by a commitment to repurchase the securities at a Fund's option or at a specified date, at an agreed upon price or yield within a specified period prior to the maturity date of such securities at amortized cost. If a bank or other municipal securities dealer were to default under such standby commitment and fail to pay the exercise price, a Fund could suffer a potential loss to the extent that the amount paid by the Fund, if any, for the municipal obligation with a standby commitment exceeded the current value of the underlying municipal obligation. If a bank or other municipal securities dealer defaults under its standby commitment, the liquidity of the security subject to such commitment may be adversely affected.

     Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money-market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

     Another risk factor associated with investment in the Funds is "non-diversification". As a non-diversified investment company, the Funds are permitted to have all their assets invested in a limited number of issuers. Further, each Fund's concentration in securities issued by that particular state and its political subdivisions provides a greater level of risk than a fund which is invested across numerous states and municipal entities because a Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence. The ability of a state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; as well as the underlying condition of the state, and its municipalities, etceteras. However, each Fund intends to qualify as a "regulated investment company" for purposes of the "Subchapter M" of the Internal Revenue Code. This limits the aggregate value of all investments (except United States government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

     Further, there are risks particular to each state for which a respective Fund is named. For a better understanding of these risks, please read below:

RISK FACTORS OF CONCENTRATING IN CALIFORNIA. Investors should consider carefully the special risks inherent in the Fund's investments in California municipal obligations, which result from statutes that limit the taxing and spending authority of California governmental agencies, as well as the general financial condition of the State. From mid-1990 to late 1993, the State suffered a recession resulting in the worst economic and budget conditions since the 1930's. The State, plagued by recurring budget deficits, depleted its available cash resources. A series of external borrowings were necessary to meet the State's cash needs. As a result, between October 1991 and July 1994, all rating agencies lowered the ratings on the State's general obligation bonds from AAA equivalent to A equivalent. These and other factors may have the effect of impairing the ability of California municipal issuers to make interest and or principal payments on such obligations. However, since 1993 the State's financial condition has improved. The General Fund ended fiscal 1998 with a positive GAAP balance of $547 million, substantially better than the $2.5 billion deficit at the end of 1997. The State's unemployment rate, though improved, remains above the national average. Recently, California's general obligation bonds have been upgraded to ratings of A+ by S&P and Aa3 by Moody's.

RISK FACTORS OF CONCENTRATING IN CONNECTICUT. The credit quality of the Connecticut Tax-Exempt Fund will depend on the continued financial strength of the State of Connecticut and its political subdivisions. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending that have had a significant impact on unemployment levels. Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligations Economic Recovery Notes. Moreover, as of June 30, 1995 and 1996, the General Fund had cumulative deficits under GAAP of $576.9 million and $639.9 million, respectively. As a result of the recurring budgetary problems, S&P downgraded the State's general obligation bonds from AA+ to AA in April 1990 and to AA- in September 1991. In April 1990, Moody's downgraded Connecticut's bonds from Aa1 to Aa (since refined to Aa3 in March 1997). Recently, the disparity between Connecticut's rate of economic growth and that of the nation has narrowed. Employment in the year ending August 1998 was up 2.2% versus a national increase of 2.7%. The projected $498 million in the Budget Reserve Fund for 1998 should bring the accumulated GAAP-basis General Fund deficit down to $172 million. Currently, the State's general obligation bonds are rated Aa3 and AA by Moody's and S&P, respectively.

RISK FACTORS OF CONCENTRATING IN FLORIDA. Investors should consider carefully the special risks inherent in the Fund's investment in Florida municipal obligations. The Florida Constitution and statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida municipal obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the legislature provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1995-96 estimated General Revenue and Working Capital and Budget Stabilization funds available totaled $15.3 billion, a 3.3% increase over 1994-95, resulting in unencumbered reserves of approximately $503 million at the end of fiscal 1995-96. General Revenue and Working Capital and Budget Stabilization funds available for fiscal 1996-97 are estimated to total $16 billion, a 5.1% increase over 1995-96, resulting in unencumbered reserves of approximately $518 million at the end of fiscal 1996-97. Florida's general revenues for 1998 grew 7.6% over 1997 and the State estimates that the Budget Stabilization Fund will end fiscal 1999 with a balance of $787 million. At present, the State's general obligation bonds are rated Aa2 and AA+ by Moody's and S&P, respectively.

RISK FACTORS OF CONCENTRATING IN MASSACHUSETTS. The credit quality of the Massachusetts Tax-Exempt Fund will depend on the continued financial strength of the Commonwealth of Massachusetts and its political subdivisions. Since 1989, Massachusetts has experienced growth rates significantly below the national average and an economic recession in 1990 and 1991 caused negative growth rates. Massachusetts' economic and fiscal problems in the late 1980s and early 1990s caused several rating agencies to lower their credit ratings. A return of persistent serious financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding Massachusetts municipal obligations. The Commonwealth's operating losses in fiscal 1989 and 1990, which totaled $672 million and $1.25 billion, respectively, were covered primarily through deficit borrowings and a fiscal 1991 operating loss of $21 million was covered by drawing on the adjusted 1990 fund balance of $258 million. However, Massachusetts ended fiscal years 1992 through 1996 with a positive fiscal balance in its general operating funds. The Commonwealth ended fiscal 1998 with an accumulated GAAP-basis Budgeted Operating Fund balance of $1.8 billion. At present, Massachusetts' general obligation bonds are rated by S&P, Fitch and Moody's AA-, AA- and Aa3, respectively.

RISK FACTORS OF CONCENTRATING IN MICHIGAN. The credit quality of the Michigan Tax-Exempt Fund will depend on the continued financial strength of the State of Michigan and its political subdivisions. Michigan's fiscal condition continues to be tested by its dependence on the inherently cyclical auto industry. While the State's employment base has diversified away from durable goods manufacturing to trade and services, it remains auto-dependent. Michigan's unemployment rate of 4.0% remained below the national rate of 4.7% through January 1998. The State unemployment rate has remained below the national average for the past 2.5 years. Prior to 1998, the State had exceeded the national unemployment rate for 15 years. Personal income grew 4.6% in 1997 while the State maintained its traditionally low debt levels. All debt ratios in the State are below the medians. Michigan has made significant progress in achieving a strengthened financial position and long-term structural budget balance through aggressive management controls and conservative fiscal practices. These practices are evident in the State's establishment and maintenance of a large "rainy day" cash reserve. At present, Michigan's general obligation bonds are rated AA+ and Aa1 by S&P and Moody's, respectively.

RISK FACTORS OF CONCENTRATING IN NEW JERSEY. Investors in the New Jersey Tax-Exempt Fund should be mindful that the State's economy performed strongly for much of the 1980s and outpaced national trends. However, from 1989 to 1992, the State's economic performance trailed the rest of the nation. Reflecting the economic downturn, the State's unemployment rate rose from 3.6% in the first quarter of 1989 to a peak of 8.5% during 1992. Since then, the State's unemployment rate fell to an average of 6.4% during 1995 and 6.1% for the four-month period from May 1996 through August 1996. The State ended fiscal 1996 with estimated undesignated balances of $873 million and produced employment gains of 2.3% in 1997 and 2% in 1998. The State's budgetary-basis revenues grew by 6.1% in fiscal 1998, resulting in a GAAP-basis ending balance of $1.25 billion. Since July 1991, the State's general obligation debt has been rated AA+ by S&P and Aa1 by Fitch and Moody's.

RISK FACTORS OF CONCENTRATING IN NEW YORK. Investors in the New York Tax-Exempt Fund should consider the special risks inherent in investing in New York municipal obligations which result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized their credit standing, impaired the borrowing abilities and contributed to high-interest rates on debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York municipal obligations in which the Fund may invest. If there should be a default or other financial crisis, the market value and marketability of outstanding New York Municipal

Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal years 1989 through 1992. However, for its fiscal years 1993 through 1996, the State recorded balanced budgets on a cash-basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. The State closed fiscal 1997 and 1998 with surpluses of $1.4 billion and $2 billion, respectively. Recent financial strength, however, does not significantly limit the State's exposure to the longer term risks associated with a large debt burden and a chronic structural budget imbalance. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, State-guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's (since refined to A2 in 1997). The State's general obligation debt is rated A by S&P. At present, the general obligation debt of New York City is rated A3 by Moody's. The City's debt is rated A- by S&P.

RISK FACTORS OF CONCENTRATING IN OHIO. The credit quality of the Ohio Tax-Exempt Fund will depend on the continued financial strength of the State of Ohio and its political subdivisions. Ohio is an industrialized state with a diverse economy. While manufacturing jobs in the state have been declining steadily, Ohio remains a leading exporter of manufactured goods. In an effort to minimize the State's exposure to cyclical downturns in the manufacturing sector, Ohio has diversified. The State has made productivity improvements and has expanded into the high-tech and business services industries. The 1997 operating surplus of the General Fund was $155 million, down from $548 million in 1996. As of June 1998 the State's Budget Stabilization Fund balance was $862 million, up from $828 million at the end of the 1997 fiscal year. The State's reserves have been restored to levels which now exceed those seen before the last recession. At present, Ohio's general obligation bonds are rated Aa1, AA+ and AA+ by Moody's, S&P, and Fitch, respectively.

RISK FACTORS OF CONCENTRATING IN PENNSYLVANIA. Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions and the Pennsylvania Tax-Exempt Fund. From time to time, Pennsylvania and certain of its political subdivisions have encountered financial difficulties which have adversely affected their respective credit standings. For example, the financial condition of the City of Philadelphia had impaired its ability to borrow and resulted in its obligations generally being downgraded below investment grade by the major rating services. Other factors which may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing or laws governing tax-exempt financing. The State experienced 1.2% employment growth in 1998 and finished the year with an unemployment rate of 4.5%. Pennsylvania's General Fund recorded strong increases in the unreserved-undesignated balance, which by June 1998 was $497 million. The State's 1998 year-end General Fund balance represents a GAAP-basis reserve cushion equal to roughly 6.4% of General Fund revenues. Currently, Pennsylvania's general obligation bonds are rated AA, AA and Aa3 by S&P, Fitch and Moody's, respectively.

PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION. As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and after market transactions with dealers involve a spread between the bid and asked prices. The Fund has not paid any brokerage commissions during the past three fiscal years.

     The Fund's policy of investing in debt securities maturing within 13 months results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a material, adverse effect upon the NAV or yield of the Fund.

     Subject to the overall supervision of the officers of the Fund and the Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In the purchase and sale of investment securities, RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will be neither a qualifying nor disqualifying factor in the selection of brokers or dealers.

     When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each Fund. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.


                            MANAGEMENT OF THE TRUSTS

     The Funds' Trustees are responsible for the management and supervision of the Trusts. The Trustees approve all significant agreements between the Funds and those companies that furnish services to the Funds.

     Trustees and executive officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below:

     ++BRUCE R. BENT, 61, President, Treasurer and Trustee, 1250 Broadway, New York, NY 10001-3701.

     Mr. Bent is President, Treasurer, and Trustee of The Reserve Funds ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"); Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI"); President and Treasurer of Reserve Management Corporation ("RMC"); and Chairman and Director of Resrv Partners, Inc. ("RESRV").

     ++BRUCE R. BENT II, 33, Trustee, Senior Vice President and Assistant Secretary, 1250 Broadway, New York, NY 10001-3701.

     Mr. Bent II joined The Reserve Funds in 1992 and is Senior Vice President and Assistant Secretary of RF, RIT, RNYTET, RTET and RPES.

     +RICHARD BASSUK, 57, Trustee, c/o The Singer & Bassuk Organization, 767 Third Avenue, 28th Floor, New York, NY 10017.

     From 1995 to present, Mr. Bassuk has been a founding principal and President of The Singer & Bassuk Organization. From 1994 to present, Mr. Bassuk served as Chairman of R.E. Bases Enterprises Corporation. Previously, Mr. Bassuk joined Starrett Housing Corporation in 1973 and was President and COO from 1981 to 1993. He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

     +EDWIN EHLERT, JR., 67, Trustee, 125 Elm Street, Westfield, NJ 07091.

     Until his retirement, he was President of Premier Resources Inc. (a meeting and planning company from October 1989 to December 31, 1996 and CEO of Ehlert Travel Associates, Inc. (a travel agency) from November 1978 to December 31, 1996. He is a Trustee of RF, RIT, RTET, RNYTET and RPES.

     +HENRI W. EMMET, 72, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212.

     From January 1995 to December 1995, Mr. Emmet served as Principal of Global Interaction, which provides consulting services to international banking interests. Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994 and U.S.A. Representative of the First National Bank of Southern Africa in 1996. He is currently Trustee of RF, RIT, RTET, RNYTET, and RPES.

     +DONALD J. HARRINGTON, C.M., 53, Trustee, St. John's University, Jamaica, NY 11439.

     The Reverend Harrington is President of St. John's University, NY, a Trustee of RF, RIT, RTET, RNYTET and RPES and a Director of Bear Stearns Companies, Inc. since 1993.

     +DIANA P. HERRMANN, 40, Trustee, 380 Madison Avenue, Suite 2300, New York, NY 10017.

     Ms. Herrmann is President and COO of Aquila Management Corporation, sponsor of 14 mutual funds with over $3 billion in assets, as of October 5, 1998. Prior to joining Aquila in 1986, Ms. Herrmann was employed with European American Bank in New York and was board member and Secretary of Bank Credit Association. She is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

     +WILLIAM E. VIKLUND, 58, Trustee, 110 Grist Mill Lane, Plandome Manor, NY 11030-1110.

     Mr. Viklund is formerly President and COO of Bancorp and President and CEO of Long Island Savings (1980-1996); Senior Vice President/Department Head of Bankers Trust Corp. (1972-1980); and Vice President and Mortgage Officer of Anchor Savings Bank (1967-1972). He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

     ARTHUR T. BENT III, 30, Vice President and Assistant Secretary, 1250 Broadway, New York, NY 10001-3701.

     Mr. Bent III joined The Reserve Funds in 1997 and is Vice President and Assistant Secretary of RF, RIT, RTET, RNYTET and RPES. Before joining Reserve, he was a private investor.

     JAMES M. FREISEN, 41, Controller, 1250 Broadway, New York, NY 10001-3701.

     Mr. Freisen joined The Reserve Funds in 1999 and is Controller of RF, RIT, RTET RNYTET, RPES. Before joining The Reserve Funds in 1999, Mr. Freisen was an Assistant Vice President at Paine Webber from August 1998 until February 1999. Prior to that, he was Assistant Vice President, Bank of New York; Assistant Vice President, Fifth Third Bank; Vice President, Smith Barney; and, Assistant Vice President, Drexel Burnham Lambert.

     MARYKATHLEEN FOYNES, 29, Counsel and Secretary, 1250 Broadway, New York, NY 10001-3701.

     Ms. Foynes is Counsel and Secretary of RF, RIT, RTET, RNYTET, and RPES. Before joining The Reserve Funds in 1998, Ms. Foynes was a staff attorney at PaineWebber, Inc. Prior to that, Ms. Foynes was the District Manager for a Member of the House of Representatives.

------------
+Messrs. Bassuk, Ehlert, Emmet, Harrington, Viklund and Ms. Herrmann are members of a Review Committee, which performs the functions of an audit committee and reviews compliance procedures and practices.

++Interested Trustee within the meaning of the Investment Company Act of 1940.

The members of the Board of Trustees who are not interested persons ("disinterested Trustees") will be paid a stipend of $3,500 for each joint Board meeting that they attend and an annual fee of $16,000 for service to all of the Trusts in the complex.

Under the Declaration of Trusts, the Trustees and officers are entitled to be indemnified by the Trusts to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability of obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trusts, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

[As of June 30, 1999, the Trusts' records reflect that the Trustees and officers directly or indirectly as a group owned less than 1% of the outstanding shares of the Funds. The Trust does not pay any pension or retirement benefits to its Trustees.]

                               COMPENSATION TABLE
                       FOR FISCAL YEAR ENDED MAY 31, 1999

                                                                                                 TOTAL COMPENSATION
                                                        AGGREGATE                           FROM TRUSTS AND FUND COMPLEX
                                                       COMPENSATION                            (3 ADDITIONAL TRUSTS)
NAME OF TRUSTEE, POSITION                               FROM FUNDS                                PAID TO TRUSTEE
-------------------------                               ----------                                ---------------

Bruce R. Bent, President and Trustee                  $      0                                  $      0
Bruce R. Bent II, SVP and Trustee                     $      0                                  $      0
Richard Bassuk, Trustee                               $                                         $
                                                      -----------------                         -----------------
Edwin Ehlert, Jr., Trustee                            $                                         $
                                                      -----------------                         -----------------
Henri W. Emmet, Trustee                               $                                         $
                                                      -----------------                         -----------------
Rev. Donald J. Harrington, Trustee                    $                                         $
                                                      -----------------                         -----------------
Diana P. Herrmann                                     $                                         $
                                                      -----------------                         -----------------
William E. Viklund                                    $                                         $
                                                      -----------------                         -----------------

[The following executive officers of the Trusts had allocated cash remuneration in excess of $60,000 during the last fiscal year ending May 31, 1999 for services rendered to the Fund:]

                                                                                             ESTIMATED ANNUAL
                                                                AGGREGATE                      BENEFITS UPON
NAME                            CAPACITY                      REMUNERATION                      RETIREMENT
----                            --------                ------------------------                ----------

Bruce R. Bent                   President                    $                              $
                                                              --------------                 --------------
Bruce R. Bent II                Sr. Vice President           $                              $
                                                             ---------------                ---------------
Arthur T. Bent III              Vice President               $                              $
                                                              --------------                 --------------
MaryKathleen Foynes             Counsel                      $                              $
                                                              --------------                 --------------
James M. Freisen                Controller                   $                              $
                                                              --------------                 --------------

     The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the Fund's shareholders.

     [As of June 30, 1999, the following persons were known by the Trusts to own of record or beneficially 5% or more of the outstanding shares of a Fund:]

                       INVESTMENT MANAGEMENT, DISTRIBUTION
                            AND CUSTODIAN AGREEMENTS

INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI" or "Adviser"), 1250 Broadway, New York, NY 10001-3701, a registered investment adviser, manages the Funds and provides them with investment advice. As a result of recent proxy votes, each of the Funds has entered into a new Investment Management Agreement with the Adviser, which is substantially similar to the Investment Management Agreement previously in effect with regard to each Fund, except for a new comprehensive management fee. The Michigan and California II Tax-Exempt Funds, since inception, have been subject to a comprehensive management fee. The new Investment Management Agreements became effective __________, 1999. Under the Investment Management Agreement, RMCI manages the Funds' investment in accordance with each Fund's investment objective and policies, subject to overall approval by the Trustees.

Presently, under the terms of the Investment Management Agreements with the Funds, the Funds pay RMCI a comprehensive management fee at an annual rate of 0.80% of average daily net assets. RMCI pays all employee and ordinary operating costs of the Funds. Excluded from the definition of ordinary operating costs are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and fees of the disinterested Trustees, for which each Fund it pays its direct or allocated share.

     For the fiscal years ended May 31, 1997, 1998 and 1999, RMCI received management fees under the Investment Management Agreements previously in effect. For the fiscal years ended May 31, 1997, 1998 and 1999, RMCI received management fees of, $166,430, $185,719 and $_________ respectively from the Connecticut Tax-Exempt Fund; $51,006, $91,116 and $_________ from the Massachusetts Tax-Exempt Fund; $786,904, $889,437 and $_________ from the New York Tax-Exempt Fund; for the fiscal years ending May 31, 1997, 1998 and 1999. RMCI received $194,595, $197,592 and $_________ respectively in management fees from the New Jersey Tax-Exempt Fund. For the period of June 24, 1996 to May 31, 1997, fiscal years ending May 31, 1998 and 1999, RMCI received $19,304, $50,776 and $_________, respectively in management fees from the Florida Tax-Exempt Fund. RMCI received $45,755 and $_________ in management fees from the Pennsylvania Tax-Exempt Fund for the period September 15, 1997 to May 31, 1998 and fiscal year ending May 31, 1999. RMCI received $1,915 and $_________ in management fees from the Ohio Tax-Exempt Fund for the period April 1, 1998 to May 31, 1998 and fiscal year ending May 31, 1999. RMCI received $______________ in management fees from the Michigan Tax-Exempt Fund for the period December 14, 1998 to May 31, 1999.

     From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund that would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     The Investment Management Agreements for each of the Funds were duly approved by shareholders in 1999, and may be renewed annually if specifically approved by the Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Agreements terminate automatically upon their assignment and may be terminated without penalty upon sixty (60) days' written notice by a vote of the Trustees or by vote of a majority of outstanding voting shares of a Fund or by RMCI.

SERVICE AGREEMENT. A Service Agreement was in effect for the Funds, with the exception of California II and Michigan Tax-Exempt Funds, until __________, 1999. Pursuant to the Service Agreement, the Adviser furnished at cost, all personnel required for the maintenance and operation of the Funds, including administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and servicing, as well as a suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which the Funds reimburse the Adviser includes salaries and other expenses, rent, depreciation of equipment and facilities. Affiliates of the Adviser may provide some of these services. The Trusts also reimbursed the Adviser for: brokerage fees and commissions, interest charges, taxes, the cost of registering for sale, issuing and redeeming the Funds' shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders, overhead costs and expenses accounting and legal fees and expenses and disinterested Trustees fees with regard to the Funds. The Adviser agreed to repay the Funds promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of the Fund. The Service Agreement was non-assignable and continued until terminated by either party on 120 days' notice.

     Pursuant to the Service Agreement, during the fiscal year ended May 31, 1999 the Primary Fund reimbursed RMCI $________ and the U.S. Government Fund reimbursed RMCI $________ for expenses. For the fiscal years ended May 31, 1997 and 1998, RMCI was reimbursed $6,616,435 and $7,511,533 by the Primary Fund and $1,778,491 and $2,011,920 by the U.S. Government Fund for expenses, respectively.

DISTRIBUTION AGREEMENT. The Fund's Distributors is RESRV. The Fund has authorized the Distributor, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributor may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributor is the "principal underwriter" for the Funds within the meaning of the Investment Company Act of 1940, and as such act as agent in arranging for the continuous offering of Fund shares. The Distributor has the right to enter into selected dealer agreements with brokers or other persons of their choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments if they qualify for such payments under the Plan of Distribution described below. RESRV's principal business is the distribution of mutual fund shares. No Distributor has retained underwriting commissions on the sale of Fund shares during the last four fiscal years. During the fiscal year ended May 31, 1999, distribution assistance payments were made to RESRV, in the amount of $____.

     The Distribution Agreement may be renewed annually if specifically approved by the Board of Trustees, and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. The Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, each Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("Firms") for shareholder accounts ("qualified accounts") at an annual rate of 0.20 % of the average daily NAV of all Firms' qualified accounts. Such distribution assistance may include, but is not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services, with any remaining amounts being used to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, at its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV and RMCI's analysis of the contribution that a Firm makes to the Fund by increasing assets under management, and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons and RESRV and RMCI will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

     Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan, the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office.

     During the fiscal year ended May 31, 1999, $_________ was paid under the Plan by the Funds. Any such payments are intended to benefit the Funds by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of such shareholder services. During the fiscal year ended May 31, 1999, substantially all payments made by the Fund were to brokers or other financial institutions and intermediaries for share balances in the Fund.

     The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of the majority of the outstanding voting securities of each Fund, or by vote of the disinterested Trustees. The Plan and related agreements may be renewed from year to year, if approved by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT. The Reserve Tax-Exempt Trust and Reserve New York Tax-Exempt Trust, respectively, act as their own transfer agent and dividend-paying agent.

CUSTODIAN, INDEPENDENT ACCOUNTANT AND COUNSEL. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian of the Funds' securities and cash pursuant to a Custodian Agreement. The Bank of New York, 1 Wall Street, New York, NY 10286 and Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540 are Custodians for the Funds for limited purposes in connection with certain repurchase agreements. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. PricewaterhouseCoopers, LLP, 1301 Avenue of the Americas, New York, NY 10019 is the

Funds' independent accountant. Dechert, Price & Rhoads, 1775 Eye Street NW, Washington, DC 20006, is the Funds' outside counsel and has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectus.

                           INFORMATION ABOUT THE TRUST

     The Reserve Tax-Exempt Trust's and Reserve New York Tax-Exempt Trust's Declaration of Trusts permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest that may be issued in any number of series (funds) and/or classes. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of each Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, redemptions and in the net assets of their Fund upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new Investment Advisory Agreement or change the fundamental investment policies) or by the Declaration of Trust.

     Further, the Trusts are allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with all applicable state and federal securities laws. These currently require that each class be preferred over all other classes in respect to assets specifically allocated to such class. It is anticipated that, under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of any Fund, shareholders are entitled to share, pro rata, in the net assets of their respective Funds available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

     Each Fund share, when issued, is fully paid, non-assessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the respective Funds, equal rights to all dividends and other distributions, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees. The Funds intend to conduct their operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

     As stated previously, to date, the Board has authorized the creation of 10 series (funds) of the Reserve Tax-Exempt Trust (Interstate, California, California II, Connecticut, Florida, Massachusetts, Michigan, New Jersey, Ohio and Pennsylvania Tax-Exempt Funds) and one (1) separate series (fund) of Reserve New York Tax-Exempt Trust (New York "Tax-Exempt Fund). All consideration received by the Trust for shares of one of the Fund and all assets in which such consideration is invested will belong to that Fund (subject only to rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Trusts have the ability to create, from time to time, new series without shareholder approval.

     Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Funds' obligations unless, as in this instance, the Declaration of Trusts provide, in substance, that no shareholder or trustee shall be personally liable for the Funds, and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trusts also require the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

     The Declaration of Trusts further provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     SEC regulations provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

                           HOW TO BUY AND SELL SHARES

PURCHASES - GENERAL. Shares of each Fund are sold without a sales charge. You may be charged a fee if you effect transactions in shares of a Fund through a securities dealer, bank or other financial institution. The Fund reserves the right to reject any purchase order.

     The minimum initial investment in each Fund is $1,000, unless you are a client of a securities dealer, bank or other financial institution, which maintains an omnibus account in the Fund, or if you are an IRA customer. There is no minimum subsequent investment. The initial investment must be accompanied by an Account Application or equivalent information. Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments or travellers or third party checks. The Fund reserves the right to reject any investment in the Fund for any reason and may, at any time, suspend all new investment in the Fund. Shares also may be purchased through Reserve Automatic Asset Builder (see below). In addition, the Funds reserve the right to change the minimum investment amount at any time.

     Each Fund's shares are sold on a continuous basis at the NAV per share. Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. If you do not specify the account number and Fund you wish to invest in, all money sent will be invested in the U.S. Government Fund. Only federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For federal funds wires to be eligible for same-day order entry, the Funds must be notified before 11:00 AM (Eastern time) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal Funds are received or bank checks are converted into federal funds. This usually occurs within two (2) business days, but may take longer. Checks delivered to the Fund's offices after 11:00 AM (Eastern time), will be considered received the next business day. Investors will be charged a fee for any check that does not clear. The Fund will only give credit for investments in the Fund on the day they become available in federal funds. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 11:00 AM (Eastern time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form (i.e., receipt of all necessary information, signatures and documentation), denominated in U.S. dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two business days following receipt. Checks delivered to the Fund after 11:00 AM (Eastern time) are considered received on the following business day.

     IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY BE UP TO 10 CALENDAR DAYS.

SHARE PRICE: NAV. The valuation of a Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, there may be some periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board.

     The extent of any deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/4 of 1%, the Board will consider promptly what action, if any, will be initiated (The Trusts are required by the SEC to contact the Board if the deviation is 1/2 of 1%). In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling Fund instruments prior to maturity to realize capital gains or losses or to shorten average Fund maturity; withholding dividends or paying distributions from capital gains; redeeming shares in kind; or establishing a NAV per share by using available market quotations. Shares are offered at their NAV, which is calculated at the close of each business day as defined in the Prospectus. The NAV is not calculated on days the Exchange is closed for trading and on certain regional banking holidays. The holidays (as observed) on which the Exchange and The Reserve Fund are closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, The Reserve Fund is closed on Columbus Day and Veterans Day. The NAV of each Fund is normally maintained at $1.00 per share. No Fund can guarantee that its NAV will always remain at $1.00 per share although the Funds have managed to do so since inception.

     The NAV per share of each Fund is computed by dividing the value of the net assets of each Fund (i.e., the value of its assets less liabilities) by the total number of shares of such Fund outstanding. The Board of Trustees have determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a money-market fund's portfolio securities, which does not take into account unrealized gains and losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed to permit a fund to be able to maintain a stable NAV.

      In order to maintain a $1.00 share price, the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with whom the Fund proposes to enter into repurchase agreements. In addition, such procedures are reasonably designed, taking into account current market conditions and the investment objective of the Fund, to attempt to maintain the Fund's NAV as computed for the purpose of sales and redemptions at $1.00 per share.

SHARE CERTIFICATES.  Share certificates are not issued by the Funds.

RESERVE AUTOMATIC ASSET-BUILDER PLAN. If you have an account, you may purchase shares of a Fund ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account; from a U.S. government distribution ($25 suggested minimum) such as a social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also make arrangements for the direct deposit of your payroll into your Fund account. Please call The Reserve Funds at 800-637-1700 for an application.

REDEMPTIONS -- GENERAL. Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption NAV is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the respective Fund. The election is irrevocable pursuant to rules and regulations under the 1940 Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Fund's practice of holding instruments typically with a minimum value of $1,000,000 and its intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the redemption.

WRITTEN AND TELEPHONE REDEMPTION REQUESTS. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. Write a letter of instruction which states: the name(s) and signature(s) of all account holders, account number, Fund name, the dollar amount you want to sell, how and where to send the proceeds, necessary signature(s) guaranteed, and if you are redeeming your IRA, please note the applicable withholding requirements.

     The Funds will waive the signature requirement on a redemption request once every thirty (30) days if all of the following conditions apply: if the redemption check is (1) for $5,000 or less; (2) payable to the shareholder(s) of record; and (3) mailed to the shareholder(s) at the address of record for the previous 30 days. Signature guarantees are designed to protect both you and the Funds from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. Notaries public cannot provide signature guarantees. The Funds may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call 800-637-1700.

     To be able to redeem by telephone, you must select this option on your application or in writing before you make your first telephone redemption. Once you have selected this option, you may redeem by calling the Funds at 800-637-1700. Unless you decline telephone privileges on your application and the Funds take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone order, or for any loss, cost or expense for acting upon an investor's telephone instructions. As stated in the Prospectus, you are only allowed to make one telephone redemption request within a thirty (30) day period. To further reduce the risk of loss, proceeds of telephone redemptions may be sent only to (1) the bank or brokerage account designated by the shareholder on the application or in a letter with the signature(s) guaranteed; or (2) the address of record for the past 30 days. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so.

RESERVE CASH PERFORMANCE ACCOUNT. The Reserve Cash Performance Account ("CPA") and the Reserve Cash Performance Account Plus ("CPA Plus") provide a comprehensive package of additional services to investors. These packages provide a check arrangement where checks are issued to Reserve shareholders. By completing the application or a signature card (for existing accounts) and certain other documentation, you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Fund. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment. Your checks will be returned (bounced) and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient or uncollected funds. All transactions activity, including check redemptions, will be reported on your account statement. Checking may not be available to clients of some Firms.

     A VISA Gold Check Card (a debit card) is also available with these packages. The VISA card functions exactly as does a conventional VISA credit card except that the cardholder's Reserve account is automatically charged for all purchases and cash advances, thus eliminating the usual monthly finance charges. You may also use your VISA card to get cash at ATMs. Investors receive a 1% cash rebate on all VISA purchases which is credited to their Reserve account. As with the checking facility, VISA charges are paid by liquidating shares in your Reserve account, but any charges that exceed the balance will be rejected. VISA card issuance is subject to credit approval. Reserve, VISA or the bank may reject any application for checks or cards and may terminate an account at any time. Conditions for obtaining a VISA Gold Check Card may be altered or waived by the Funds either generally or in specific instances. The checks and VISA cards are intended to provide investors with easy access to their account balances.

     VISA cardholders may be liable for the unauthorized use of their card up to the amount set by governing Federal regulations, currently $50 if the Fund or the bank is not notified of the theft or loss within two (2) business days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold Check Card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently BankOne at 614-248-4242, which can be reached 24 hours a day, seven (7) days a week or the Funds at 800-631-7784 or 212-401-5500 during normal business hours (Monday through Friday, 9:00 A.M. to 5:00 P.M., Eastern time).

     For the different attributes associated with CPA and CPA Plus packages, please call The Reserve Funds at 800- 637-1700. The Funds will charge a nonrefundable annual CPA Plus service fee (currently $60 which may be charged to the account at the rate of $5 monthly). CPA and CPA Plus participants will be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. These charges may be changed at any time upon 30 days' notice to participants. Upon proper notice, the Funds may choose to impose a fee if it deems a shareholder's actions to be burdensome. In addition, Firms in this program may charge their own additional service fees and may establish their own minimum check amount.

     The use of checks and VISA cards by participants will be subject to the terms of your Reserve CPA Application and VISA Account Shareholder Agreement.

[TOUCH-TONE BILL PAYMENT SERVICE. In the near future, the Funds will offer its shareholders touch-tone bill payment which gives you the flexibility of paying bills over the telephone on an automatic or variable basis. Terms, conditions and restrictions will be outlined in the User's Guide and Application.]

STOP PAYMENTS. The Funds will honor stop payment requests on unpaid shareholder checks provided they are advised of the correct check number, payee, check amount and date. Stop payment requests received by the Funds by 2:00 PM (Eastern time) will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $5,000, you may elect in writing to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes to instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under the Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Funds. The Funds may impose a charge, modify or terminate any Automatic Withdrawal Plan at any time after the participant has been notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

AUTOMATIC TRANSFER PLANS (ACH). You may redeem shares of a Fund (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money-market deposit account (must be an Automated Clearing House member bank) designated in your application. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) business days after receipt of the request. The Funds may impose a charge, modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

EXCHANGE PRIVILEGE. A shareholder may exchange shares at NAV with all Reserve money-market funds and the Reserve Private Equity Series. Shares to be acquired in an exchange must be registered for sale in the investor's state. The Fund reserves the right to record all exchange requests.

     The exchange privilege is not available for shares which have been held for less than fifteen (15) days. Exchanges by telephone are an automatic privilege unless the shareholder notifies the Fund on the Account Application that this authorization has been withheld. Unless authorization is withheld, the Fund will honor requests by any person by telephone at 800-637-1700, that the Fund deems to be valid. The Funds and their affiliates may be liable for any losses caused by their failure to employ reasonable procedures to avoid unauthorized or fraudulent instructions. To reduce such risk, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account and all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. In addition, each Fund will provide written confirmation of exchange transactions. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

     Exchanges of shares of one fund for another is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege described under this heading may not be available to clients of some Firms and some Firms may impose conditions on their clients that are different from those described in the Prospectus or SAI.

     The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders if such notice is required by the 1940 Act. The notice period may be shorter if applicable law permits. The Trust reserves the right to reject telephone or written requests submitted in bulk on behalf of ten (10) or more accounts. A pattern of frequent exchanges may be deemed by the Adviser to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Adviser's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor and/or the imposition of fees. The Funds do not have any specific definition of what constitutes a pattern of frequent exchanges. Any such restriction will be made on a prospective basis, upon notice to the shareholder not later than ten (10) days following such shareholder's most recent exchange. Telephone and written exchange requests must be received by the Funds by 4:00 PM (Eastern time) on a regular business day to take effect that day. Exchange requests received after 4:00 PM (Eastern time) will be effected at the next calculated NAV.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the Exchange is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may generally take up to ten (10) business days. Shareholder checks written against funds, which are not yet considered collected, will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two
(2) business days after the purchase.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

     IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY THE FUND OR IF SHARES ARE PURCHASED BY CHECK, WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTIBLE, THE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR WHO GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR.

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("Firms"), which may involve such Firms' own redemption minimums, services fees, and other redemption requirements. Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some Firms which utilize a centralized purchase method for shares may have an earlier cut-off for purchase orders than stated above and may establish higher minimum investment requirements than set forth above. Some Firms may independently establish and charge additional fees for their services, which would reduce their clients' yield or return. Firms may also hold shares in nominee or street name on behalf of their clients. In such instances, the Fund's transfer agents will have no information about their accounts, which will be available only from their Firm. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, Firms may receive compensation for recordkeeping and other services and assistance in distributing Fund shares. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such Firms or may only be available subject to certain conditions or limitations. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. The Prospectus should be read in connection with such Firm's material regarding its fees and services.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. Such qualification relieves the Fund of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to federal income tax.

     The Fund ordinarily declares dividends from each Fund's net investment income on each day the Exchange and The Reserve Fund is open for business. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to individual shareholders, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     The Fund intends to qualify under the Code to pay "exempt-interest dividends" to its shareholders. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by the Fund to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross incomes of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85 % of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which the Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

     Upon the sale or other disposition of shares of the Fund, in the event that the Fund fails to maintain a constant NAV per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

     Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as those of the Fund) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

     The exemption from federal income tax of dividends derived from interest on municipal obligations does not necessarily result in exemption under the tax laws of any state or local taxing authority.

     Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user. Further, shareholders are advised to consult with their tax advisers regarding the applicability of state and local taxes to an investment or income therefrom in a Fund which may differ from the federal income tax consequences described above.

     The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein.


                                YIELD INFORMATION

     For the seven-day period ended May 31, 1999, Connecticut Tax-Exempt Fund's yield was _____% and its effective yield was ______%. For the seven-day period ended May 31, 1999, the Florida Tax-Exempt Fund's yield was ____% and its effective yield was ____%. For the seven-day period ended May 31, 1999, Massachusetts Tax-Exempt Fund's yield was ____% and its effective yield was _____%. For the seven-day period ended May 31, 1999, Michigan Tax-Exempt Fund's yield was ____% and its effective yield was _____%. For the seven-day period ended May 31, 1999, New Jersey Tax-Exempt Fund's yield was ____% and its effective yield was _____%. For the seven-day period ended May 31, 1999, Ohio Tax-Exempt Fund's yield was ____% and its effective yield was _____%. For the seven-day period ended May 31, 1999, Pennsylvania Tax-Exempt Fund's yield was ____% and its effective yield was _____%.

     Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which the yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Yields will fluctuate and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Your principal in the Fund is not guaranteed. See above "Share Price: NAV" for a discussion of the manner in which the Fund's price per share is determined.

     Yield information is useful in reviewing each Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

     Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data various industry publications. From time to time, the Funds in its advertising and sales literature may refer to the growth of assets managed or administered by RMCI over certain time periods.

                               GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Funds assume no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account indemnify and hold the Funds harmless for actions taken by either party.

USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and SAI about the other Funds. However, each Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or SAI.

REPORTS AND STATEMENTS. Shareholders receive an Annual Report containing audited financial statements and an unaudited Semi-Annual Report. An account statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Firms will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. Shareholders have a duty to examine their account statement(s) and report any discrepancies to The Reserve Funds immediately. Failure to do so could result in the shareholder suffering a loss. Further, shareholders are advised to retain account statements.

RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options including yields, account balances, check reorders, touch tone bill payment and other options. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months on the Internet at www.reservefunds.com.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701 or 800-637-1700.

                                     RATINGS

          The following are the rating designations of short-term instruments and their respective meanings.

STANDARD & POOR'S CORPORATION. A-1: This designation is the highest category of S&P and indicates that the degree of safety regarding timely payment is strong. Those short-term obligations that are extremely strong characteristics will be denoted with a plus (+).

MOODY'S INVESTORS SERVICE, INC. Prime-1 (P-1): Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

There are three categories for short-term obligations that define an investment grade situation designated Moody's Investment Grade as MIG1 (best) through MIG3. MIG1 denotes best quality, i.e., there is a strong protection by

                            RESERVE TAX-EXEMPT TRUST:
                           INTERSTATE TAX-EXEMPT FUND
                     1250 BROADWAY, NEW YORK, NY 10001-3701
                          212-401-5500 - 800-637-1700

                  --------------------------------------------

                      24-HOUR YIELD AND BALANCE INFORMATION
                NATIONWIDE 800-637-1700 - WWW.RESERVEFUNDS.COM

                           INTERSTATE TAX-EXEMPT FUND
                       STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information ("SAI") describes the INTERSTATE TAX-EXEMPT FUND of Reserve Tax-Exempt Trust. At the date of this SAI, there were ten (10) separate series of Reserve Tax-Exempt Trust authorized and outstanding (Interstate, California, California II, Connecticut, Florida, Massachusetts, Michigan, New Jersey, Ohio and Pennsylvania Tax-Exempt Funds). The Reserve Tax-Exempt Trust was organized as Massachusetts business trust on January 25, 1983, and July 12, 1983, respectively, and is an open-end management investment company commonly known as money-market mutual fund. This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus dated July 31, 1999 and should be read in conjunction with it. A copy of the Prospectus may be obtained without charge by writing or calling the Fund at the above address or telephone number. The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) where you can download the SAI, the Prospectus, material incorporated by reference & other information regarding the Fund. This Statement is dated July 31, 1999.

               TABLE OF CONTENTS                              PAGE
               -----------------                              ----
               Description of Funds
               Management of the Trust
               Investment Management, Distribution
                 and Custodian Agreements
               Information About the Trust
               How to Buy and Sell Shares
               Dividends, Distributions and Taxes
               Yield Information
               General Information

SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                             DESCRIPTION OF THE FUND

The INTERSTATE TAX-EXEMPT FUND (the "Fund") of Reserve Tax-Exempt Trust is a no-load money-market fund whose investment objective is to seek as high a level of short-term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity. The Fund invests principally in short-term obligations issued by the states, territories and possessions of the United States and their political subdivisions, duly constituted authorities and corporations. Achievement of this objective cannot be assured. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940 ("1940 Act"). The Fund seeks to maintain a stable $1.00 share price.

   The Fund is designed for institutions and individuals as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. The Fund seeks to employ idle cash at yields competitive with yields of other comparable short-term investments, and is designed to reduce or eliminate for the investor the mechanical problems of direct investment in money-market instruments such as scheduling maturities, evaluating the credit of issuers, investing in round lots, safeguarding receipt and delivery of securities and reinvesting.

The Fund is non-diversified mutual fund. However, each of its separate investment portfolios (Funds) intends to comply with the diversification requirement of Rule 2a-7 under the 1940 Act which generally limits a money-market fund to investing no more than 5% of its total assets in securities of any one issuer, except U.S. government securities, as defined below.

Reserve Management Co., Inc. ("RMCI") serves as the Fund's Investment Adviser. Resrv Partners, Inc. ("RESRV"), which is a wholly owned subsidiary of RMCI, is the distributor of the Fund's shares. RESRV is located at 1250 Broadway, New York, NY 10001-3701.

The following information supplements and should be read in conjunction with the Prospectus.

SUPPLEMENTAL INVESTMENT POLICIES. The Fund's investment objective and the following investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. A majority of the outstanding shares of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund cannot:

(1) invest in any security other than those discussed herein or in the Prospectus;
(2) borrow money except as a temporary or emergency measure (but not for the purpose of purchasing securities), and not in an amount to exceed 5% of the value of its total assets;
(3) issue senior securities except in compliance with the Investment Company Act of 1940 ("1940 Act");
(4) act as an underwriter with respect to the securities of others as defined under federal securities laws;
(5) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in municipal obligations, U.S. Governments or instruments secured by such obligations;
(6) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, the Fund may purchase municipal obligations secured by interests in real estate;
(7) lend more than 33 1/3% of the value of its total assets except to the extent its investments are considered loans;
(8) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, the Fund shall have the authority to purchase municipal obligations subject to a stand-by commitment, at the Fund's option;
(9) invest in the securities of other investment companies except in compliance with 1940 Act; and
(10) make investments on a margin basis.

   Notwithstanding the foregoing investment restrictions, the Fund may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund.

   Based upon shareholder approval, the Trust may use a "master/feeder" structure. Rather than investing directly in securities, the Fund is a "feeder fund," meaning that it invests in a corresponding "master fund". The master fund, in turn invests in securities using the strategies described in this Prospectus. One potential benefit of this structure is lower costs, because the expenses of the master fund can be shared with any other feeder funds.

OTHER POLICIES. Municipal obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on the Fund's ability to purchase municipal securities on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such municipal obligations. During the period between the purchase and settlement dates, no payment is made by the Fund to the issuer and no interest accrues to the Fund on such securities. To the extent that assets of the Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, the Fund will earn no income, however, it is the Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). The Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. RMCI does not believe that the Fund's NAV or income will be adversely affected by the purchase of municipal obligations on a when-issued basis.

   The Fund may purchase participation interests in municipal obligations from financial institutions. A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks.

   Interest received on certain otherwise tax-exempt securities ("private activity bonds") is subject to a federal Alternative Minimum Tax ("AMT"). It is the position of the SEC that in order for the Fund to call itself "tax-free", not more than 20% of its net assets may be invested in municipal securities subject to the AMT or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of the Fund to the AMT. However, as of the date of this Prospectus, the Fund has not and does not purchase such securities, but reserves the right to do so depending on market conditions in the future.

   Although it is not the current intention, from time to time the Fund may invest in taxable short-term investments ("taxable investments") consisting of obligations backed by the full faith and credit of the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"), deposit-type obligations, acceptances, letters of credit of Federal Deposit Insurance Corporation member banks and instruments fully collateralized by such obligations, including repurchase agreements. Unless the Fund has adopted a temporary defensive position, no more than 20% of the net assets of the Fund will be invested in taxable investments at any time.

   RMCI uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's, S&P and other rating services, when available. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.

TYPES OF SECURITIES. Money-market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money-market fund having demand or put features which have the effect of shortening the security's maturity. Municipal money-market securities include variable rate demand bonds, commercial paper, municipal notes and shares of municipal money-market funds.

   Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

   Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

A repurchase agreement ("repo") transaction occurs when the Fund purchases and simultaneously contracts to resell securities at fixed prices determined by the negotiated yields. The Fund will limit repo transactions to those domestic financial institutions and securities dealers who are deemed credit-worthy pursuant to guidelines established by the Trustees. Repos are considered by the SEC staff to be loans by the Fund that enters into them. Repos could involve risks in the event of a default or insolvency of the repo counter-party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repo, RMCI will follow procedures intended to provide that all repos are at least 100% collateralized as to principal and interest. The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's Custodian. If the seller defaults on the repurchase obligation, the Fund could incur a loss and may incur costs in disposing of the underlying security. The Fund will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements with a term greater than seven (7) days.

RISKS OF INVESTING IN THE FUND. The investment risks of the Funds are specific to the particular type of municipal obligation, as well as general investment risks that may affect the municipal money-market as a whole.

There are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the U.S. Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

   The risks associated with electric utilities include the availability and cost of fuel and capital, the effects of conservation on energy demand, the effects of rapidly changing environmental safety, and licensing requirements, and other federal, state, and local regulations, timely and sufficient rate increases, increasing competition, opposition to nuclear power and legislative changes.

   A major revenue source for the health care industry is payments from the Medicare and Medicaid programs and, consequently, the industry is sensitive to legislative changes and reductions in spending for such programs. Many other factors may affect health care-related obligations, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); legislative and regulatory changes by private and governmental agencies, as well as competition among health care providers.

   Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. Generally they are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Therefore, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of housing projects, including but not limited to: acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

   Transportation-related municipal securities may be issued to finance the construction of toll roads, highways, airports, or other transit facilities. Airport bonds are dependent on the stability of the airline industry and a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends as well as the price and availability of fuel. The cost and availability of fuel affects toll road bonds as do toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability generally affect all transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

   Water and sewer revenue bonds are often considered to have relatively secure credit due to their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults and could in the future. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers.

   In view of the Funds' investment in industrial development revenue bonds and notes secured by letters of credit or guarantees of banks, an investment in the Fund's shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money-market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

   Many factors affect the Fund's performance. Because RMCI concentrates the Fund's investments in a specific state, the Fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund. The Funds' yields will change daily based on changes in interest rates and market conditions. Although the Fund has managed to maintain a stable $1.00 share price since inception, there is no guarantee that the Fund will be able to continue to do so.

   The principal risk factors associated with investment in the Fund are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise the Fund's assets; consequently when you sell (redeem) your shares of the Fund, they could be worth more or less than what you paid for them.

   Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market.

   The value of municipal securities may be affected by uncertainties in the municipal market-related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced from time to time. Proposals also may be introduced before the individual state legislatures that would affect the state tax treatment of a municipal fund's distributions. This could have a significant impact on the prices of some or all of the municipal securities held by the Fund, making it more difficult for a money-market fund to maintain a stable net asset value ("NAV") per share.

   Debt and money-market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money-market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the Fund's investments could cause that Fund's share price to decrease.

   Entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic or governmental developments could affect the value of the security.

   Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value. In response to market, economic, political or other conditions, RMCI may temporarily use a different investment strategy for defensive purposes. If RMCI does so, different factors could affect the Fund's performance, and the Fund may distribute income subject to federal or local or state personal income tax.

   Certain banks and other municipal securities dealers have indicated a willingness to sell municipal obligations to the Funds accompanied by a commitment to repurchase the securities at the Fund's option or at a specified date, at an agreed upon price or yield within a specified period prior to the maturity date of such securities at amortized cost. If a bank or other municipal securities dealer were to default under such standby commitment and fail to pay the exercise price, the Fund could suffer a potential loss to the extent that the amount paid by the Fund, if any, for the municipal obligation with a standby commitment exceeded the current value of the underlying municipal obligation. If a bank or other municipal securities dealer defaults under its standby commitment, the liquidity of the security subject to such commitment may be adversely affected.

   Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money-market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

   Another risk factor associated with investment in the Funds is "non-diversification". As a non-diversified investment company, the Funds are permitted to have all its assets invested in a limited number of issuers. Further, the Fund's concentration in securities issued by that particular state and its political subdivisions provides a greater level of risk than the Fund which is invested across numerous states and municipal entities because the Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence. The ability of a state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; as well as the underlying condition of the state, and its municipalities, etceteras. However, the Fund intends to qualify as a "regulated investment company" for purposes of the "Subchapter M" of the Internal Revenue Code. This limits the aggregate value of all investments (except United States government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION. As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and after market transactions with dealers involve a spread between the bid and asked prices. The Fund has not paid any brokerage commissions during the past three fiscal years.

   The Fund's policy of investing in debt securities maturing within 13 months results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a material, adverse effect upon the NAV or yield of the Fund.

   Subject to the overall supervision of the officers of the Fund and the Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In the purchase and sale of investment securities, RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will be neither a qualifying nor disqualifying factor in the selection of brokers or dealers.

   When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for the Fund. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.

                             MANAGEMENT OF THE TRUST

   The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Fund and those companies that furnish services to the Fund.

   Trustees and executive officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below:

   ++BRUCE R. BENT, 61, President, Treasurer and Trustee, 1250 Broadway, New York, NY 10001-3701.

   Mr. Bent is President, Treasurer, and Trustee of The Reserve Funds ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"); Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI"); President and Treasurer of Reserve Management Corporation ("RMC"); and Chairman and Director of Resrv Partners, Inc. ("RESRV").

   ++BRUCE R. BENT II, 33, Trustee, Senior Vice President and Assistant Secretary, 1250 Broadway, New York, NY 10001-3701.

   Mr. Bent II joined The Reserve Funds in 1992 and is Senior Vice President and Assistant Secretary of RF, RIT, RNYTET, RTET and RPES.

   +RICHARD BASSUK, 57, Trustee, c/o The Singer & Bassuk Organization, 767 Third Avenue, 28th Floor, New York, NY 10017.

   From 1995 to present, Mr. Bassuk has been a founding principal and President of The Singer & Bassuk Organization. From 1994 to present, Mr. Bassuk served as Chairman of R.E. Bases Enterprises Corporation. Previously, Mr. Bassuk joined Starrett Housing Corporation in 1973 and was President and COO from 1981 to 1993. He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

   +EDWIN EHLERT, JR., 67, Trustee, 125 Elm Street, Westfield, NJ 07091.

   Until his retirement, he was President of Premier Resources Inc. (a meeting and planning company from October 1989 to December 31, 1996 and CEO of Ehlert Travel Associates, Inc. (a travel agency) from November 1978 to December 31, 1996. He is a Trustee of RF, RIT, RTET, RNYTET and RPES.

   +HENRI W. EMMET, 72, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212.

   From January 1995 to December 1995, Mr. Emmet served as Principal of Global Interaction, which provides consulting services to international banking interests. Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994 and U.S.A. Representative of the First National Bank of Southern Africa in 1996. He is currently Trustee of RF, RIT, RTET, RNYTET, and RPES.

   +DONALD J. HARRINGTON, C.M., 53, Trustee, St. John's University, Jamaica, NY 11439.

   The Reverend Harrington is President of St. John's University, NY, a Trustee of RF, RIT, RTET, RNYTET and RPES and a Director of Bear Stearns Companies, Inc. since 1993.

   +DIANA P. HERRMANN, 40, Trustee, 380 Madison Avenue, Suite 2300, New York, NY 10017.

   Ms. Herrmann is President and COO of Aquila Management Corporation, sponsor of 14 mutual funds with over $3 billion in assets, as of October 5, 1998. Prior to joining Aquila in 1986, Ms. Herrmann was employed with European American Bank in New York and was board member and Secretary of Bank Credit Association. She is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

   +WILLIAM E. VIKLUND, 58, Trustee, 110 Grist Mill Lane, Plandome Manor, NY 11030-1110.

      Mr. Viklund is formerly President and COO of Bancorp and President and CEO of Long Island Savings (1980-1996); Senior Vice President/Department Head of Bankers Trust Corp. (1972-1980); and Vice President and Mortgage Officer of Anchor Savings Bank (1967-1972). He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

   ARTHUR T. BENT III, 30, Vice President and Assistant Secretary, 1250 Broadway, New York, NY 10001-3701.

   Mr. Bent III joined The Reserve Funds in 1997 and is Vice President and Assistant Secretary of RF, RIT, RTET, RNYTET and RPES. Before joining Reserve, he was a private investor.

   JAMES M. FREISEN, 41, Controller, 1250 Broadway, New York, NY 10001-3701.

   Mr. Freisen joined The Reserve Funds in 1999 and is Controller of RF, RIT, RTET RNYTET, RPES. Before joining The Reserve Funds in 1999, Mr. Freisen was an Assistant Vice President at Paine Webber from August 1998 until February 1999. Prior to that, he was Assistant Vice President, Bank of New York; Assistant Vice President, Fifth Third Bank; Vice President, Smith Barney; and, Assistant Vice President, Drexel Burnham Lambert.

   MARYKATHLEEN FOYNES, 29, Counsel and Secretary, 1250 Broadway, New York, NY 10001-3701.

   Ms. Foynes is Counsel and Secretary of RF, RIT, RTET, RNYTET, and RPES. Before joining The Reserve Funds in 1998, Ms. Foynes was a staff attorney at PaineWebber, Inc. Prior to that, Ms. Foynes was the District Manager for a Member of the House of Representatives.

------------
+Messrs. Bassuk, Ehlert, Emmet, Harrington, Viklund and Ms. Herrmann are members of a Review Committee, which performs the functions of an audit committee and reviews compliance procedures and practices.

++Interested Trustee within the meaning of the Investment Company Act of 1940.

The members of the Board of Trustees who are not interested persons ("disinterested Trustees") will be paid a stipend of $3,500 for each joint Board meeting that they attend and an annual fee of $16,000 for service to all of the Trusts in the complex.

Under the Declaration of Trusts, the Trustees and officers are entitled to be indemnified by the Trusts to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability of obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trusts, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

[As of June 30, 1999, the Trusts' records reflect that the Trustees and officers directly or indirectly as a group owned less than 1% of the outstanding shares of the Fund. The Trust does not pay any pension or retirement benefits to its Trustees.]

                               COMPENSATION TABLE
                       FOR FISCAL YEAR ENDED MAY 31, 1999

                                                               TOTAL COMPENSATION
                                         AGGREGATE         FROM FUND AND FUND COMPLEX
                                        COMPENSATION         (4 ADDITIONAL TRUSTS)
NAME OF TRUSTEE, POSITION                FROM FUND              PAID TO TRUSTEE
-------------------------               ------------       --------------------------
Bruce R. Bent, President and Trustee      $  0                     $    0
Bruce R. Bent II, SVP and Trustee         $  0                     $    0
Richard Bassuk, Trustee                   $                        $
                                          ---------                ----------
Edwin Ehlert, Jr., Trustee                $                        $
                                          ---------                ----------
Henri W. Emmet, Trustee                   $                        $
                                          ---------                ----------
Rev. Donald J. Harrington, Trustee        $                        $
                                          ---------                ----------
Diana P. Herrmann                         $                        $
                                          ---------                ----------
William E. Viklund                        $                        $
                                          ---------                ----------

[The following executive officers of the Trusts had allocated cash remuneration in excess of $60,000 during the last fiscal year ending May 31, 1999 for services rendered to the Fund:]

                                                                                                ESTIMATED ANNUAL
                                                                             AGGREGATE            BENEFITS UPON
      NAME                            CAPACITY                             REMUNERATION           RETIREMENT
      ----                            --------                             ---------------      ----------------
     Bruce R. Bent                    President                             $                    $
                                                                            ----------           -----------
     Bruce R. Bent II                 Sr. Vice President                    $                    $
                                                                            ----------           -----------
     Arthur T. Bent III               Vice President                        $                    $
                                                                            ----------           -----------
     MaryKathleen Foynes              Counsel                               $                    $
                                                                            ----------           -----------
     James M. Freisen                 Controller                            $                    $
                                                                            ----------           -----------

   The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the Fund's shareholders.

   [As of June 30, 1999, the following persons were known by the Trusts to own of record or beneficially 5% or more of the outstanding shares of the Fund:]

                       INVESTMENT MANAGEMENT, DISTRIBUTION
                            AND CUSTODIAN AGREEMENTS

INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI" or "Adviser"), 1250 Broadway, New York, NY 10001-3701, a registered investment adviser, manages the Fund and provides them with investment advice. As a result of recent proxy votes, the Fund has entered into a new Investment Management Agreement with the Adviser, which is substantially similar to the Investment Management Agreement previously in effect with regard to the Fund, except for a new comprehensive management fee. The Michigan and California II Tax-Exempt Funds, since inception, have been subject to a comprehensive management fee. The new Investment Management Agreements became effective __________, 1999. Under the Investment Management Agreement, RMCI manages the Fund's investment in accordance with the Fund's investment objective and policies, subject to overall approval by the Trustees.

Presently, under the terms of the Investment Management Agreements with the Fund, the Fund pays RMCI a comprehensive management fee at an annual rate of 0.80% of average daily net assets. RMCI pays all employee and ordinary operating costs of the Fund. Excluded from the definition of ordinary operating costs are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and fees of the disinterested Trustees, for which the Fund it pays its direct or allocated share.

   For the fiscal years ended May 31, 1997, 1998 and 1999, RMCI received management fees under the Investment Management Agreements previously in effect. For the fiscal years ended May 31, 1997, 1998 and 1999, RMCI received management fees of, $_______, $_______ and $_________ respectively from the Interstate Tax-Exempt Fund.

   From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund that would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

   The Investment Management Agreements for the Fund was duly approved by shareholders in 1999, and may be renewed annually if specifically approved by the Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Agreements terminate automatically upon their assignment and may be terminated without penalty upon sixty (60) days' written notice by a vote of the Trustees or by vote of a majority of outstanding voting shares of the Fund or by RMCI.

SERVICE AGREEMENT. A Service Agreement was in effect for the Fund until __________, 1999. Pursuant to the Service Agreement, the Adviser furnished at cost, all personnel required for the maintenance and operation of the Fund, including administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and servicing, as well as a suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which the Fund reimburse the Adviser includes salaries and other expenses, rent, depreciation of equipment and facilities. Affiliates of the Adviser may provide some of these services. The Trusts also reimbursed the Adviser for: brokerage fees and commissions, interest charges, taxes, the cost of registering for sale, issuing and redeeming the Fund's shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders, overhead costs and expenses accounting and legal fees and expenses and disinterested Trustees fees with regard to the Fund. The Adviser agreed to repay the Fund promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of the Fund. The Service Agreement was non-assignable and continued until terminated by either party on 120 days' notice.

   Pursuant to the Service Agreement, during the fiscal year ended May 31, 1999 the Primary Fund reimbursed RMCI $________ and the U.S. Government Fund reimbursed RMCI $________ for expenses. For the fiscal years ended May 31, 1997 and 1998, RMCI was reimbursed $6,616,435 and $7,511,533 by the Primary Fund and $1,778,491 and $2,011,920 by the U.S. Government Fund for expenses, respectively.

DISTRIBUTION AGREEMENT. The Fund's Distributors is RESRV. The Fund has authorized the Distributor, in connection with the sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributor may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributor is the "principal underwriter" for the Fund within the meaning of the Investment Company Act of 1940, and as such act as agent in arranging for the continuous offering of Fund shares. The Distributor has the right to enter into selected dealer agreements with brokers or other persons of their choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments if they qualify for such payments under the Plan of Distribution described below. RESRV's principal business is the distribution of mutual fund shares. No Distributor has retained underwriting commissions on the sale of Fund shares during the last four fiscal years. During the fiscal year ended May 31, 1999, distribution assistance payments were made to RESRV, in the amount of $____.

   The Distribution Agreement may be renewed annually if specifically approved by the Board of Trustees, and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. The Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, the Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("Firms") for shareholder accounts ("qualified accounts") at an annual rate of 0.20 % of the average daily NAV of all Firms' qualified accounts. Such distribution assistance may include, but is not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services, with any remaining amounts being used to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, at its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV and RMCI's analysis of the contribution that a Firm makes to the Fund by increasing assets under management, and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons and RESRV and RMCI will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

   Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan, the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office.

   During the fiscal year ended May 31, 1999, $_________ was paid under the Plan by the Fund. Any such payments are intended to benefit the Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of such shareholder services. During the fiscal year ended May 31, 1999, substantially all payments made by the Fund were to brokers or other financial institutions and intermediaries for share balances in the Fund.

   The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of the majority of the outstanding voting securities of the Fund, or by vote of the disinterested Trustees. The Plan and related agreements may be renewed from year to year, if approved by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT. The Reserve Tax-Exempt Trust, acts as its own transfer agent and dividend-paying agent.

CUSTODIAN, INDEPENDENT ACCOUNTANT AND COUNSEL. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian of the Fund's securities and cash pursuant to a Custodian Agreement. The Bank of New York, 1 Wall Street, New York, NY 10286 and Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540 are Custodians for the Fund for limited purposes in connection with certain repurchase agreements. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. PricewaterhouseCoopers, LLP, 1301 Avenue of the Americas, New York, NY 10019 is the Fund's independent accountant. Dechert, Price & Rhoads, 1775 Eye Street NW, Washington, DC 20006, is the Fund's outside counsel and has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Prospectus.

                           INFORMATION ABOUT THE TRUST

   The Reserve Tax-Exempt Trust's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest that may be issued in any number of series (funds) and/or classes. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of the Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, redemptions and in the net assets of the Fund upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new Investment Advisory Agreement or change the fundamental investment policies) or by the Declaration of Trust.

   Further, the Trust is allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with all applicable state and federal securities laws. These currently require that each class be preferred over all other classes in respect to assets specifically allocated to such class. It is anticipated that, under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of any Fund, shareholders are entitled to share, pro rata, in the net assets of their respective Funds available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

   The Fund share, when issued, is fully paid, non-assessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the respective Funds, equal rights to all dividends and other distributions, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees. The Fund intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

   As stated previously, to date, the Board has authorized the creation of 10 series (funds) of the Reserve Tax-Exempt Trust (Interstate, California, California II, Connecticut, Florida, Massachusetts, Michigan, New Jersey, Ohio and Pennsylvania Tax-Exempt Funds) and one (1) separate series (fund) of Reserve New York Tax-Exempt Trust (New York "Tax-Exempt Fund). All consideration received by the Trust for shares of one of the Fund and all assets in which such consideration is invested will belong to that Fund (subject only to rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Trusts have the ability to create, from time to time, new series without shareholder approval.

   Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Fund's obligations unless, as in this instance, the Declaration of Trusts provide, in substance, that no shareholder or trustee shall be personally liable for the Fund, and each investment portfolio's, obligations to third parties, and requires that every written contract made by the Fund contain a provision to that effect. The Declaration of Trusts also require the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

   The Declaration of Trusts further provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

   SEC regulations provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.

                           HOW TO BUY AND SELL SHARES

PURCHASES - GENERAL. Shares of the Fund are sold without a sales charge. You may be charged a fee if you effect transactions in shares of the Fund through a securities dealer, bank or other financial institution. The Fund reserves the right to reject any purchase order.

   The minimum initial investment in the Fund is $1,000, unless you are a client of a securities dealer, bank or other financial institution, which maintains an omnibus account in the Fund, or if you are an IRA customer. There is no minimum subsequent investment. The initial investment must be accompanied by an Account Application or equivalent information. Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments or travellers or third party checks. The Fund reserves the right to reject any investment in the Fund for any reason and may, at any time, suspend all new investment in the Fund. Shares also may be purchased through Reserve Automatic Asset Builder (see below). In addition, the Fund reserves the right to change the minimum investment amount at any time.

   The Fund's shares are sold on a continuous basis at the NAV per share. Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. If you do not specify the account number and Fund you wish to invest in, all money sent will be invested in the U.S. Government Fund. Only federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For federal funds wires to be eligible for same-day order entry, the Fund must be notified before 11:00 AM (Eastern time) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal Funds are received or bank checks are converted into federal funds. This usually occurs within two (2) business days, but may take longer. Checks delivered to the Fund's offices after 11:00 AM (Eastern time), will be considered received the next business day. Investors will be charged a fee for any check that does not clear. The Fund will only give credit for investments in the Fund on the day they become available in federal funds. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 11:00 AM (Eastern time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form (i.e., receipt of all necessary information, signatures and documentation), denominated in U.S. dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two business days following receipt. Checks delivered to the Fund after 11:00 AM (Eastern time) are considered received on the following business day.

   IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY BE UP TO 10 CALENDAR DAYS.

SHARE PRICE: NAV. The valuation of the Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, there may be some periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

   The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board.

   The extent of any deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/4 of 1%, the Board will consider promptly what action, if any, will be initiated (The Trusts are required by the SEC to contact the Board if the deviation is 1/2 of 1%). In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling Fund instruments prior to maturity to realize capital gains or losses or to shorten average Fund maturity; withholding dividends or paying distributions from capital gains; redeeming shares in kind; or establishing a NAV per share by using available market quotations. Shares are offered at their NAV, which is calculated at the close of each business day as defined in the Prospectus. The NAV is not calculated on days the Exchange is closed for trading and on certain regional banking holidays. The holidays (as observed) on which the Exchange and The Reserve Fund are closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, The Reserve Fund is closed on Columbus Day and Veterans Day. The NAV of the Fund is normally maintained at $1.00 per share. No Fund can guarantee that its NAV will always remain at $1.00 per share although the Fund has managed to do so since inception.

   The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of shares of such Fund outstanding. The Board of Trustees have determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a money-market fund's portfolio securities, which does not take into account unrealized gains and losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed to permit the Fund to be able to maintain a stable NAV.

   In order to maintain a $1.00 share price, the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with whom the Fund proposes to enter into repurchase agreements. In addition, such procedures are reasonably designed, taking into account current market conditions and the investment objective of the Fund, to attempt to maintain the Fund's NAV as computed for the purpose of sales and redemptions at $1.00 per share.

SHARE CERTIFICATES.  Share certificates are not issued by the Fund.

RESERVE AUTOMATIC ASSET-BUILDER PLAN. If you have an account, you may purchase shares of the Fund ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account; from a U.S. government distribution ($25 suggested minimum) such as a social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also make arrangements for the direct deposit of your payroll into your Fund account. Please call The Reserve Funds at 800-637-1700 for an application.

REDEMPTIONS -- GENERAL. Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption NAV is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the respective Fund. The election is irrevocable pursuant to rules and regulations under the 1940 Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Fund's practice of holding instruments typically with a minimum value of $1,000,000 and its intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the redemption.

WRITTEN AND TELEPHONE REDEMPTION REQUESTS. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. Write a letter of instruction which states: the name(s) and signature(s) of all account holders, account number, Fund name, the dollar amount you want to sell, how and where to send the proceeds, necessary signature(s) guaranteed, and if you are redeeming your IRA, please note the applicable withholding requirements.

   The Fund will waive the signature requirement on a redemption request once every thirty (30) days if all of the following conditions apply: if the redemption check is (1) for $5,000 or less; (2) payable to the shareholder(s) of record; and (3) mailed to the shareholder(s) at the address of record for the previous 30 days. Signature guarantees are designed to protect both you and the Fund from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. Notaries public cannot provide signature guarantees. The Fund may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call 800-637-1700.

   To be able to redeem by telephone, you must select this option on your application or in writing before you make your first telephone redemption. Once you have selected this option, you may redeem by calling the Fund at 800-637-1700. Unless you decline telephone privileges on your application and the Fund takes reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone order, or for any loss, cost or expense for acting upon an investor's telephone instructions. As stated in the Prospectus, you are only allowed to make one telephone redemption request within a thirty (30) day period. To further reduce the risk of loss, proceeds of telephone redemptions may be sent only to (1) the bank or brokerage account designated by the shareholder on the application or in a letter with the signature(s) guaranteed; or (2) the address of record for the past 30 days. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Fund, it is necessary to send a written request to the Fund with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so.

RESERVE CASH PERFORMANCE ACCOUNT. The Reserve Cash Performance Account ("CPA") and the Reserve Cash Performance Account Plus ("CPA Plus") provide a comprehensive package of additional services to investors. These packages provide a check arrangement where checks are issued to Reserve shareholders. By completing the application or a signature card (for existing accounts) and certain other documentation, you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Fund. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment. Your checks will be returned (bounced) and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient or uncollected funds. All transactions activity, including check redemptions, will be reported on your account statement. Checking may not be available to clients of some Firms.

   A VISA Gold Check Card (a debit card) is also available with these packages. The VISA card functions exactly as does a conventional VISA credit card except that the cardholder's Reserve account is automatically charged for all purchases and cash advances, thus eliminating the usual monthly finance charges. You may also use your VISA card to get cash at ATMs. Investors receive a 1% cash rebate on all VISA purchases which is credited to their Reserve account. As with the checking facility, VISA charges are paid by liquidating shares in your Reserve account, but any charges that exceed the balance will be rejected. VISA card issuance is subject to credit approval. Reserve, VISA or the bank may reject any application for checks or cards and may terminate an account at any time. Conditions for obtaining a VISA Gold Check Card may be altered or waived by the Fund either generally or in specific instances. The checks and VISA cards are intended to provide investors with easy access to their account balances.

   VISA cardholders may be liable for the unauthorized use of their card up to the amount set by governing Federal regulations, currently $50 if the Fund or the bank is not notified of the theft or loss within two (2) business days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold Check Card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently BankOne at 614-248-4242, which can be reached 24 hours a day, seven (7) days a week or the Fund at 800-631-7784 or 212-401-5500 during normal business hours (Monday through Friday, 9:00 A.M. to 5:00 P.M., Eastern time).

   For the different attributes associated with CPA and CPA Plus packages, please call The Reserve Funds at 800-637-1700. The Fund will charge a nonrefundable annual CPA Plus service fee (currently $60 which may be charged to the account at the rate of $5 monthly). CPA and CPA Plus participants will be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. These charges may be changed at any time upon 30 days' notice to participants. Upon proper notice, the Fund may choose to impose a fee if it deems a shareholder's actions to be burdensome. In addition, Firms in this program may charge their own additional service fees and may establish their own minimum check amount.

   The use of checks and VISA cards by participants will be subject to the terms of your Reserve CPA Application and VISA Account Shareholder Agreement.

[TOUCH-TONE BILL PAYMENT SERVICE. In the near future, the Fund will offer its shareholders touch-tone bill payment which gives you the flexibility of paying bills over the telephone on an automatic or variable basis. Terms, conditions and restrictions will be outlined in the User's Guide and Application.]

STOP PAYMENTS. The Fund will honor stop payment requests on unpaid shareholder checks provided they are advised of the correct check number, payee, check amount and date. Stop payment requests received by the Fund by 2:00 PM (Eastern time) will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $5,000, you may elect in writing to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes to instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under the Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Fund. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Fund. The Fund may impose a charge, modify or terminate any Automatic Withdrawal Plan at any time after the participant has been notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

AUTOMATIC TRANSFER PLANS (ACH). You may redeem shares of the Fund (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money-market deposit account (must be Automated Clearing/House member bank) designated in your application. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) business days after receipt of the request. The Fund may impose a charge, modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

EXCHANGE PRIVILEGE. A shareholder may exchange shares at NAV with all Reserve money-market funds and the Reserve Private Equity Series. Shares to be acquired in an exchange must be registered for sale in the investor's state. The Fund reserves the right to record all exchange requests.

   The exchange privilege is not available for shares which have been held for less than fifteen (15) days. Exchanges by telephone are an automatic privilege unless the shareholder notifies the Fund on the Account Application that this authorization has been withheld. Unless authorization is withheld, the Fund will honor requests by any person by telephone at 800-637-1700, that the Fund deems to be valid. The Fund and its affiliates may be liable for any losses caused by their failure to employ reasonable procedures to avoid unauthorized or fraudulent instructions. To reduce such risk, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account and all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. In addition, the Fund will provide written confirmation of exchange transactions. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

   Exchanges of shares of one fund for another is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege described under this heading may not be available to clients of some Firms and some Firms may impose conditions on their clients that are different from those described in the Prospectus or SAI.

   The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders if such notice is required by the 1940 Act. The notice period may be shorter if applicable law permits. The Trust reserves the right to reject telephone or written requests submitted in bulk on behalf of ten (10) or more accounts. A pattern of frequent exchanges may be deemed by the Adviser to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Adviser's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor and/or the imposition of fees. The Fund does not have any specific definition of what constitutes a pattern of frequent exchanges. Any such restriction will be made on a prospective basis, upon notice to the shareholder not later than ten (10) days following such shareholder's most recent exchange. Telephone and written exchange requests must be received by the Fund by 4:00 PM (Eastern time) on a regular business day to take effect that day. Exchange requests received after 4:00 PM (Eastern time will be effected at the next calculated NAV.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the Exchange is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit. If shares of the Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may generally take up to ten (10) business days. Shareholder checks written against funds, which are not yet considered collected, will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days after the purchase.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

   IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY THE FUND OR IF SHARES ARE PURCHASED BY CHECK, WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTIBLE, THE PURCHASE MAY BE CANCELED OR REDEEMED IMMEDIATELY. THE INVESTOR WHO GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR.

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("Firms"), which may involve such Firms' own redemption minimums, services fees, and other redemption requirements. Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some Firms which utilize a centralized purchase method for shares may have an earlier cut-off for purchase orders than stated above and may establish higher minimum investment requirements than set forth above. Some Firms may independently establish and charge additional fees for their services, which would reduce their clients' yield or return. Firms may also hold shares in nominee or street name on behalf of their clients. In such instances, the Fund's transfer agents will have no information about their accounts, which will be available only from their Firm. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, Firms may receive compensation for recordkeeping and other services and assistance in distributing Fund shares. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such Firms or may only be available subject to certain conditions or limitations. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. The Prospectus should be read in connection with such Firm's material regarding its fees and services.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. Such qualification relieves the Fund of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to federal income tax.

   The Fund ordinarily declares dividends from the Fund's net investment income on each day the Exchange and The Reserve Fund is open for business. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of the Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to individual shareholders, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

   If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to individual shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

   The Fund intends to qualify under the Code to pay "exempt-interest dividends" to its shareholders. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by the Fund to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross incomes of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which the Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

   Upon the sale or other disposition of shares of the Fund, in the event that the Fund fails to maintain a constant net asset value per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be

   Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as those of the Fund) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

   The exemption from federal income tax of dividends derived from interest on municipal obligations does not necessarily result in exemption under the tax laws of any state or local taxing authority.

   Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user. Further, shareholders are advised to consult with their tax advisers regarding the applicability of state and local taxes to an investment or income therefrom in a Fund which may differ from the federal income tax consequences described above.

   Investors are advised to consult their own tax advisor with respect to the particular tax consequences to them of an investment in a Fund.

   The Fund is required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments, or (iii) the Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number.

   The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein.

                                YIELD INFORMATION

   For the seven-day period ended May 31, 1999, Connecticut Tax-Exempt Fund's yield was _____% and its effective yield was ______%. For the seven-day period ended May 31, 1999, the Florida Tax-Exempt Fund's yield was ____% and its effective yield was ____%. For the seven-day period ended May 31, 1999, Massachusetts Tax-Exempt Fund's yield was ____% and its effective yield was _____%. For the seven-day period ended May 31, 1999, Michigan Tax-Exempt Fund's yield was ____% and its effective yield was _____%. For the seven-day period ended May 31, 1999, New Jersey Tax-Exempt Fund's yield was ____% and its effective yield was _____%. For the seven-day period ended May 31, 1999, Ohio Tax-Exempt Fund's yield was ____% and its effective yield was _____%. For the seven-day period ended May 31, 1999, Pennsylvania Tax-Exempt Fund's yield was ____% and its effective yield was _____%.

   Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which the yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

   Yields will fluctuate and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Your principal in the Fund is not guaranteed. See above "Share Price: NAV" for a discussion of the manner in which the Fund's price per share is determined.

   Yield information is useful in reviewing the Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

   Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data various industry publications. From time to time, the Fund in its advertising and sales literature may refer to the growth of assets managed or administered by RMCI over certain time periods.

                               GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Fund assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account indemnify and hold the Fund harmless for actions taken by either party.

USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although the Fund is offering only its own shares, it is possible that the Fund might become liable for any misstatement in the Prospectus and SAI about the other Funds. However, the Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or SAI.

REPORTS AND STATEMENTS. Shareholders receive an Annual Report containing audited financial statements and an unaudited Semi-Annual Report. An account statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Firms will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. Shareholders have a duty to examine their account statement(s) and report any discrepancies to The Reserve Funds immediately. Failure to do so could result in the shareholder suffering a loss. Further, shareholders are advised to retain account statements.

RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options including yields, account balances, check reorders, touch tone bill payment and other options. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months on the Internet at www.reservefunds.com.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701 or 800-637-1700.

                                     RATINGS

The following are the rating designations of short-term instruments and their respective meanings.

STANDARD & POOR'S CORPORATION. A-1: This designation is the highest category of S&P and indicates that the degree of safety regarding timely payment is strong. Those short-term obligations that are extremely strong characteristics will be denoted with a plus (+).

MOODY'S INVESTORS SERVICE, INC. Prime-1 (P-1): Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

There are three categories for short-term obligations that define an investment grade situation designated Moody's Investment Grade as MIG1 (best) through MIG3. MIG1 denotes best quality, i.e., there is a strong protection by established cash flows, superior liquidity support or demonstrated broad-based market access for re-financing. MIG2 denotes high quality, the margins of protection are ample but not as large as MIG1.

DUFF & PHELPS CREDIT RATING CO. Duff-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Those issues determined to have the highest certainty of timely payment and whose safety is just below risk-free U.S. Treasury short-term obligations will be denoted with a plus (+) sign designation. Those issues determined to have a high certainty of timely payment and whose risk factors are very small will be denoted with a minus (-) sign designation.

FITCH IBCA. F1: This designation indicates the strongest credit quality. Issues assigned this rating reflect an assurance of timely payment. Those obligations with an exceptionally strong credit quality will be denoted with a plus (+) sign. Issues assigned the rating of F1+ are regarded as having the strongest degree assurance for timely payment.

                              FINANCIAL HIGHLIGHTS

Financial Statements (audited) for the Reserve Tax-Exempt Trust and the Reserve New York Tax-Exempt Trust for the fiscal year ended May 31, 1999, including notes thereto, are incorporated by reference in the SAI from the Trusts' Annual Report to Shareholders dated May 31, 1999 filed with the SEC on July, ____ 1999.

PART C
Item 23. Exhibits

       (a) Declaration of Trust was filed as an exhibit to Registrant's Initial Registration Statement dated March 23, 1983
       (b) Bylaws were filed as an exhibit to Registrant's Initial Registration Statement dated March 23, 1983. Amendment No. 2 filed as an exhibit to Post-Effective Amendment No. 15 dated July 31, 1990
       (c) Not Applicable
       (d) Form of Investment Management Agreement for the Funds filed
       (e) Form of Distribution Agreement and Plan of Distribution filed as an exhibit to Registrant's Pre-Effective Amendment No. 1 dated July 22, 1983. Amendment to Plan of Distribution filed as exhibit to Post-Effective Amendment No. 11 dated August 1, 1988
       (f) Pension Plan of Reserve Management Corp. filed as an exhibit to Post-Effective Amendment No. 32 of The Reserve Fund (File No. 2-36429); amendments thereto filed as an exhibit to Post-Effective Amendment No. 45 and incorporated by reference.
       (g) Custodian Agreement with Chemical Bank filed as an exhibit to Post Effective Amendment No. 33 and incorporated by reference.
       (h)Form of Service Agreement filed as an exhibit to Post-Effective Amendment No. 14 dated November 1, 1989;
       (i) Opinion of Counsel.*
       (j) Consent of Auditors *
       (k) Not applicable
       (l) Not applicable
       (m) Form of Registered Dealer Agreement*
       (n) Financial Data Schedules*
       (o) Not applicable
     ---------
* To be filed with later Post-Effective Amendment

Item 24. Persons Controlled by or Under Common Control with Registrant Not Applicable

Item 25. Indemnification
Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Name Position with the Adviser Other Businesses

Henry B.R. Brown President, Treasurer and President, Treasurer and Director Director of Reserve Management Corporation of the same address as the Trust; Director and Treasurer of Transfer Agent Inc., 5 Cornwall St., N.W., Leesburg, Virginia 22075.

Bruce R. Bent Vice President, Secretary Vice President, Secretary and Director and Director of Reserve Management Corporation and Director of Resrv Partners, Inc. both of the same address as the Trust

Item 27. Principal Underwriters

(a) Resrv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve Institutional Trust, Reserve New York Tax-Exempt Trust and Reserve Private Equity Series.

Name and Principal Positions and Offices Positions and Offices Business Address with Resrv Partners, Inc. with Registrant

------------------------------------------------------- ---------------------------------------------------
Bruce R. Bent                                           Chairman, Director and Treasurer
1250 Broadway
New York, New York 10001-3701
------------------------------------------------------- ---------------------------------------------------
Mary A. Belmonte                                        President
1250 Broadway
New York, New York 10001-3701
------------------------------------------------------- ---------------------------------------------------
Bruce R. Bent II                                        Assistant Secretary
1250 Broadway
New York, New York 10001-3701
------------------------------------------------------- ---------------------------------------------------
Arthur Bent III                                         Assistant Treasurer
1250 Broadway
New York, New York 10001-3701
------------------------------------------------------- ---------------------------------------------------
MaryKathleen Foynes                                     Counsel & Secretary
1250  Broadway
New York, New York 10001-3701
------------------------------------------------------- ---------------------------------------------------


Item 28. Location of Accounts and Records All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained 1250 Broadway, New York, NY 10001-3701 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 29. Management Services

       See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 32. Undertakings
         Not Applicable

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485 (a) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No. 34 its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 25th day of May, 1999.

                            RESERVE TAX-EXEMPT TRUST

                                                   By:  /s/ Bruce R. Bent
                                                       -------------------------
                                                        Bruce R. Bent, President

            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                        Title                                                 Date
/s/ Bruce R. Bent                President, Treasurer and Trustee (principal           May 25, 1999
-------------------------------  executive operating and financial officer)
Bruce R. Bent

*                                Trustee                                               May 25, 1999
-------------------------------
Edwin Ehlert Jr.

*                                Trustee                                               May 25, 1999
-------------------------------
Henri W. Emmet

*                                Trustee                                               May 25, 1999
-------------------------------
Donald J. Harrington

/s/ Bruce R. Bent II             Trustee                                               May 25, 1999
-------------------------------
Bruce R. Bent II

*                                Trustee                                               May 25, 1999
-------------------------------
William E. Viklund

*                                Trustee                                               May 25, 1999
-------------------------------
Diana P Hermann

*                                Trustee                                               May 25, 1999
-------------------------------
Richard Bassuk

/s/ MaryKathleen Foynes          Counsel and Secretary                                 May 25, 1999
-------------------------------
MaryKathleen Foynes
*Attorney-in-Fact
